UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06247

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT   NOVEMBER 30, 2010

Emerging Markets Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Types of Investments in Portfolio	9
Investments by Country	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	30

Other Information

Proxy Voting Results	31
Management	32
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President's Letter

     Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended November 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman's Letter

     Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

     By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Recovered from Gloomy First Half

In the first half of the 12-month period, developed international equity markets posted dismal performance stemming from fiscal problems in Europe and escalating tensions in the Middle East. In the second half of the period, however, stocks rebounded sharply, generally recovering their earlier losses. European investors generally shrugged off a fresh round of sovereign debt concerns, focusing instead on improved business confidence throughout the eurozone. In particular, corporate sentiment brightened in Germany, which also reported a considerable drop in unemployment figures. Additionally, in Japan numerous export-reliant companies cheered the government’s efforts to weaken the yen, which had reached a 15-year high versus the U.S. dollar.

Overall, developed international equity markets underperformed the U.S. and emerging markets for the 12-month period. Although they recouped most of their earlier losses, European stocks declined for the entire period. Improving economic outlooks weren’t sufficient to offset the earlier impact of the debt crises plaguing Greece, Italy, Spain, Ireland, and Portugal. Meanwhile, Japan’s stock market was a leading performer among the developed nations, benefiting from optimistic economic growth forecasts. Elsewhere in Asia, China’s booming economy showed signs of cooling.

Outlook Favors Emerging Markets, Dividends

Many economists expect the emerging markets to be among the fastest-growing economies during the next 12 months, and that sentiment is fueling strong fund flows into emerging market stocks. Nevertheless, the risks should not be overlooked. Despite their higher economic growth forecasts, emerging market economies typically are based on one or two key basic industries, where dependency on commodity exports and price volatility is generally high. Shifts in the pricing or demand for the key products that underpin their economies can lead to sudden and major reversals in profitability and growth.

In the developed markets, industries and companies associated with higher dividend yields and less sensitive to sudden changes in consumer demand (the so-called “defensive stocks”) have been doing well. With bond and money market yields unusually low, dividend yields are an attractive alternative for investors seeking income. In addition, companies showing above-average earnings growth have performed well in this slow economy. Seeking such earnings growth remains a key component of our investment process.

International Equity Total Returns
For the 12 months ended November 30, 2010 (in U.S. dollars)
MSCI EAFE Index	1.11%	MSCI Europe Index	-2.72%
MSCI EAFE Growth Index	6.14%	MSCI World Index	5.98%
MSCI EAFE Value Index	-3.86%	MSCI Japan Index	8.09%
MSCI Emerging Markets (Gross) Index	15.65%

4

Performance

Total Returns as of November 30, 2010
				Average Annual Returns
	Ticker Symbol	1 year		5 years		10 years		Since Inception		Inception Date
Investor Class	TWMIX	16.21%		10.58%		11.84%		8.32%		9/30/97
MSCI Emerging Markets Growth Index	—	16.50%		10.82%		N/A	(1)	N/A		—
MSCI Emerging Markets (Gross) Index	—	15.65%		12.85%		15.71%		8.66%		—
Institutional Class	AMKIX	16.42%		10.80%		12.05%		13.16%		1/28/99
A Class(2) No sales charge* With sales charge*	AEMMX	15.92 9.30	% %	10.34 9.05	% %	11.57 10.93	% %	10.40 9.84	% %	5/12/99
B Class No sales charge* With sales charge*	ACKBX	15.01 11.01	% %	— —		— —		-7.88 -9.02	% %	9/28/07
C Class	ACECX	15.09%		9.51%		—		13.02%		12/18/01
R Class	AEMRX	15.66%		—		—		-7.42%		9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available 1/1/01.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years*
$10,000 investment made November 30, 2000

*Since MSCI Emerging Markets Growth Index data is only available from 1/1/01, it is not included in the line chart.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.78%	1.58%	2.03%	2.78%	2.78%	2.28%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Anthony Han

Performance Summary

The Emerging Markets portfolio returned 16.21%* for the 12 months ended November 30, 2010, compared with its benchmark, the MSCI Emerging Markets Growth Index, which returned 16.50%.

Stocks in many global markets generally struggled during the first half of the period, as several eurozone nations came close to defaulting on their sovereign debt. In the second half of the period, improving business conditions and confidence and solid corporate earnings reports in several markets helped propel stocks and push 12-month returns into positive territory. Emerging market stocks significantly outperformed their developed market counterparts, primarily because the emerging markets weren’t facing the sovereign debt problems mounting in many developed nations. Instead, many emerging markets focused on building their infrastructures and growing their economies.

The portfolio, which narrowly underperformed its benchmark for the period, benefited from strong stock selection across a variety of regions and sectors. Overall, our sector and country allocations were slightly negative.

Chile Detracted; India Was Top Performer

The largest detractors from a regional perspective included Chile, China, and Mexico. Stock selection dragged down relative results in Chile and China, while underweight positions in Mexico and Chile also were ineffective. Late in the period, concerns about rising inflation and slower growth rates in China, along with the Chinese government’s decision to untether its currency from the U.S. dollar, rattled investors. Several China-based stocks weakened, including our overweight position in Skyworth Digital Holdings, a television manufacturer, which was among the portfolio’s largest detractors due to falling unit sales. Analysts had expected volumes to climb, due largely to the Chinese government’s incentives to stimulate domestic demand for household appliances.

The portfolio’s largest regional contributors to relative performance included India, South Africa, and Indonesia. In each country, our stock selection was robust. In addition, our overweight positions in India and Indonesia boosted results, while an underweight to South Africa was slightly positive. In addition, our position in Taiwan was a key contributor to performance, with our overweights to Eva Airways and HTC Corp. finishing the period among the portfolio’s best performers. Eva, a leading international carrier in Taiwan, benefited from the region’s burgeoning tourism business. Cellular handset maker HTC posted considerable market share gains on growing demand for its smartphones that run on Google’s Android operating system.

Materials Lagged; Financials Were Top Contributors

Poor stock selection and underweights in the telecommunication services and materials sectors dragged down the portfolio’s relative performance. In particular, our overweight position in Hong Kong’s Fushan International Energy Group was among the portfolio’s weakest holdings. The company, which mines coking coal used for firing smelters in steel mills, saw its stock price steadily decline, despite strong operating results. Macroeconomic influences, including China’s tightening efforts, combined with falling steel prices, higher production costs, and economic uncertainty in Europe, created a challenging climate for the China’s metals and mining industry.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Europe’s financial woes hurt Hungary’s OTP Bank, which was the portfolio’s weakest holding. The company’s shares tumbled after Hungary’s prime minister unveiled a tax on financial institutions to help ease the country’s budget shortfall.

The portfolio’s financials sector made the greatest contribution to relative performance, driven primarily by strong stock selection in the commercial banking and insurance industries. An overweight position in the consumer discretionary sector was positive, while stock selection drove the portfolio’s outperformance in the consumer staples sector. The food and staples retailing industry was the leading consumer staples contributor, with CP ALL PCL, a Thailand-based company that operates convenience stores under the 7-Eleven trademark, among the portfolio’s top performers.

Outlook

Global economic activity is improving, but significant headwinds remain, including sovereign debt concerns in the developed world and the potential for rising inflation around the globe. So far, government responses to the crisis have varied, and this lack of coordination may lead to divergent economic performance in the year ahead. We expect further volatility, yet we will continue to focus on finding companies located in emerging market countries with sustainable growth characteristics and promising long-term outlooks. Emerging markets have held up relatively well, primarily because they have managed their economies conservatively throughout the past several years.

8

Top Ten Holdings
% of net assets as of 11/30/10
Vale SA Preference Shares	5.7%
Samsung Electronics Co. Ltd.	3.2%
Ping An Insurance Group Co. of China Ltd. H Shares	3.2%
Infosys Technologies Ltd.	2.7%
Sberbank of Russia	2.6%
Hon Hai Precision Industry Co. Ltd.	2.1%
Itau Unibanco Holding SA Preference Shares	1.9%
Hyundai Heavy Industries Co. Ltd.	1.8%
CNOOC Ltd.	1.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.8%

Types of Investments in Portfolio
% of net assets as of 11/30/10
Foreign Common Stocks & Rights	100.2%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	(0.4)%

Investments by Country
% of net assets as of 11/30/10
People’s Republic of China	15.2%
Brazil	14.6%
South Korea	11.5%
India	9.7%
Taiwan (Republic of China)	7.9%
South Africa	7.6%
Hong Kong	6.7%
Russian Federation	6.7%
Indonesia	3.8%
Thailand	3.2%
Turkey	2.8%
Mexico	2.3%
Malaysia	2.3%
Other Countries	5.9%
Cash and Equivalents*	(0.2)%

*Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2010 to November 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/29/10	Ending Account Value 11/30/10	Expenses Paid During Period* 5/29/10 – 11/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,210.30	$9.69	1.72%
Institutional Class	$1,000	$1,213.20	$8.57	1.52%
A Class	$1,000	$1,210.30	$11.09	1.97%
B Class	$1,000	$1,206.60	$15.29	2.72%
C Class	$1,000	$1,205.20	$15.28	2.72%
R Class	$1,000	$1,208.00	$12.49	2.22%
Hypothetical
Investor Class	$1,000	$1,016.71	$8.84	1.72%
Institutional Class	$1,000	$1,017.73	$7.81	1.52%
A Class	$1,000	$1,015.44	$10.12	1.97%
B Class	$1,000	$1,011.62	$13.94	2.72%
C Class	$1,000	$1,011.62	$13.94	2.72%
R Class	$1,000	$1,014.17	$11.39	2.22%

* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2010

	Shares	Value
Common Stocks & Rights — 100.2%
BRAZIL — 14.6%
BR Malls Participacoes SA	547,800	$5,399,405
Cia de Bebidas das Americas Preference Shares ADR	47,072	6,384,846
Hypermarcas SA(1)	410,300	6,492,149
Hypermarcas SA Rights(1)	410	34
Itau Unibanco Holding SA Preference Shares	550,218	12,595,390
MRV Engenharia e Participacoes SA	495,800	4,901,324
Natura Cosmeticos SA	171,600	4,611,763
PDG Realty SA Empreendimentos e Participacoes	1,107,000	6,708,113
Petroleo Brasileiro SA-Petrobras ADR	400,226	11,718,617
Vale SA Preference Shares	1,345,400	37,664,295
		96,475,936
CANADA — 1.5%
Pacific Rubiales Energy Corp.	324,909	10,128,185
HONG KONG — 6.7%
C C Land Holdings Ltd.	11,119,000	4,166,886
China Merchants Holdings International Co. Ltd.	1,325,132	5,230,492
China Overseas Land & Investment Ltd.	3,864,000	7,424,358
CNOOC Ltd.	5,599,000	12,142,427
Comba Telecom Systems Holdings Ltd.	5,420,800	6,038,547
Geely Automobile Holdings Ltd.	5,080,000	2,793,473
Xinyi Glass Holdings Ltd.	8,718,000	6,668,932
		44,465,115
INDIA — 9.7%
Apollo Tyres Ltd.	2,505,254	3,608,964
Ashok Leyland Ltd.	3,865,898	6,036,648
Aurobindo Pharma Ltd.	277,642	7,549,309
Crompton Greaves Ltd.	870,817	6,358,663
HDFC Bank Ltd.	98,970	4,929,411
ICICI Bank Ltd.	298,208	7,422,542
Infosys Technologies Ltd.	273,306	18,172,749
Mundra Port and Special Economic Zone Ltd.	1,699,865	5,645,841
Tata Motors Ltd.	165,876	4,464,391
		64,188,518
INDONESIA — 3.8%
PT Astra International Tbk	1,074,500	$6,172,963
PT Bank Rakyat Indonesia (Persero) Tbk	4,256,000	4,946,646
PT Indofood CBP Sukses Makmur Tbk(1)	4,449,500	2,511,894
PT Perusahaan Gas Negara	11,529,500	5,487,807
PT Semen Gresik (Persero) Tbk	5,578,500	5,681,005
		24,800,315
MALAYSIA — 2.3%
CIMB Group Holdings Bhd	4,398,400	11,719,809
Supermax Corp. Bhd	2,515,400	3,295,631
		15,015,440
MEXICO — 2.3%
America Movil SAB de CV, Series L ADR	94,349	5,326,945
Grupo Mexico SAB de CV, Series B	1,846,556	6,272,773
Wal-Mart de Mexico SAB de CV	1,292,032	3,650,124
		15,249,842
PEOPLE’S REPUBLIC OF CHINA — 15.2%
AAC Acoustic Technologies Holdings, Inc.	1,786,000	4,922,074
Anta Sports Products Ltd.	1,553,000	2,895,963
Baidu, Inc. ADR(1)	75,998	7,994,230
China BlueChemical Ltd. H Shares	5,622,000	4,481,614
China Minsheng Banking Corp. Ltd. H Shares	4,107,500	3,655,178
China Oilfield Services Ltd. H Shares	2,428,000	4,440,072
Ctrip.com International Ltd. ADR(1)	203,058	8,898,002
Dongfeng Motor Group Co. Ltd. H Shares	3,426,000	6,521,008
Focus Media Holding Ltd. ADR(1)	236,370	5,514,512
Industrial & Commercial Bank of China Ltd. H Shares	6,881,000	5,352,312
Industrial & Commercial Bank of China Ltd. H Shares Rights(1)	309,645	101,685
Mongolian Mining Corp.(1)	3,060,600	3,358,143
PCD Stores Ltd.	10,644,000	3,385,749
Ping An Insurance Group Co. of China Ltd. H Shares	1,813,500	20,925,629

12

	Shares	Value
Sany Heavy Equipment International Holdings Co. Ltd.	2,947,000	$4,713,621
Sinopharm Group Co. H Shares	942,800	3,448,187
Tencent Holdings Ltd.	378,700	8,422,492
Xingda International Holdings Ltd.	1,507,000	1,490,484
		100,520,955
PERU — 1.3%
Credicorp Ltd.	69,486	8,329,287
POLAND — 0.5%
Powszechna Kasa Oszczednosci Bank Polski SA	251,547	3,487,850
RUSSIAN FEDERATION — 6.7%
CTC Media, Inc.	263,500	5,931,385
Magnit OJSC GDR	158,056	4,172,678
NovaTek OAO GDR	124,538	11,719,026
Sberbank of Russia	5,439,459	17,297,480
X5 Retail Group NV GDR(1)	135,120	5,127,804
		44,248,373
SOUTH AFRICA — 7.6%
Aspen Pharmacare Holdings Ltd.(1)	352,576	4,622,970
Exxaro Resources Ltd.	207,937	3,693,921
Gold Fields Ltd. ADR	177,404	2,960,873
Impala Platinum Holdings Ltd.	173,391	4,948,406
JD Group Ltd.	261,834	2,011,907
MTN Group Ltd.	703,063	12,003,938
Naspers Ltd. N Shares	192,833	9,624,318
Shoprite Holdings Ltd.	334,956	4,556,752
Truworths International Ltd.	573,111	5,817,770
		50,240,855
SOUTH KOREA — 11.5%
Doosan Infracore Co. Ltd.(1)	494,480	10,662,412
Hyundai Heavy Industries Co. Ltd.	37,974	12,167,795
Hyundai Motor Co.	63,576	9,459,082
Hyundai Steel Co.	28,186	2,674,193
LG Chem Ltd.	33,834	11,322,746
LG Household & Health Care Ltd.	18,260	6,024,194
POSCO	7,726	3,028,693
Samsung Electronics Co. Ltd.	29,402	20,947,086
		76,286,201
SWITZERLAND — 1.0%
Ferrexpo plc	1,157,579	6,280,340
TAIWAN (REPUBLIC OF CHINA) — 7.9%
AU Optronics Corp.(1)	2,801,000	$2,802,608
Eva Airways Corp.(1)	7,309,000	8,320,259
Hon Hai Precision Industry Co. Ltd.	3,968,697	14,126,257
HTC Corp.	415,800	11,526,319
Taiwan Semiconductor Manufacturing Co. Ltd.	5,800,939	12,065,268
Wistron Corp.	1,821,362	3,692,616
		52,533,327
THAILAND — 3.2%
Banpu PCL	341,250	8,534,072
CP ALL PCL	4,520,600	5,944,222
Kasikornbank PCL NVDR	1,656,100	6,546,608
		21,024,902
TURKEY — 2.8%
Tofas Turk Otomobil Fabrikasi AS	601,857	3,153,556
Turkiye Garanti Bankasi AS	1,921,973	10,658,458
Turkiye Sise ve Cam Fabrikalari AS(1)	2,837,212	4,829,618
		18,641,632
UNITED KINGDOM — 1.6%
Antofagasta plc	350,713	7,173,543
International Personal Finance plc	699,947	3,255,310
		10,428,853
TOTAL COMMON STOCKS & RIGHTS (Cost $459,794,504)		662,345,926
Temporary Cash Investments — 0.2%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	53,907	53,907
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 4.875%, 7/31/11, valued at $918,058), in a joint trading account at 0.14%, dated 11/30/10, due 12/1/10 (Delivery value $900,004)		900,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $953,907)		953,907
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $460,748,411)		663,299,833
OTHER ASSETS AND LIABILITIES — (0.4)%		(2,386,061)
TOTAL NET ASSETS — 100.0%		$660,913,772

13

Market Sector Diversification
(as a % of net assets)
Financials	20.9%
Information Technology	16.7%
Materials	15.3%
Consumer Discretionary	15.0%
Industrials	9.6%
Energy	8.9%
Consumer Staples	7.5%
Health Care	2.9%
Telecommunication Services	2.6%
Utilities	0.8%
Cash and Equivalents*	(0.2)%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

NVDR = Non-Voting Depositary Receipt

OJSC = Open Joint Stock Company

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2010
Assets
Investment securities, at value (cost of $460,748,411)	$663,299,833
Cash	5,726
Foreign currency holdings, at value (cost of $3,447,946)	3,451,705
Receivable for investments sold	2,233,534
Receivable for capital shares sold	171,365
Dividends and interest receivable	470,995
Other assets	252,344
669,885,502

Liabilities
Payable for investments purchased	5,571,817
Payable for capital shares redeemed	2,193,907
Accrued management fees	950,048
Distribution and service fees payable	11,723
Accrued foreign taxes	244,235
8,971,730

Net Assets	$660,913,772

Net Assets Consist of:
Capital (par value and paid-in surplus)	$656,085,948
Accumulated net investment loss	(126,422)
Accumulated net realized loss	(197,340,567)
Net unrealized appreciation	202,294,813
$660,913,772

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$583,978,269	68,997,821	$8.46
Institutional Class, $0.01 Par Value	$40,968,583	4,735,548	$8.65
A Class, $0.01 Par Value	$29,572,131	3,591,310	$8.23	*
B Class, $0.01 Par Value	$309,618	37,089	$8.35
C Class, $0.01 Par Value	$5,257,083	663,209	$7.93
R Class, $0.01 Par Value	$828,088	98,376	$8.42

*Maximum offering price $8.73 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $891,885)	$10,609,922
Interest	3,849
10,613,771

Expenses:
Management fees	10,642,168
Distribution and service fees:
A Class	60,002
B Class	2,570
C Class	52,007
R Class	3,227
Directors’ fees and expenses	19,731
Other expenses	41,066
10,820,771

Net investment income (loss)	(207,000)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	72,204,705
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $251,214)	5,481,743
77,686,448

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(614,351))	14,932,106
Translation of assets and liabilities in foreign currencies	(492,971)
14,439,135

Net realized and unrealized gain (loss)	92,125,583

Net Increase (Decrease) in Net Assets Resulting from Operations	$91,918,583

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2010 AND NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (207,000)	$ 533,727
Net realized gain (loss)	77,686,448	(82,169,040)
Change in net unrealized appreciation (depreciation)	14,439,135	347,324,450
Net increase (decrease) in net assets resulting from operations	91,918,583	265,689,137

Distributions to Shareholders
From net investment income:
Investor Class	—	(1,926,383)
Institutional Class	—	(220,437)
A Class	—	(68,022)
R Class	—	(418)
Decrease in net assets from distributions	—	(2,215,260)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(55,654,147)	(3,779,410)

Redemption Fees
Increase in net assets from redemption fees	224,631	222,324

Net increase (decrease) in net assets	36,489,067	259,916,791

Net Assets
Beginning of period	624,424,705	364,507,914
End of period	$660,913,772	$624,424,705

Accumulated net investment loss	$(126,422)	—

See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2010

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing at least 80% of its assets in equity securities of companies located in emerging market countries. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

18

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

19

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — Effective July 16, 2010, the corporation has entered into a management agreement with ACIM (see Note 9), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of NT Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.25% to 1.85% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2010 was 1.71% for the Investor Class, A Class, B Class, C Class and R Class and 1.51% for the Institutional Class.

Prior to July 16, 2010, the corporation had entered into a management agreement with American Century Global Investment Management, Inc. (ACGIM) (see Note 9), under which ACGIM provided the fund with investment advisory and management services. Prior to July 16, 2010, ACGIM had entered into a subadvisory agreement with ACIM on behalf of the fund, under which ACIM made investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM paid all costs associated with retaining ACIM as the subadvisor of the fund.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2010, are detailed in the Statement of Operations.

20

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2010, were $537,502,493 and $579,259,475, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2010		Year ended November 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	235,000,000		235,000,000
Sold	10,049,637	$78,127,996	19,353,332	$109,588,071
Issued in reinvestment of distributions	—	—	411,216	1,603,788
Redeemed	(18,943,255)	(143,285,753)	(17,730,654)	(92,632,289)
	(8,893,618)	(65,157,757)	2,033,894	18,559,570
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	2,068,557	15,260,457	1,317,412	7,262,735
Issued in reinvestment of distributions	—	—	55,526	220,437
Redeemed	(1,073,145)	(8,148,864)	(4,026,999)	(25,605,195)
	995,412	7,111,593	(2,654,061)	(18,122,023)
A Class/Shares Authorized	40,000,000		40,000,000
Sold	1,865,594	14,476,416	1,737,602	8,969,379
Issued in reinvestment of distributions	—	—	17,381	66,223
Redeemed	(1,549,076)	(11,528,392)	(2,684,625)	(13,476,300)
	316,518	2,948,024	(929,642)	(4,440,698)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	8,745	69,194	20,988	121,866
Redeemed	(4,918)	(35,138)	(14,744)	(73,057)
	3,827	34,056	6,244	48,809
C Class/Shares Authorized	5,000,000		5,000,000
Sold	134,226	979,767	260,381	1,420,013
Redeemed	(250,782)	(1,785,645)	(292,711)	(1,421,591)
	(116,556)	(805,878)	(32,330)	(1,578)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	69,308	533,453	59,323	312,438
Issued in reinvestment of distributions	—	—	107	418
Redeemed	(41,838)	(317,638)	(22,963)	(136,346)
	27,470	215,815	36,467	176,510
Net increase (decrease)	(7,666,947)	$(55,654,147)	(1,539,428)	$(3,779,410)

21

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks & Rights	$63,058,697	$599,287,229	—
Temporary Cash Investments	53,907	900,000	—
Total Value of Investment Securities	$63,112,604	$600,187,229	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	—	$2,215,260
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

22

As of November 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$464,269,089
Gross tax appreciation of investments	$204,193,748
Gross tax depreciation of investments	(5,163,004)
Net tax appreciation (depreciation) of investments	$199,030,744
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(256,609)
Net tax appreciation (depreciation)	$198,774,135
Undistributed ordinary income	—
Accumulated capital losses	$(193,823,726)
Currency loss deferral	$(122,585)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(76,617,325) and $(117,206,401) expire in 2016 and 2017, respectively.

The currency loss deferral represents net foreign currency losses incurred in the one-month period ended November 30, 2010. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory and subadvisory agreements. As required by the 1940 Act, the assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund was managed until a new agreement was approved. The new investment advisory agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of the substitution of ACIM for ACGIM and different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010, eliminating the need for a new subadvisory agreement.

23

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.28	$4.17	$12.69	$10.06	$8.25
Income From Investment Operations
Net Investment Income (Loss)(1)	— (2)	0.01	0.09	0.10	0.11
Net Realized and Unrealized Gain (Loss)	1.18	3.13	(7.21)	4.06	3.11
Total From Investment Operations	1.18	3.14	(7.12)	4.16	3.22
Distributions
From Net Investment Income	—	(0.03)	(0.10)	(0.13)	(0.05)
From Net Realized Gains	—	—	(1.31)	(1.42)	(1.37)
Total Distributions	—	(0.03)	(1.41)	(1.55)	(1.42)
Redemption Fees(1)	— (2)	— (2)	0.01	0.02	0.01
Net Asset Value, End of Period	$8.46	$7.28	$4.17	$12.69	$10.06

Total Return(3)	16.21%	75.36%	(62.66)%	48.81%	46.10%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.72%	1.78%	1.66%	1.66%	1.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.02)%	0.11%	1.06%	0.96%	1.31%
Portfolio Turnover Rate	87%	126%	121%	85%	115%
Net Assets, End of Period (in thousands)	$583,978	$567,248	$316,695	$1,070,138	$523,813

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

24

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.43	$4.26	$12.92	$10.21	$8.36
Income From Investment Operations
Net Investment Income (Loss)(1)	0.02	0.02	0.12	0.12	0.12
Net Realized and Unrealized Gain (Loss)	1.20	3.18	(7.35)	4.14	3.16
Total From Investment Operations	1.22	3.20	(7.23)	4.26	3.28
Distributions
From Net Investment Income	—	(0.03)	(0.13)	(0.15)	(0.07)
From Net Realized Gains	—	—	(1.31)	(1.42)	(1.37)
Total Distributions	—	(0.03)	(1.44)	(1.57)	(1.44)
Redemption Fees(1)	— (2)	— (2)	0.01	0.02	0.01
Net Asset Value, End of Period	$8.65	$7.43	$4.26	$12.92	$10.21

Total Return(3)	16.42%	75.92%	(62.63)%	49.21%	46.31%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.52%	1.58%	1.46%	1.46%	1.60%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.18%	0.31%	1.26%	1.16%	1.51%
Portfolio Turnover Rate	87%	126%	121%	85%	115%
Net Assets, End of Period (in thousands)	$40,969	$27,787	$27,235	$74,897	$85,886

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

25

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.10	$4.07	$12.40	$9.85	$8.11
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.02)	(0.01)	0.07	0.07	0.11
Net Realized and Unrealized Gain (Loss)	1.15	3.06	(7.03)	3.99	3.02
Total From Investment Operations	1.13	3.05	(6.96)	4.06	3.13
Distributions
From Net Investment Income	—	(0.02)	(0.07)	(0.11)	(0.03)
From Net Realized Gains	—	—	(1.31)	(1.42)	(1.37)
Total Distributions	—	(0.02)	(1.38)	(1.53)	(1.40)
Redemption Fees(2)	— (3)	— (3)	0.01	0.02	0.01
Net Asset Value, End of Period	$8.23	$7.10	$4.07	$12.40	$9.85

Total Return(4)	15.92%	75.24%	(62.78)%	48.61%	45.59%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.97%	2.03%	1.91%	1.91%	2.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.27)%	(0.14)%	0.81%	0.71%	1.06%
Portfolio Turnover Rate	87%	126%	121%	85%	115%
Net Assets, End of Period (in thousands)	$29,572	$23,260	$17,105	$36,795	$9,905

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

26

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.26	$4.17	$12.67	$12.15
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.08)	(0.06)	0.02	(0.03)
Net Realized and Unrealized Gain (Loss)	1.17	3.15	(7.24)	0.53
Total From Investment Operations	1.09	3.09	(7.22)	0.50
Distributions
From Net Realized Gains	—	—	(1.29)	—
Redemption Fees(2)	— (3)	— (3)	0.01	0.02
Net Asset Value, End of Period	$8.35	$7.26	$4.17	$12.67

Total Return(4)	15.01%	74.10%	(63.09)%	4.28%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.72%	2.78%	2.67%	2.58	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.02)%	(0.89)%	0.05%	(1.30	)%(5)
Portfolio Turnover Rate	87%	126%	121%	85	%(6)
Net Assets, End of Period (in thousands)	$310	$241	$113	$54

(1)	September 28, 2007 (commencement of sale) through November 30, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2007.

See Notes to Financial Statements.

27

C Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$6.89	$3.96	$12.10	$9.64	$7.95
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.07)	(0.05)	0.01	(0.01)	0.03
Net Realized and Unrealized Gain (Loss)	1.11	2.98	(6.87)	3.90	2.99
Total From Investment Operations	1.04	2.93	(6.86)	3.89	3.02
Distributions
From Net Investment Income	—	—	—	(0.03)	—
From Net Realized Gains	—	—	(1.29)	(1.42)	(1.34)
Total Distributions	—	—	(1.29)	(1.45)	(1.34)
Redemption Fees(1)	— (2)	— (2)	0.01	0.02	0.01
Net Asset Value, End of Period	$7.93	$6.89	$3.96	$12.10	$9.64

Total Return(3)	15.09%	73.99%	(63.09)%	47.39%	44.59%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.72%	2.78%	2.66%	2.66%	2.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.02)%	(0.89)%	0.06%	(0.04)%	0.31%
Portfolio Turnover Rate	87%	126%	121%	85%	115%
Net Assets, End of Period (in thousands)	$5,257	$5,372	$3,217	$9,098	$2,581

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

28

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.28	$4.17	$12.68	$12.15
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.04)	(0.02)	0.05	(0.01)
Net Realized and Unrealized Gain (Loss)	1.18	3.14	(7.22)	0.52
Total From Investment Operations	1.14	3.12	(7.17)	0.51
Distributions
From Net Investment Income	—	(0.01)	(0.04)	—
From Net Realized Gains	—	—	(1.31)	—
Total Distributions	—	(0.01)	(1.35)	—
Redemption Fees(2)	— (3)	— (3)	0.01	0.02
Net Asset Value, End of Period	$8.42	$7.28	$4.17	$12.68

Total Return(4)	15.66%	74.94%	(62.92)%	4.36%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.22%	2.28%	2.19%	2.08	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.52)%	(0.39)%	0.53%	(0.68	)%(5)
Portfolio Turnover Rate	87%	126%	121%	85	%(6)
Net Assets, End of Period (in thousands)	$828	$516	$144	$27

(1)	September 28, 2007 (commencement of sale) through November 30, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2007.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Fund of American Century World Mutual Funds, Inc., as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 21, 2011

30

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century World Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century World Mutual Funds, Inc.):

John R. Whitten	For:	2,929,586,620
	Withhold:	111,215,872
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	417,962,577
	Against:	7,589,220
	Abstain:	8,686,345
	Broker Non-Vote:	36,103,693

Institutional Class	For:	25,454,770
	Against:	0
	Abstain:	0
	Broker Non-Vote:	13,946

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century World Mutual Funds, Inc.):

For:	2,615,996,754
Against:	146,084,712
Abstain:	88,327,689
Broker Non-Vote:	190,393,337

31

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

32

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

33

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70205   1101

ANNUAL REPORT      NOVEMBER 30, 2010

Global Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Types of Investments in Portfolio	9
Investments by Country	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	29

Other Information

Proxy Voting Results	30
Management	31
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

     Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended November 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

     Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

     By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Recovered from Gloomy First Half

In the first half of the 12-month period, developed international equity markets posted dismal performance stemming from fiscal problems in Europe and escalating tensions in the Middle East. In the second half of the period, however, stocks rebounded sharply, generally recovering their earlier losses. European investors generally shrugged off a fresh round of sovereign debt concerns, focusing instead on improved business confidence throughout the eurozone. In particular, corporate sentiment brightened in Germany, which also reported a considerable drop in unemployment figures. Additionally, in Japan numerous export-reliant companies cheered the government’s efforts to weaken the yen, which had reached a 15-year high versus the U.S. dollar.

Overall, developed international equity markets underperformed the U.S. and emerging markets for the 12-month period. Although they recouped most of their earlier losses, European stocks declined for the entire period. Improving economic outlooks weren’t sufficient to offset the earlier impact of the debt crises plaguing Greece, Italy, Spain, Ireland, and Portugal. Meanwhile, Japan’s stock market was a leading performer among the developed nations, benefiting from optimistic economic growth forecasts. Elsewhere in Asia, China’s booming economy showed signs of cooling.

Outlook Favors Emerging Markets, Dividends

Many economists expect the emerging markets to be among the fastest-growing economies during the next 12 months, and that sentiment is fueling strong fund flows into emerging market stocks. Nevertheless, the risks should not be overlooked. Despite their higher economic growth forecasts, emerging market economies typically are based on one or two key basic industries, where dependency on commodity exports and price volatility is generally high. Shifts in the pricing or demand for the key products that underpin their economies can lead to sudden and major reversals in profitability and growth.

In the developed markets, industries and companies associated with higher dividend yields and less sensitive to sudden changes in consumer demand (the so-called “defensive stocks”) have been doing well. With bond and money market yields unusually low, dividend yields are an attractive alternative for investors seeking income. In addition, companies showing above-average earnings growth have performed well in this slow economy. Seeking such earnings growth remains a key component of our investment process.

International Equity Total Returns
For the 12 months ended November 30, 2010 (in U.S. dollars)
MSCI EAFE Index	1.11%	MSCI Europe Index	-2.72%
MSCI EAFE Growth Index	6.14%	MSCI World Index	5.98%
MSCI EAFE Value Index	-3.86%	MSCI Japan Index	8.09%
MSCI Emerging Markets (Gross) Index	15.65%

4

Performance

Total Returns as of November 30, 2010
				Average Annual Returns
	Ticker Symbol	1 year		5 years		10 years		Since Inception		Inception Date
Investor Class	TWGGX	8.61%		3.48%		2.70%		7.44%		12/1/98
MSCI World Index(1)	—	5.98%		1.43%		1.75%		2.41	%(2)	—
MSCI World Free Index	—	5.98%		1.43%		1.75%		2.40	%(2)	—
Institutional Class	AGGIX	8.68%		3.68%		2.91%		1.75%		8/1/00
A Class(3) No sales charge* With sales charge*	AGGRX	8.20 1.96	% %	3.21 1.99	% %	2.42 1.82	% %	6.30 5.77	% %	2/5/99
B Class No sales charge* With sales charge*	ACWBX	7.46 3.46	% %	— —		— —		2.13 1.76	% %	12/1/05
C Class	AGLCX	7.43%		2.46%		—		5.36%		3/1/02
R Class	AGORX	8.08%		2.98%		—		3.88%		7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)
In November 2010, the fund’s benchmark changed from the MSCI World Free Index to the MSCI World Index. Since 2004 these indices have been identically constructed. This change merely updates the fund’s benchmark to the more commonly used index. The fund’s investment process remains unchanged.

(2)	Since 11/30/98, the date nearest the Investor Class’s inception for which data are available.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.22%	1.02%	1.47%	2.22%	2.22%	1.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Keith Creveling and Brent Puff

Performance Summary

The Global Growth portfolio returned 8.61%* for the 12 months ended November 30, 2010, compared with its benchmark, the MSCI World Index, which returned 5.98%.

Stocks in many global markets generally struggled during the first half of the period, as several eurozone nations came close to defaulting on their sovereign debt. In the second half of the period, modestly improving economic conditions and continued strength in corporate earnings helped propel stocks and push most regional 12-month returns into positive territory. Within the developed markets, growth stocks sharply outpaced their value counterparts, while small- and mid-cap stocks significantly outperformed large-cap stocks. Emerging market stocks outperformed their developed market counterparts, particularly in Europe, where the performance disparity was the greatest. As a whole, performance in the European market remained negative for the 12-month period, as sovereign debt concerns in several nations weighed on investor sentiment and stock returns. Europe finished the period as the worst performer of the developed world. Returns in the U.S. market were robust, but they modestly lagged those of the developing world.

Overall, strong stock selection in a variety of regions and market sectors accounted for the bulk of the portfolio’s outperformance.

U.S. Was Top Contributor

From a geographical perspective, our overweight position in the United States, which comprised nearly half the portfolio on November 30, 2010, contributed the most to relative performance, due to strong stock selection. In particular, Apple, the personal technology developer, was the portfolio’s top performer, advancing on strong demand for its two new blockbuster products: the iPad tablet computer and the iPhone 4. In addition, our investment in South Korean auto manufacturer Hyundai Motor Co. was a top contributor to performance. Hyundai’s vehicle lineup, which skews toward small, fuel-efficient, affordable automobiles, drove marketshare gains in key markets around the world. Stock selection in Italy rounded out the top-three country contributors, led by our overweight position in Saipem, a global oil and gas services company.

At the opposite end of the performance spectrum, our investment in Brazilian oil and gas company Petroleo Brasileiro and underweight positions in Hong Kong and Denmark led the country-specific detractors. Our position in Petroleo Brasileiro faltered due to investor uncertainty surrounding the cost of acquiring and exploiting Brazil’s offshore, pre-salt oil and gas resources.

7

Industrials Led All Sectors

Favorable stock selection combined with an overweight position pushed the portfolio’s industrials sector into the top-performing spot for the 12-month period. Japan-based Komatsu, a manufacturer of construction and mining equipment, was the portfolio’s leading contributor, advancing on robust demand from China and Latin America, where infrastructure development remains strong.

Stock selection and an overweight position helped generate positive results for the portfolio’s consumer discretionary sector. In particular, our holdings in the automobile and luxury goods industries fared well. The portfolio’s energy sector also was a top contributor, primarily driven by our position in Saipem.

Staples, Materials Stocks Lagged

Consumer staples and materials were the only sectors that made negative contributions to the portfolio’s relative performance. Stock selection combined with an underweight position led to lagging results among consumer staples stocks, while stock selection and an underweight position dragged down performance in the materials sector.

As a whole, the financials sector was a positive contributor to the portfolio’s relative performance, but select overweight positions within the commercial banking industry were among the portfolio’s leading detractors. Specifically, Europe’s sovereign debt issues weighed on the stock performance of United Kingdom-based Barclays and Spain’s Banco Santander.

Outlook

Global economic activity is improving, corporate earnings momentum remains strong, and equity valuations remain favorable. Although headwinds remain—namely, the mounting sovereign debt in developed nations and the potential for inflation to gather steam—we continue to focus on finding attractive investment opportunities that meet our threshold for improving, sustainable growth.

8

Top Ten Holdings
% of net assets as of 11/30/10
Apple, Inc.	3.7%
BHP Billiton Ltd.	2.8%
EMC Corp.	2.6%
Danaher Corp.	2.3%
Union Pacific Corp.	2.2%
Danone SA	2.2%
Hyundai Motor Co.	2.1%
Express Scripts, Inc.	2.1%
Schlumberger Ltd.	2.0%
American Tower Corp., Class A	2.0%

Types of Investments in Portfolio
% of net assets as of 11/30/10
Foreign Common Stocks & Rights(1)	49.8%
Domestic Common Stocks	49.7%
Total Equity Exposure	99.5%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	0.2%

(1)	Includes depositary shares, dual listed securities and foreign ordinary shares.

Investments by Country
% of net assets as of 11/30/10
United States	49.7%
United Kingdom	10.7%
Switzerland	7.9%
Japan	4.8%
France	4.4%
Australia	4.1%
People’s Republic of China	3.6%
South Korea	2.1%
Other Countries	12.2%
Cash and Equivalents(2)	0.5%

(2)	Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2010 to November 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/29/10	Ending Account Value 11/30/10	Expenses Paid During Period* 5/29/10 - 11/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,150.50	$6.30	1.15%
Institutional Class	$1,000	$1,152.00	$5.21	0.95%
A Class	$1,000	$1,148.40	$7.66	1.40%
B Class	$1,000	$1,144.70	$11.75	2.15%
C Class	$1,000	$1,145.20	$11.75	2.15%
R Class	$1,000	$1,148.20	$9.03	1.65%
Hypothetical
Investor Class	$1,000	$1,019.62	$5.92	1.15%
Institutional Class	$1,000	$1,020.64	$4.89	0.95%
A Class	$1,000	$1,018.35	$7.20	1.40%
B Class	$1,000	$1,014.52	$11.04	2.15%
C Class	$1,000	$1,014.52	$11.04	2.15%
R Class	$1,000	$1,017.07	$8.48	1.65%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2010

	Shares	Value
Common Stocks & Rights — 99.5%
AUSTRALIA — 4.1%
BHP Billiton Ltd.	296,750	$12,156,746
QR National Ltd.(1)	585,826	1,572,240
Wesfarmers Ltd.	129,160	3,894,744
		17,623,730
AUSTRIA — 0.5%
Erste Group Bank AG	52,530	2,054,802
BELGIUM — 0.9%
Anheuser-Busch InBev NV	74,710	4,065,774
BRAZIL — 1.0%
Banco Santander Brasil SA ADR	341,200	4,452,660
DENMARK — 0.4%
Carlsberg A/S B Shares	20,310	1,917,056
FRANCE — 4.4%
Cie Generale d’Optique Essilor International SA	41,850	2,614,856
Danone SA	161,230	9,443,968
LVMH Moet Hennessy Louis Vuitton SA	16,030	2,431,385
Pernod-Ricard SA	25,870	2,108,523
Safran SA	68,320	2,140,359
		18,739,091
GERMANY — 1.3%
Bayerische Motoren Werke AG	39,910	3,001,074
Fresenius Medical Care AG & Co. KGaA	46,750	2,698,610
		5,699,684
HONG KONG — 0.8%
CNOOC Ltd.	734,000	1,591,809
Li & Fung Ltd.	288,000	1,795,109
		3,386,918
INDIA — 1.1%
Infosys Technologies Ltd. ADR	37,110	2,454,826
Larsen & Toubro Ltd.	49,460	2,101,983
		4,556,809
INDONESIA — 0.7%
PT Bank Mandiri (Persero) Tbk	3,930,500	2,784,503
ISRAEL — 0.4%
Teva Pharmaceutical Industries Ltd. ADR	37,590	1,881,004
ITALY — 1.7%
Saipem SpA	170,890	7,111,670
JAPAN — 4.8%
Komatsu Ltd.	301,500	$8,350,783
Nitori Holdings Co. Ltd.	17,600	1,549,910
ORIX Corp.	55,040	4,702,306
Rakuten, Inc.	8,072	6,182,521
		20,785,520
NETHERLANDS — 0.9%
ASML Holding NV New York Shares	113,160	3,692,411
PEOPLE’S REPUBLIC OF CHINA — 3.6%
Baidu, Inc. ADR(1)	50,160	5,276,330
China Unicom (Hong Kong) Ltd.	2,460,000	3,313,750
Ctrip.com International Ltd. ADR(1)	74,130	3,248,377
Industrial & Commercial Bank of China Ltd. H Shares	4,712,000	3,665,179
Industrial & Commercial Bank of China Ltd. H Shares Rights(1)	212,040	69,632
		15,573,268
POLAND — 0.7%
Powszechna Kasa Oszczednosci Bank Polski SA	203,830	2,826,225
PORTUGAL — 0.1%
Jeronimo Martins SGPS SA	43,360	613,490
SOUTH KOREA — 2.1%
Hyundai Motor Co.	61,030	9,080,279
SWEDEN — 1.0%
Atlas Copco AB A Shares	193,830	4,280,171
SWITZERLAND — 7.9%
ABB Ltd.(1)	167,100	3,238,275
Adecco SA	118,620	6,754,479
Holcim Ltd.	44,480	2,865,174
Nestle SA	118,630	6,447,732
Novartis AG	53,680	2,848,065
Sonova Holding AG	17,800	2,222,229
Swatch Group AG (The)	8,980	3,605,779
Xstrata plc	293,050	5,889,254
		33,870,987
TURKEY — 0.7%
Turkiye Garanti Bankasi AS	506,330	2,807,894
UNITED KINGDOM — 10.7%
Admiral Group plc	171,100	4,066,581
Antofagasta plc	197,120	4,031,926
ARM Holdings plc	340,120	2,093,939
Barclays plc	1,732,990	6,904,726
BG Group plc	354,450	6,403,689

12

	Shares	Value
Capita Group plc (The)	305,300	$3,096,210
Compass Group plc	617,450	5,335,092
HSBC Holdings plc	527,400	5,318,292
Intertek Group plc	15,436	435,540
Petrofac Ltd.	98,060	2,121,657
Reckitt Benckiser Group plc	120,215	6,357,606
		46,165,258
UNITED STATES — 49.7%
Air Products & Chemicals, Inc.	80,440	6,935,537
Allergan, Inc.	68,640	4,548,773
Amazon.com, Inc.(1)	41,210	7,228,234
American Express Co.	192,240	8,308,613
American Tower Corp., Class A(1)	168,920	8,542,284
Apache Corp.	33,440	3,599,482
Apple, Inc.(1)	50,770	15,797,086
Celgene Corp.(1)	40,340	2,395,389
Cerner Corp.(1)	12,410	1,090,343
Cisco Systems, Inc.(1)	180,320	3,454,931
Coach, Inc.	80,670	4,561,082
Colgate-Palmolive Co.	25,970	1,988,004
Danaher Corp.	226,420	9,792,665
Discovery Communications, Inc., Class A(1)	47,120	1,921,554
EMC Corp.(1)	523,560	11,251,304
Equinix, Inc.(1)	35,390	2,746,264
Expeditors International of Washington, Inc.	152,920	8,089,468
Express Scripts, Inc.(1)	174,230	9,075,641
Fifth Third Bancorp.	226,220	2,703,329
Google, Inc., Class A(1)	15,210	8,452,349
Harley-Davidson, Inc.	116,480	3,643,494
Home Depot, Inc. (The)	91,740	2,771,465
IntercontinentalExchange, Inc.(1)	68,008	7,664,502
Liberty Global, Inc., Class A(1)	75,260	2,653,668
MasterCard, Inc., Class A	12,710	3,012,651
Occidental Petroleum Corp.	89,480	7,889,452
Oracle Corp.	269,080	7,275,923
PACCAR, Inc.	80,330	4,326,574
PNC Financial Services Group, Inc.	77,864	4,192,976
Precision Castparts Corp.	50,120	6,920,068
priceline.com, Inc.(1)	760	299,478
Schlumberger Ltd.	113,360	8,767,262
Starbucks Corp.	104,040	3,183,624
SYSCO Corp.	137,120	3,979,222
Union Pacific Corp.	106,220	$9,571,484
United Parcel Service, Inc., Class B	65,170	4,570,372
Visa, Inc., Class A	41,751	3,083,311
Walt Disney Co. (The)	114,490	4,180,030
Whole Foods Market, Inc.(1)	65,869	3,110,334
		213,578,222
TOTAL COMMON STOCKS & RIGHTS (Cost $340,161,291)		427,547,426
Temporary Cash Investments — 0.3%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	82,994	82,994
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 1.125%-2.125%, 6/30/11-11/30/14, valued at $1,430,316), in a joint trading account at 0.21%, dated 11/30/10, due 12/1/10 (Delivery value $1,400,008)		1,400,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,482,994)		1,482,994
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $341,644,285)		429,030,420
OTHER ASSETS AND LIABILITIES — 0.2%		884,774
TOTAL NET ASSETS — 100.0%		$429,915,194

Market Sector Diversification
(as a % of net assets)
Industrials	17.5%
Information Technology	16.2%
Consumer Discretionary	15.5%
Financials	14.6%
Consumer Staples	10.2%
Energy	8.7%
Materials	7.4%
Health Care	6.6%
Telecommunication Services	2.8%
Cash and Equivalents*	0.5%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2010
Assets
Investment securities, at value (cost of $341,644,285)	$429,030,420
Foreign currency holdings, at value (cost of $4,574)	4,931
Receivable for investments sold	3,320,435
Receivable for capital shares sold	162,243
Dividends and interest receivable	656,858
Other assets	37,812
433,212,699

Liabilities
Payable for investments purchased	2,677,532
Payable for capital shares redeemed	147,405
Accrued management fees	406,327
Distribution and service fees payable	11,910
Accrued foreign taxes	54,331
3,297,505

Net Assets	$429,915,194

Net Assets Consist of:
Capital (par value and paid-in surplus)	$432,700,183
Undistributed net investment income	879,180
Accumulated net realized loss	(91,036,866)
Net unrealized appreciation	87,372,697
$429,915,194

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$344,949,724	41,030,271	$8.41
Institutional Class, $0.01 Par Value	$45,459,333	5,353,250	$8.49
A Class, $0.01 Par Value	$33,641,349	4,061,637	$8.28	*
B Class, $0.01 Par Value	$795,322	98,528	$8.07
C Class, $0.01 Par Value	$4,579,449	586,606	$7.81
R Class, $0.01 Par Value	$490,017	59,144	$8.29

*Maximum offering price $8.79 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $295,065)	$6,273,091
Interest	3,286
6,276,377
Expenses:
Management fees	4,763,005
Distribution and service fees:
A Class	84,769
B Class	8,007
C Class	37,930
R Class	2,222
Directors’ fees and expenses	14,065
Other expenses	19,202
4,929,200

Net investment income (loss)	1,347,177

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $98,180)	27,700,876
Foreign currency transactions	1,902,482
29,603,358

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(48,111))	8,091,197
Translation of assets and liabilities in foreign currencies	(5,514,460)
2,576,737

Net realized and unrealized gain (loss)	32,180,095

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,527,272

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2010 AND NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$1,347,177	$2,186,335
Net realized gain (loss)	29,603,358	(61,414,112)
Change in net unrealized appreciation (depreciation)	2,576,737	164,334,702
Net increase (decrease) in net assets resulting from operations	33,527,272	105,106,925

Distributions to Shareholders
From net investment income:
Investor Class	(2,545,624)	(63,581)
Institutional Class	(512,165)	(59,013)
A Class	(82,118)	—
Decrease in net assets from distributions	(3,139,907)	(122,594)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(31,398,727)	(2,669,083)

Redemption Fees
Increase in net assets from redemption fees	14,569	12,362

Net increase (decrease) in net assets	(996,793)	102,327,610

Net Assets
Beginning of period	430,911,987	328,584,377
End of period	$429,915,194	$430,911,987

Undistributed net investment income	$879,180	$2,557,741

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2010

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. Global Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of issuers in the United States and other developed countries. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — Effective July 16, 2010, the corporation has entered into a management agreement with ACIM (see Note 9), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.05% to 1.30% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2010 was 1.15% for the Investor Class, A Class, B Class, C Class and R Class and 0.95% for the Institutional Class.

Prior to July 16, 2010, the corporation had entered into a management agreement with American Century Global Investment Management, Inc. (ACGIM) (see Note 9), under which ACGIM provided the fund with investment advisory and management services. Prior to July 16, 2010, ACGIM had entered into a subadvisory agreement with ACIM on behalf of the fund, under which ACIM made investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM paid all costs associated with retaining ACIM as the subadvisor of the fund.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2010, are detailed in the Statement of Operations.

19

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2010, were $415,601,121 and $447,191,984, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2010		Year ended November 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	2,860,976	$22,458,592	5,400,539	$34,671,769
Issued in reinvestment of distributions	263,938	2,088,844	10,253	52,087
Redeemed	(6,501,756)	(50,811,427)	(7,583,471)	(47,853,604)
	(3,376,842)	(26,263,991)	(2,172,679)	(13,129,748)
Institutional Class/Shares Authorized	35,000,000		35,000,000
Sold	812,187	6,377,294	1,749,631	10,833,115
Issued in reinvestment of distributions	63,922	510,882	11,450	58,854
Redeemed	(1,188,547)	(9,210,872)	(868,863)	(5,358,928)
	(312,438)	(2,322,696)	892,218	5,533,041
A Class/Shares Authorized	35,000,000		35,000,000
Sold	1,033,001	8,031,650	2,253,267	13,745,515
Issued in reinvestment of distributions	10,288	80,224	—	—
Redeemed	(1,511,064)	(11,713,971)	(1,589,618)	(9,705,190)
	(467,775)	(3,602,097)	663,649	4,040,325
B Class/Shares Authorized	10,000,000		10,000,000
Sold	2,143	18,252	59,034	406,476
Redeemed	(16,767)	(123,192)	(20,190)	(111,170)
	(14,624)	(104,940)	38,844	295,306
C Class/Shares Authorized	10,000,000		10,000,000
Sold	343,317	2,611,325	185,636	1,218,550
Redeemed	(243,114)	(1,735,817)	(129,006)	(729,428)
	100,203	875,508	56,630	489,122
R Class/Shares Authorized	5,000,000		5,000,000
Sold	28,084	221,956	26,932	176,194
Redeemed	(26,494)	(202,467)	(12,873)	(73,323)
	1,590	19,489	14,059	102,871
Net increase (decrease)	(4,069,886)	$(31,398,727)	(507,279)	$(2,669,083)

20

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks & Rights	$21,005,608	$192,963,596	—
Domestic Common Stocks	213,578,222	—	—
Temporary Cash Investments	82,994	1,400,000	—
Total Value of Investment Securities	$234,666,824	$194,363,596	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$3,139,907	$122,594
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of November 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$346,176,114
Gross tax appreciation of investments	$88,324,764
Gross tax depreciation of investments	(5,470,458)
Net tax appreciation (depreciation) of investments	$82,854,306
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(12,479)
Net tax appreciation (depreciation)	$82,841,827
Undistributed ordinary income	$2,196,697
Accumulated capital losses	$(87,823,513)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts and investments in passive foreign investment companies.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(11,658,423) and $(76,165,090) expire in 2016 and 2017, respectively.

9. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory and subadvisory agreements. As required by the 1940 Act, the assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund was managed until a new agreement was approved. The new investment advisory agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of the substitution of ACIM for ACGIM and different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010, eliminating the need for a new subadvisory agreement.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2010.

For corporate taxpayers, the fund hereby designates $2,362,696, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2010 as qualified for the corporate dividends received deduction.

22

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.80	$5.90	$12.69	$10.52	$8.88
Income From Investment Operations
Net Investment Income (Loss)(1)	0.03	0.04	0.04	0.03	— (2)
Net Realized and Unrealized Gain (Loss)	0.64	1.86	(4.75)	2.41	1.70
Total From Investment Operations	0.67	1.90	(4.71)	2.44	1.70
Distributions
From Net Investment Income	(0.06)	— (2)	—	(0.05)	(0.06)
From Net Realized Gains	—	—	(2.08)	(0.22)	—
Total Distributions	(0.06)	— (2)	(2.08)	(0.27)	(0.06)
Net Asset Value, End of Period	$8.41	$7.80	$5.90	$12.69	$10.52

Total Return(3)	8.61%	32.24%	(44.01)%	23.73%	19.30%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.16%	1.22%	1.26%	1.30%	1.31%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.33%	0.62%	0.40%	0.29%	(0.05)%
Portfolio Turnover Rate	100%	103%	121%	108%	95%
Net Assets, End of Period (in thousands)	$344,950	$346,590	$274,599	$481,553	$418,185

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.90	$5.97	$12.79	$10.60	$8.95
Income From Investment Operations
Net Investment Income (Loss)(1)	0.04	0.05	0.07	0.06	0.01
Net Realized and Unrealized Gain (Loss)	0.64	1.89	(4.81)	2.42	1.72
Total From Investment Operations	0.68	1.94	(4.74)	2.48	1.73
Distributions
From Net Investment Income	(0.09)	(0.01)	—	(0.07)	(0.08)
From Net Realized Gains	—	—	(2.08)	(0.22)	—
Total Distributions	(0.09)	(0.01)	(2.08)	(0.29)	(0.08)
Net Asset Value, End of Period	$8.49	$7.90	$5.97	$12.79	$10.60

Total Return(2)	8.68%	32.61%	(43.88)%	23.99%	19.50%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.96%	1.02%	1.05%	1.10%	1.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.53%	0.82%	0.61%	0.49%	0.15%
Portfolio Turnover Rate	100%	103%	121%	108%	95%
Net Assets, End of Period (in thousands)	$45,459	$44,752	$28,477	$16,298	$8,540

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

24

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.67	$5.81	$12.56	$10.41	$8.79
Income From Investment Operations
Net Investment Income (Loss)(2)	0.01	0.02	0.01	0.01	(0.03)
Net Realized and Unrealized Gain (Loss)	0.62	1.84	(4.68)	2.38	1.69
Total From Investment Operations	0.63	1.86	(4.67)	2.39	1.66
Distributions
From Net Investment Income	(0.02)	—	—	(0.02)	(0.04)
From Net Realized Gains	—	—	(2.08)	(0.22)	—
Total Distributions	(0.02)	—	(2.08)	(0.24)	(0.04)
Net Asset Value, End of Period	$8.28	$7.67	$5.81	$12.56	$10.41

Total Return(3)	8.20%	32.01%	(44.17)%	23.74%	18.97%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.41%	1.47%	1.51%	1.55%	1.56%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.08%	0.37%	0.15%	0.04%	(0.30)%
Portfolio Turnover Rate	100%	103%	121%	108%	95%
Net Assets, End of Period (in thousands)	$33,641	$34,744	$22,447	$18,402	$5,571

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

25

B Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.51	$5.73	$12.50	$10.42	$9.02
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.05)	(0.03)	(0.05)	(0.08)	(0.11)
Net Realized and Unrealized Gain (Loss)	0.61	1.81	(4.64)	2.38	1.57
Total From Investment Operations	0.56	1.78	(4.69)	2.30	1.46
Distributions
From Net Investment Income	—	—	—	—	(0.06)
From Net Realized Gains	—	—	(2.08)	(0.22)	—
Total Distributions	—	—	(2.08)	(0.22)	(0.06)
Net Asset Value, End of Period	$8.07	$7.51	$5.73	$12.50	$10.42

Total Return(2)	7.46%	31.06%	(44.62)%	22.51%	16.29%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.16%	2.22%	2.26%	2.30%	2.31%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.67)%	(0.38)%	(0.60)%	(0.71)%	(1.05)%
Portfolio Turnover Rate	100%	103%	121%	108%	95%
Net Assets, End of Period (in thousands)	$795	$850	$426	$639	$352

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

26

C Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.27	$5.54	$12.16	$10.14	$8.59
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.05)	(0.02)	(0.05)	(0.07)	(0.10)
Net Realized and Unrealized Gain (Loss)	0.59	1.75	(4.49)	2.31	1.65
Total From Investment Operations	0.54	1.73	(4.54)	2.24	1.55
Distributions
From Net Realized Gains	—	—	(2.08)	(0.22)	—
Net Asset Value, End of Period	$7.81	$7.27	$5.54	$12.16	$10.14

Total Return(2)	7.43%	31.23%	(44.64)%	22.54%	18.04%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.16%	2.22%	2.26%	2.30%	2.31%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.67)%	(0.38)%	(0.60)%	(0.71)%	(1.05)%
Portfolio Turnover Rate	100%	103%	121%	108%	95%
Net Assets, End of Period (in thousands)	$4,579	$3,535	$2,382	$2,625	$1,050

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

27

R Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.67	$5.82	$12.62	$10.47	$8.86
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.01)	— (2)	(0.01)	0.02	(0.05)
Net Realized and Unrealized Gain (Loss)	0.63	1.85	(4.71)	2.35	1.71
Total From Investment Operations	0.62	1.85	(4.72)	2.37	1.66
Distributions
From Net Investment Income	—	—	—	—	(0.05)
From Net Realized Gains	—	—	(2.08)	(0.22)	—
Total Distributions	—	—	(2.08)	(0.22)	(0.05)
Net Asset Value, End of Period	$8.29	$7.67	$5.82	$12.62	$10.47

Total Return(3)	8.08%	31.79%	(44.40)%	23.08%	18.79%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.66%	1.72%	1.76%	1.80%	1.81%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.17)%	0.12%	(0.10)%	(0.21)%	(0.55)%
Portfolio Turnover Rate	100%	103%	121%	108%	95%
Net Assets, End of Period (in thousands)	$490	$442	$253	$202	$32

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

28

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Growth Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Growth Fund of American Century World Mutual Funds, Inc., as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 21, 2011

29

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century World Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century World Mutual Funds, Inc.):

John R. Whitten	For:	2,929,586,620
	Withhold:	111,215,872
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	262,938,470
	Against:	3,614,781
	Abstain:	5,348,477
	Broker Non-Vote:	29,114,635

Institutional Class	For:	27,846,550
	Against:	128,409
	Abstain:	80,516
	Broker Non-Vote:	1,515,505

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century World Mutual Funds, Inc.):

For:	2,615,996,754
Against:	146,084,712
Abstain:	88,327,689
Broker Non-Vote:	190,393,337

30

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

31

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

32

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70203   1101

ANNUAL REPORT             NOVEMBER 30, 2010

International Discovery Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Types of Investments in Portfolio	9
Investments by Country	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	30

Other Information

Proxy Voting Results	31
Management	32
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

     Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended November 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

     Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

     By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Recovered from Gloomy First Half

In the first half of the 12-month period, developed international equity markets posted dismal performance stemming from fiscal problems in Europe and escalating tensions in the Middle East. In the second half of the period, however, stocks rebounded sharply, generally recovering their earlier losses. European investors generally shrugged off a fresh round of sovereign debt concerns, focusing instead on improved business confidence throughout the eurozone. In particular, corporate sentiment brightened in Germany, which also reported a considerable drop in unemployment figures. Additionally, in Japan numerous export-reliant companies cheered the government’s efforts to weaken the yen, which had reached a 15-year high versus the U.S. dollar.

Overall, developed international equity markets underperformed the U.S. and emerging markets for the 12-month period. Although they recouped most of their earlier losses, European stocks declined for the entire period. Improving economic outlooks weren’t sufficient to offset the earlier impact of the debt crises plaguing Greece, Italy, Spain, Ireland, and Portugal. Meanwhile, Japan’s stock market was a leading performer among the developed nations, benefiting from optimistic economic growth forecasts. Elsewhere in Asia, China’s booming economy showed signs of cooling.

Outlook Favors Emerging Markets, Dividends

Many economists expect the emerging markets to be among the fastest-growing economies during the next 12 months, and that sentiment is fueling strong fund flows into emerging market stocks. Nevertheless, the risks should not be overlooked. Despite their higher economic growth forecasts, emerging market economies typically are based on one or two key basic industries, where dependency on commodity exports and price volatility is generally high. Shifts in the pricing or demand for the key products that underpin their economies can lead to sudden and major reversals in profitability and growth.

In the developed markets, industries and companies associated with higher dividend yields and less sensitive to sudden changes in consumer demand (the so-called “defensive stocks”) have been doing well. With bond and money market yields unusually low, dividend yields are an attractive alternative for investors seeking income. In addition, companies showing above-average earnings growth have performed well in this slow economy. Seeking such earnings growth remains a key component of our investment process.

International Equity Total Returns
For the 12 months ended November 30, 2010 (in U.S. dollars)
MSCI EAFE Index	1.11%	MSCI Europe Index	-2.72%
MSCI EAFE Growth Index	6.14%	MSCI World Index	5.98%
MSCI EAFE Value Index	-3.86%	MSCI Japan Index	8.09%
MSCI Emerging Markets (Gross) Index	15.65%

4

Performance

Total Returns as of November 30, 2010
				Average Annual Returns
	Ticker Symbol	1 year		5 years		10 years		Since Inception		Inception Date
Investor Class	TWEGX	15.80%		5.11%		6.66%		11.80%		4/1/94
MSCI All Country World ex-U.S. Mid Cap Growth Index	—	11.24%		3.84%		4.91%		N/A	(1)	—
Institutional Class	TIDIX	16.06%		5.33%		6.88%		10.42%		1/2/98
A Class(2) No sales charge* With sales charge*	ACIDX	15.53 8.90	% %	4.87 3.63	% %	6.41 5.78	% %	8.39 7.87	% %	4/28/98
C Class No sales charge* With sales charge*	TWECX	— —		— —		— —		15.53 14.53	%(3) %(3)	3/1/10
R Class	TWERX	—		—		—		16.00	%(3)	3/1/10

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available June 1994.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(3)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.48%	1.28%	1.73%	2.48%	1.98%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Mark Kopinski and Brian Brady

Performance Summary

The International Discovery portfolio returned 15.80%* for the 12 months ended November 30, 2010, compared with its benchmark, the MSCI All Country World ex-U.S. Mid Cap Growth Index, which returned 11.24%.

Stocks in many global markets generally struggled during the first half of the period, as several eurozone nations came close to defaulting on their sovereign debt. In the second half of the period, improving business conditions and confidence and solid corporate earnings reports in several markets helped propel stocks and push 12-month returns into positive territory. Within the developed markets, growth stocks sharply outpaced their value counterparts, while small- and mid-cap stocks significantly outperformed large-cap stocks. Overall, emerging market stocks sharply outperformed their developed market counterparts.

Earnings growth, which is an important component of the portfolio’s investment process, performed well during the period, which accounted for the portfolio’s strong performance. More specifically, robust stock selection helped push the portfolio ahead of the index for the 12-month period.

U.K. Was the Top Contributor

From a regional perspective, our exposure to Europe made the greatest contribution to relative performance, with stock selection in the United Kingdom, Spain, and Belgium leading the way. Our overweight position in U.K.-based ARM Holdings, a developer and licenser of semiconductor chip technology used in smartphones, was the portfolio’s top contributor to relative performance. The company’s stock advanced on soaring revenues and margins stemming from licensing deals with Apple and Microsoft. In addition, the company benefited from mergers-and-acquisitions activity in the wireless semiconductor chip space.

At the opposite end of the performance spectrum, stock selection in Japan and Singapore and an overweight position in Norway detracted the most from results. Our portfolio-only position in Norway’s Storebrand, an insurance, banking, and asset-management company, represented the portfolio’s largest detractor to relative performance for the 12 months. The company, which markets its services in Norway and Sweden, reported lackluster results midway through the period, partly due to falling interest rates in Sweden. The company’s board of directors also voted to forego paying a dividend for its most recently completed fiscal year. In addition, our portfolio-only position in Japan’s Gree, Inc., an internet-based social networking company, also was a leading performance detractor for the period.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Growth Sectors Outperformed

The portfolio’s industrials, information technology, and consumer discretionary sectors represented the largest contributors to relative performance, primarily due to strong stock selection. Our portfolio-only position in U.K.-based Weir Group was among the portfolio’s top-three contributors. The company, which makes pumps for the mining industry, saw its stock price advance on rising order trends. In the consumer discretionary sector, our portfolio-only positions in Thailand-based Indorama Ventures and South Korea-based Kia Motors were among the portfolio’s top performers. Indorama, a producer of acrylic fibers, advanced on expansion efforts in Latin and Central America, while automaker Kia experienced strong global sales growth, particularly in China.

Consumer Staples, Health Care Lagged

Although the consumer staples sector’s return was positive on an absolute basis, an underweight position led to lagging relative performance. Similarly, the portfolio’s health care sector posted positive absolute performance but lagged slightly on a relative basis, primarily due to stock selection.

Outlook

Global economic activity is improving, but headwinds remain—namely, the mounting sovereign debt in developed nations and the potential for inflation throughout the world.  Given this outlook, we currently favor companies benefiting from the corporate investment cycle and those with significant exposure to emerging markets. Among sectors, the portfolio remains heavily exposed to industrials and information technology, which we believe should benefit in the move from economic recovery to expansion. We expect further volatility throughout the international stock markets, yet we will continue to seek small- to medium-sized companies located around the world (excluding the United States) offering promising growth characteristics.

8

Top Ten Holdings
% of net assets as of 11/30/10
Lanxess AG	2.2%
Fuji Heavy Industries Ltd.	2.2%
Experian plc	2.1%
Technip SA	2.0%
Iluka Resources Ltd.	2.0%
Coloplast A/S B Shares	1.9%
Modern Times Group AB B Shares	1.9%
Metso Oyj	1.9%
Umicore	1.9%
Pacific Rubiales Energy Corp.	1.9%

Types of Investments in Portfolio
% of net assets as of 11/30/10
Foreign Common Stocks & Rights	99.5%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	(0.4)%

Investments by Country
% of net assets as of 11/30/10
United Kingdom	10.1%
Germany	8.1%
Canada	7.6%
France	7.1%
Japan	6.5%
Sweden	5.8%
People’s Republic of China	5.4%
Denmark	5.3%
Australia	4.4%
Belgium	4.1%
South Korea	3.7%
Finland	3.4%
Switzerland	3.4%
India	3.4%
Taiwan (Republic of China)	2.6%
Ireland	2.1%
Other Countries	16.5%
Cash and Equivalents*	0.5%

*	Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2010 to November 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/29/10	Ending Account Value 11/30/10	Expenses Paid During Period* 5/29/10 - 11/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,219.80	$8.09	1.43%
Institutional Class	$1,000	$1,222.80	$6.97	1.23%
A Class	$1,000	$1,219.40	$9.50	1.68%
C Class	$1,000	$1,213.80	$13.71	2.43%
R Class	$1,000	$1,217.30	$10.90	1.93%
Hypothetical
Investor Class	$1,000	$1,018.19	$7.35	1.43%
Institutional Class	$1,000	$1,019.21	$6.33	1.23%
A Class	$1,000	$1,016.92	$8.63	1.68%
C Class	$1,000	$1,013.10	$12.46	2.43%
R Class	$1,000	$1,015.64	$9.91	1.93%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2010

	Shares	Value
Common Stocks & Rights — 99.5%
AUSTRALIA — 4.4%
Amcor Ltd.	791,400	$4,892,692
Atlas Iron Ltd.(1)	1,155,800	3,234,876
Coca-Cola Amatil Ltd.	460,900	4,921,347
Equinox Minerals Ltd.(1)	663,500	3,593,201
Iluka Resources Ltd.(1)	2,657,900	19,234,359
Incitec Pivot Ltd.	1,990,200	7,134,449
		43,010,924
AUSTRIA — 1.2%
Andritz AG	154,900	12,293,294
BELGIUM — 4.1%
Bekaert SA	180,600	17,162,462
Telenet Group Holding NV(1)	130,600	4,730,604
Umicore	391,800	18,593,538
		40,486,604
BRAZIL — 1.4%
Duratex SA	233,500	2,669,194
Localiza Rent a Car SA	275,700	4,528,002
Totvs SA	69,800	6,935,220
		14,132,416
CANADA — 7.6%
Agrium, Inc.	179,700	14,417,331
First Quantum Minerals Ltd.	82,200	7,302,752
Niko Resources Ltd.	45,800	4,111,761
Pacific Rubiales Energy Corp.	595,900	18,575,617
Silver Wheaton Corp.(1)	374,900	13,841,225
Valeant Pharmaceuticals International, Inc.	90,100	2,330,887
Western Coal Corp.(1)	1,369,000	13,829,361
		74,408,934
CAYMAN ISLANDS — 1.1%
Herbalife Ltd.	150,300	10,315,089
DENMARK — 5.3%
Coloplast A/S B Shares	142,700	18,986,407
Danisco A/S	152,800	11,671,252
FLSmidth & Co. A/S	112,500	9,247,407
Pandora A/S(1)	222,300	11,614,117
		51,519,183
FINLAND — 3.4%
KONE Oyj B Shares	211,400	11,055,889
Metso Oyj	364,000	18,696,437
Nokian Renkaat Oyj	116,300	3,742,378
		33,494,704
FRANCE — 7.1%
Bureau Veritas SA	207,400	$15,113,762
Edenred(1)	178,700	3,975,821
Publicis Groupe SA	118,419	5,291,597
Safran SA	511,400	16,021,362
SEB SA	68,500	6,317,512
Technip SA	251,600	19,536,577
Vallourec SA	33,800	3,210,267
		69,466,898
GERMANY — 8.1%
adidas AG	252,000	15,818,972
Brenntag AG(1)	67,900	5,984,543
Hugo Boss AG Preference Shares	55,500	3,256,288
Infineon Technologies AG(1)	1,713,600	15,227,821
Lanxess AG	308,300	21,718,247
ProSiebenSat.1 Media AG Preference Shares	433,600	11,487,452
Symrise AG	237,900	5,995,470
		79,488,793
HONG KONG — 1.9%
Brilliance China Automotive Holdings Ltd.(1)	14,244,000	13,115,684
Lee & Man Paper Manufacturing Ltd.	4,103,000	3,244,314
Wing Hang Bank Ltd.	195,000	2,558,950
		18,918,948
INDIA — 3.4%
Bajaj Auto Ltd.	226,600	7,785,934
Canara Bank	332,800	5,378,036
Cummins India Ltd.	233,900	4,053,808
Exide Industries Ltd.	480,652	1,690,165
Shriram Transport Finance Co. Ltd.	264,300	4,680,330
Yes Bank Ltd.	1,390,600	9,278,243
		32,866,516
IRELAND — 2.1%
Experian plc	1,833,100	20,942,765
ISRAEL — 1.2%
Mellanox Technologies Ltd.(1)	482,900	11,507,507
ITALY — 1.0%
Exor SpA	380,500	10,031,272
JAPAN — 6.5%
Fuji Heavy Industries Ltd.	2,847,000	21,091,409
Gree, Inc.	412,700	5,029,920
Makita Corp.	168,000	6,072,410

12

	Shares	Value
NGK Spark Plug Co. Ltd.	536,000	$7,711,124
Nippon Shokubai Co. Ltd.	384,000	3,620,217
Omron Corp.	295,900	7,297,617
Sumitomo Heavy Industries Ltd.	1,247,000	7,658,717
Teijin Ltd.	1,223,000	4,939,348
		63,420,762
NETHERLANDS — 1.0%
Koninklijke Vopak NV	220,200	10,122,691
NORWAY — 1.8%
Petroleum Geo-Services ASA(1)	546,600	6,634,200
Schibsted ASA	448,900	10,947,370
		17,581,570
PEOPLE’S REPUBLIC OF CHINA — 5.4%
China National Building Material Co. Ltd. H Shares	3,050,000	7,030,817
China Yurun Food Group Ltd.	2,107,000	7,529,749
Focus Media Holding Ltd. ADR(1)	534,200	12,462,886
Hengan International Group Co. Ltd.	633,000	5,836,731
Mongolian Mining Corp.(1)	5,425,100	5,952,512
New Oriental Education & Technology Group ADR(1)	51,000	5,395,800
Spreadtrum Communication, Inc. ADR(1)	192,900	3,153,915
Winsway Coking Coal Holdings Ltd.(1)	10,799,000	5,576,746
		52,939,156
RUSSIAN FEDERATION — 0.5%
Mail.ru Group Ltd. GDR(1)	123,900	5,079,900
SINGAPORE — 1.0%
Global Logistic Properties Ltd.(1)	5,873,000	9,874,700
SOUTH AFRICA — 0.9%
Truworths International Ltd.	863,900	8,769,631
SOUTH KOREA — 3.7%
Amorepacific Corp.	4,500	4,215,111
Celltrion, Inc.(1)	183,300	5,114,503
Hyundai Steel Co.	93,300	8,851,993
Lock & Lock Co. Ltd.	118,800	3,878,368
NCSoft Corp.	66,200	14,160,428
		36,220,403
SPAIN — 1.7%
Amadeus IT Holding SA A Shares(1)	876,800	16,844,327
SWEDEN — 5.8%
Hexagon AB B Shares	490,000	$9,280,448
Hexagon AB B Shares Rights(1)	490,000	1,374,881
Modern Times Group AB B Shares	258,500	18,874,247
Swedbank AB A Shares(1)	1,048,000	13,247,432
Swedish Match AB	498,000	13,914,274
		56,691,282
SWITZERLAND — 3.4%
Clariant AG(1)	323,000	5,831,475
Informa plc	1,849,200	11,370,165
Sulzer AG	121,600	15,811,089
		33,012,729
TAIWAN (REPUBLIC OF CHINA) — 2.6%
Eva Airways Corp.(1)	5,368,000	6,110,706
President Chain Store Corp.	499,000	2,013,516
Synnex Technology International Corp.	2,816,000	7,048,661
Wintek Corp.(1)	5,778,000	10,311,595
		25,484,478
THAILAND — 1.3%
Banpu PCL	203,900	5,099,186
Indorama Ventures PCL	4,385,700	7,797,929
		12,897,115
TURKEY — 0.5%
Turkiye Vakiflar Bankasi Tao, Class D	1,868,900	5,182,069
UNITED KINGDOM — 10.1%
Acergy SA	598,400	11,905,774
Admiral Group plc	351,200	8,347,067
Aggreko plc	531,100	12,102,357
ARM Holdings plc	1,484,215	9,137,527
Burberry Group plc	453,600	7,027,299
GKN plc	1,001,900	2,929,802
International Power plc	990,100	6,275,708
Man Group plc	2,585,300	10,652,437
Michael Page International plc	1,398,700	10,371,123
Petrofac Ltd.	594,300	12,858,459
Weir Group plc (The)	278,100	7,526,729
		99,134,282
TOTAL COMMON STOCKS & RIGHTS (Cost $809,099,924)		976,138,942

13

	Shares	Value
Temporary Cash Investments — 0.9%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	89,556	$89,556
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 1.125%-2.125%, 6/30/11-11/30/14, valued at $8,581,897), in a joint trading account at 0.21%, dated 11/30/10, due 12/1/10 (Delivery value $8,400,049)		8,400,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,489,556)		8,489,556
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $817,589,480)		984,628,498
OTHER ASSETS AND LIABILITIES — (0.4)%		(4,012,483)
TOTAL NET ASSETS — 100.0%		$980,616,015

Market Sector Diversification
(as a % of net assets)
Industrials	23.3%
Consumer Discretionary	19.8%
Materials	18.9%
Information Technology	11.4%
Financials	8.1%
Energy	8.0%
Consumer Staples	6.2%
Health Care	2.7%
Utilities	0.6%
Telecommunication Services	0.5%
Cash and Equivalents*	0.5%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2010
Assets
Investment securities, at value (cost of $817,589,480)	$984,628,498
Foreign currency holdings, at value (cost of $221,810)	223,168
Receivable for investments sold	4,881,015
Receivable for capital shares sold	203,503
Dividends and interest receivable	985,702
Other assets	125,987
991,047,873

Liabilities
Disbursements in excess of demand deposit cash	1,899,569
Payable for investments purchased	5,964,620
Payable for capital shares redeemed	642,872
Accrued management fees	1,151,297
Distribution and service fees payable	1,060
Accrued foreign taxes	772,440
10,431,858

Net Assets	$980,616,015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,207,798,390
Accumulated net investment loss	(368,804)
Accumulated net realized loss	(393,076,528)
Net unrealized appreciation	166,262,957
$980,616,015

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$878,529,919	88,913,028	$9.88
Institutional Class, $0.01 Par Value	$97,166,732	9,729,067	$9.99
A Class, $0.01 Par Value	$4,813,811	497,906	$9.67	*
C Class, $0.01 Par Value	$76,559	7,793	$9.82
R Class, $0.01 Par Value	$28,994	2,941	$9.86

*Maximum offering price $10.26 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,194,038)	$13,404,314
Interest	9,360
13,413,674

Expenses:
Management fees	13,228,453
Distribution and service fees:
A Class	13,168
C Class	382
R Class	100
Directors’ fees and expenses	28,417
Other expenses	35,693
13,306,213

Net investment income (loss)	107,461

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $220,934)	171,205,384
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $410,644)	6,565,419
177,770,803

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $505,589)	3,306,020
Translation of assets and liabilities in foreign currencies	(45,258,949)
(41,952,929)

Net realized and unrealized gain (loss)	135,817,874

Net Increase (Decrease) in Net Assets Resulting from Operations	$135,925,335

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2010 AND NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$107,461	$1,207,984
Net realized gain (loss)	177,770,803	(83,552,531)
Change in net unrealized appreciation (depreciation)	(41,952,929)	354,090,852
Net increase (decrease) in net assets resulting from operations	135,925,335	271,746,305

Distributions to Shareholders
From net investment income:
Investor Class	(1,891,482)	(6,272,184)
Institutional Class	(506,500)	(623,699)
A Class	—	(57,587)
Decrease in net assets from distributions	(2,397,982)	(6,953,470)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(112,046,954)	(85,394,901)

Redemption Fees
Increase in net assets from redemption fees	98,785	162,422

Net increase (decrease) in net assets	21,579,184	179,560,356

Net Assets
Beginning of period	959,036,831	779,476,475
End of period	$980,616,015	$959,036,831

Accumulated undistributed net investment income (loss)	$(368,804)	$909,682

See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2010

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. International Discovery Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of companies that are small-to medium-sized at time of purchase and are located in foreign developed countries or emerging market countries. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class), the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the C Class and R Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — Effective July 16, 2010, the corporation has entered into a management agreement with ACIM (see Note 9), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.20% to 1.75% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2010 was 1.42% for the Investor Class, A Class, C Class and R Class and 1.22% for the Institutional Class.

Prior to July 16, 2010, the corporation had entered into a management agreement with American Century Global Investment Management, Inc. (ACGIM) (see Note 9), under which ACGIM provided the fund with investment advisory and management services. Prior to July 16, 2010, ACGIM had entered into a subadvisory agreement with ACIM on behalf of the fund, under which ACIM made investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM paid all costs associated with retaining ACIM as the subadvisor of the fund.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2010, are detailed in the Statement of Operations.

20

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2010, were $1,831,029,412 and $1,931,646,062, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2010(1)		Year ended November 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	5,837,481	$53,064,107	8,973,349	$62,070,331
Issued in reinvestment of distributions	203,829	1,811,258	1,112,979	6,032,128
Redeemed	(19,175,078)	(171,056,059)	(21,983,823)	(150,599,718)
	(13,133,768)	(116,180,694)	(11,897,495)	(82,497,259)
Institutional Class/Shares Authorized	70,000,000		70,000,000
Sold	2,373,343	22,884,811	2,436,097	16,480,062
Issued in reinvestment of distributions	53,799	482,824	107,347	588,261
Redeemed	(1,913,932)	(17,129,073)	(2,014,567)	(13,522,357)
	513,210	6,238,562	528,877	3,545,966
A Class/Shares Authorized	10,000,000		10,000,000
Sold	163,936	1,475,514	245,044	1,614,204
Issued in reinvestment of distributions	—	—	10,693	56,778
Redeemed	(423,496)	(3,674,496)	(1,230,260)	(8,114,590)
	(259,560)	(2,198,982)	(974,523)	(6,443,608)
C Class/Shares Authorized	10,000,000		N/A
Sold	7,793	69,160
R Class/Shares Authorized	10,000,000		N/A
Sold	2,941	25,000
Net increase (decrease)	(12,869,384)	$(112,046,954)	(12,343,141)	$(85,394,901)

(1)	March 1, 2010 (commencement of sale) through November 30, 2010 for the C Class and R Class.

21

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks & Rights	$59,583,415	$916,555,527	—
Temporary Cash Investments	89,556	8,400,000	—
Total Value of Investment Securities	$59,672,971	$924,955,527	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in common stocks of smaller companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$2,397,982	$6,953,470
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

22

As of November 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$821,345,622
Gross tax appreciation of investments	$174,172,313
Gross tax depreciation of investments	(10,889,437)
Net tax appreciation (depreciation) of investments	$163,282,876
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(770,484)
Net tax appreciation (depreciation)	$162,512,392
Undistributed ordinary income	—
Accumulated capital losses	$(389,320,386)
Currency loss deferral	$(374,381)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(147,835,731) and $(241,484,655) expire in 2016 and 2017, respectively.

The currency loss deferral represents net foreign currency losses incurred in the one-month period ended November 30, 2010. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory and subadvisory agreements. As required by the 1940 Act, the assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund was managed until a new agreement was approved. The new investment advisory agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of the substitution of ACIM for ACGIM and different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010, eliminating the need for a new subadvisory agreement. Management agreements for new share classes that were launched after February 16, 2010 did not terminate, were not replaced by interim agreements, and did not require approval of new agreements.

23

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2010.

For corporate taxpayers, the fund hereby designates $10,941, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2010 as qualified for the corporate dividends received deduction.

For the fiscal year ended November 30, 2010, the fund intends to pass through to shareholders $1,488,327, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2010, the fund earned $14,598,352 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2010 are $0.1472 and $0.0150, respectively.

24

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
	2010		2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.55		$6.26	$18.40	$18.01	$15.94
Income From Investment Operations
Net Investment Income (Loss)(1)	—	(2)	0.01	0.06	0.05	(0.02)
Net Realized and Unrealized Gain (Loss)	1.35		2.34	(8.09)	4.60	5.00
Total From Investment Operations	1.35		2.35	(8.03)	4.65	4.98
Distributions
From Net Investment Income	(0.02)		(0.06)	(0.06)	—	(0.13)
From Net Realized Gains	—		—	(4.05)	(4.26)	(2.78)
Total Distributions	(0.02)		(0.06)	(4.11)	(4.26)	(2.91)
Net Asset Value, End of Period	$9.88		$8.55	$6.26	$18.40	$18.01

Total Return(3)	15.80%		38.06%	(55.48)%	32.18%	36.41%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.43%		1.48%	1.37%	1.36%	1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.00	%(4)	0.13%	0.51%	0.30%	(0.11)%
Portfolio Turnover Rate	199%		207%	175%	162%	148%
Net Assets, End of Period (in thousands)	$878,530		$872,865	$713,764	$1,758,335	$1,446,955

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Ratio was less than 0.005%.

See Notes to Financial Statements.

25

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.66	$6.34	$18.59	$18.16	$16.06
Income From Investment Operations
Net Investment Income (Loss)(1)	0.02	0.02	0.08	0.09	0.04
Net Realized and Unrealized Gain (Loss)	1.36	2.37	(8.18)	4.64	5.00
Total From Investment Operations	1.38	2.39	(8.10)	4.73	5.04
Distributions
From Net Investment Income	(0.05)	(0.07)	(0.10)	—	(0.16)
From Net Realized Gains	—	—	(4.05)	(4.30)	(2.78)
Total Distributions	(0.05)	(0.07)	(4.15)	(4.30)	(2.94)
Net Asset Value, End of Period	$9.99	$8.66	$6.34	$18.59	$18.16

Total Return(2)	16.06%	38.32%	(55.37)%	32.45%	36.65%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.23%	1.28%	1.17%	1.16%	1.21%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.20%	0.33%	0.71%	0.50%	0.09%
Portfolio Turnover Rate	199%	207%	175%	162%	148%
Net Assets, End of Period (in thousands)	$97,167	$79,830	$55,091	$145,723	$105,849

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

26

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.37	$6.13	$18.08	$17.76	$15.75
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.02)	— (3)	0.06	0.07	(0.08)
Net Realized and Unrealized Gain (Loss)	1.32	2.29	(7.95)	4.46	4.96
Total From Investment Operations	1.30	2.29	(7.89)	4.53	4.88
Distributions
From Net Investment Income	—	(0.05)	(0.01)	—	(0.09)
From Net Realized Gains	—	—	(4.05)	(4.21)	(2.78)
Total Distributions	—	(0.05)	(4.06)	(4.21)	(2.87)
Net Asset Value, End of Period	$9.67	$8.37	$6.13	$18.08	$17.76

Total Return(4)	15.53%	37.71%	(55.56)%	31.83%	36.08%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.68%	1.73%	1.63%	1.61%	1.66%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.25)%	(0.12)%	0.25%	0.05%	(0.36)%
Portfolio Turnover Rate	199%	207%	175%	162%	148%
Net Assets, End of Period (in thousands)	$4,814	$6,342	$10,622	$2,494	$7

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

27

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.50
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.05)
Net Realized and Unrealized Gain (Loss)	1.37
Total From Investment Operations	1.32
Net Asset Value, End of Period	$9.82

Total Return(3)	15.53%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.43	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.77	)%(4)
Portfolio Turnover Rate	199	%(5)
Net Assets, End of Period (in thousands)	$77

(1)	March 1, 2010 (commencement of sale) through November 30, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2010.

See Notes to Financial Statements.

28

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.50
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.01)
Net Realized and Unrealized Gain (Loss)	1.37
Total From Investment Operations	1.36
Net Asset Value, End of Period	$9.86

Total Return(3)	16.00%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.93	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.16	)%(4)
Portfolio Turnover Rate	199	%(5)
Net Assets, End of Period (in thousands)	$29

(1)	March 1, 2010 (commencement of sale) through November 30, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2010.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Discovery Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Discovery Fund of American Century World Mutual Funds, Inc., as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 21, 2011

30

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century World Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century World Mutual Funds, Inc.):

John R. Whitten	For:	2,929,586,620
	Withhold:	111,215,872
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor and A Classes	For:	576,165,190
	Against:	13,154,779
	Abstain:	18,761,959
	Broker Non-Vote:	29,916,928

Institutional Class	For:	71,851,460
	Against:	2,460
	Abstain:	0
	Broker Non-Vote:	10,252

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century World Mutual Funds, Inc.):

For:	2,615,996,754
Against:	146,084,712
Abstain:	88,327,689
Broker Non-Vote:	190,393,337

31

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

32

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

33

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70206   1101

ANNUAL REPORT         NOVEMBER 30, 2010

International Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Types of Investments in Portfolio	9
Investments by Country	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	32

Other Information

Proxy Voting Results	33
Management	34
Additional Information	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

     Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended November 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

     Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

Market Perspective

     By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Recovered from Gloomy First Half

In the first half of the 12-month period, developed international equity markets posted dismal performance stemming from fiscal problems in Europe and escalating tensions in the Middle East. In the second half of the period, however, stocks rebounded sharply, generally recovering their earlier losses. European investors generally shrugged off a fresh round of sovereign debt concerns, focusing instead on improved business confidence throughout the eurozone. In particular, corporate sentiment brightened in Germany, which also reported a considerable drop in unemployment figures. Additionally, in Japan numerous export-reliant companies cheered the government’s efforts to weaken the yen, which had reached a 15-year high versus the U.S. dollar.

Overall, developed international equity markets underperformed the U.S. and emerging markets for the 12-month period. Although they recouped most of their earlier losses, European stocks declined for the entire period. Improving economic outlooks weren’t sufficient to offset the earlier impact of the debt crises plaguing Greece, Italy, Spain, Ireland, and Portugal. Meanwhile, Japan’s stock market was a leading performer among the developed nations, benefiting from optimistic economic growth forecasts. Elsewhere in Asia, China’s booming economy showed signs of cooling.

Outlook Favors Emerging Markets, Dividends

Many economists expect the emerging markets to be among the fastest-growing economies during the next 12 months, and that sentiment is fueling strong fund flows into emerging market stocks. Nevertheless, the risks should not be overlooked. Despite their higher economic growth forecasts, emerging market economies typically are based on one or two key basic industries, where dependency on commodity exports and price volatility is generally high. Shifts in the pricing or demand for the key products that underpin their economies can lead to sudden and major reversals in profitability and growth.

In the developed markets, industries and companies associated with higher dividend yields and less sensitive to sudden changes in consumer demand (the so-called “defensive stocks”) have been doing well. With bond and money market yields unusually low, dividend yields are an attractive alternative for investors seeking income. In addition, companies showing above-average earnings growth have performed well in this slow economy. Seeking such earnings growth remains a key component of our investment process.

International Equity Total Returns
For the 12 months ended November 30, 2010 (in U.S. dollars)
MSCI EAFE Index	1.11%	MSCI Europe Index	-2.72%
MSCI EAFE Growth Index	6.14%	MSCI World Index	5.98%
MSCI EAFE Value Index	-3.86%	MSCI Japan Index	8.09%
MSCI Emerging Markets (Gross) Index	15.65%

Performance

Total Returns as of November 30, 2010
				Average Annual Returns
	Ticker Symbol	1 year		5 years		10 years		Since Inception		Inception Date
Investor Class	TWIEX	7.28%		3.61%		1.48%		7.85%		5/9/91
MSCI EAFE Index	—	1.11%		1.80%		3.06%		5.12	%(1)	—
MSCI EAFE Growth Index	—	6.14%		2.96%		2.10%		3.68	%(1)	—
Institutional Class	TGRIX	7.38%		3.79%		1.68%		5.18%		11/20/97
A Class(2) No sales charge* With sales charge*	TWGAX	6.98 0.85	% %	3.33 2.12	% %	1.21 0.62	% %	5.84 5.40	% %	10/2/96
B Class No sales charge* With sales charge*	CBIGX	6.15 2.15	% %	2.58 2.40	% %	— —		7.77 7.77	% %	1/31/03
C Class	AIWCX	6.18%		2.57%		—		1.85%		6/4/01
R Class	ATGRX	6.75%		3.09%		—		6.96%		8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 4/30/91, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.40%	1.20%	1.65%	2.40%	2.40%	1.90%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

The International Growth portfolio returned 7.28%* for the 12 months ended November 30, 2010, compared with its benchmarks, the MSCI EAFE Index and the MSCI EAFE Growth Index, which returned 1.11% and 6.14%, respectively.

After several eurozone nations came close to defaulting on their sovereign debt during the first half of the reporting period, international stocks generally rebounded to finish the year with gains. In many markets, improving business conditions and confidence and solid corporate earnings reports helped propel stocks. Within the developed markets, growth stocks sharply outpaced their value counterparts, while small- and mid-cap stocks significantly outperformed large-cap stocks.

Overall, stock selection, particularly in the financials and energy sectors, drove the portfolio’s outperformance relative to the benchmark. Our sector allocations, including an underweight in financials and an overweight in consumer discretionary stocks, also had an overall positive influence on the portfolio’s relative performance.

European Nations, Emerging Markets Were Top Contributors

From a regional perspective, Europe contributed the most to relative performance, with stock selection in Italy, France, and the United Kingdom generating positive results. In Italy, our overweight position in Saipem, an oil and gas services company, drove results, while our overweight position in luxury goods company LVMH Moet Hennessy Louis Vuitton SA led performance in France. Overall, the developing markets sharply outperformed their developed market counterparts. Specifically, our portfolio-only positions in Taiwan, China, South Korea, and India contributed positively to the portfolio’s performance.

At the opposite end of the spectrum, modest exposure to Singapore and Hong Kong detracted from relative performance, primarily due to weak stock selection.

Financials, Information Technology Led Sector Results

The portfolio’s financials stocks led all sectors on a relative basis. In general, the financials sector continued to struggle, primarily due to the debt problems plaguing several countries in Europe. But, late in the period, European regulators announced that all but seven of 91 of the continent’s largest banks passed the stress test administered to analyze the financial soundness of the beleaguered banking industry, which helped spark a recovery in the sector. Our stock selection in the commercial banking and insurance industries drove the sector’s outperformance.

Propelled by strong stock selection and investor interest in traditional growth sectors, the portfolio’s information technology segment also helped drive relative performance. In particular, our selections in the communications equipment and semiconductor industries generated solid results. HTC, the Taiwan-based cellular handset maker, was the portfolio’s top-performing stock. The company, a portfolio-only holding, posted considerable market share gains on growing demand for its smartphones that run on Google’s Android operating system. Our overweighted position in United Kingdom-based ARM Holdings, which develops and licenses semiconductor chip technology, represented the second-best contributor to portfolio performance. The company’s stock surged on soaring revenues and margins stemming from licensing deals with smartphone makers, including Apple. It also announced a new licensing deal with software giant Microsoft and benefited from mergers-and-acquisitions activity in the wireless semiconductor chip space.

*All fund returns referenced in this commentary are for Investor Class shares.

Our portfolio-only position in Hyundai Motor Co. continued to deliver strong results, landing the South Korean automaker among the portfolio’s top contributors for the 12-month period. With its line of affordable cars, Hyundai continued to gain market share in a difficult economic climate for automakers.

Materials, Consumer Staples Sectors Lagged

The materials sector represented the portfolio’s largest detractor to relative performance. Stock selection dragged down results, particularly in the metals and mining segment. Specifically, our overweighted position in United Kingdom-based Lonmin was the worst performer. The company, which operates South African mines specializing in platinum and palladium production, faced a spring slump in both metals’ prices while contending with a lengthy delay in the restart of its largest smelter, which broke down in late March.

Additionally, in the sector’s construction materials segment, German cement producer HeidelbergCement was among the portfolio’s largest performance detractors. In addition to suffering from plunging operating income in 2009, the company faced waning demand in the U.S. and Europe throughout much of 2010.

The portfolio’s consumer staples sector also detracted from performance. While stock selection was positive, a slightly overweighted position relative to the benchmark led to underperformance.

Outlook

Global economic activity is improving, but sovereign debt concerns in Europe, combined with the potential for rising inflation throughout the world, remain headwinds. The varied government responses may lead to divergent economic performance in the months ahead. We expect further volatility throughout the international stock markets, yet we will continue to focus on finding companies located in developed countries around the world (excluding the United States) with sustainable growth characteristics and promising long-term outlooks.

Top Ten Holdings
% of net assets as of 11/30/10
BHP Billiton Ltd.	2.2%
HSBC Holdings plc (Hong Kong)	1.9%
Nestle SA	1.8%
BG Group plc	1.8%
Saipem SpA	1.8%
Vodafone Group plc	1.6%
Xstrata plc	1.5%
Mitsubishi Corp.	1.3%
SOFTBANK CORP.	1.3%
Siemens AG	1.3%

Types of Investments in Portfolio
% of net assets as of 11/30/10
Foreign Common Stocks & Rights	99.5%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	(0.1)%

Investments by Country
% of net assets as of 11/30/10
United Kingdom	19.1%
Japan	11.8%
Switzerland	10.8%
France	8.7%
Germany	7.6%
Sweden	4.3%
People’s Republic of China	3.8%
Australia	3.2%
Netherlands	3.2%
Taiwan (Republic of China)	2.5%
Hong Kong	2.2%
Spain	2.0%
Other Countries	20.3%
Cash and Equivalents*	0.5%
*Includes temporary cash investments and other assets and liabilities.

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2010 to November 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/29/10	Ending Account Value 11/30/10	Expenses Paid During Period* 5/29/10 – 11/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,175.80	$7.43	1.34%
Institutional Class	$1,000	$1,177.10	$6.32	1.14%
A Class	$1,000	$1,174.70	$8.81	1.59%
B Class	$1,000	$1,169.90	$12.94	2.34%
C Class	$1,000	$1,171.10	$12.94	2.34%
R Class	$1,000	$1,172.70	$10.19	1.84%
Hypothetical
Investor Class	$1,000	$1,018.65	$6.89	1.34%
Institutional Class	$1,000	$1,019.67	$5.87	1.14%
A Class	$1,000	$1,017.38	$8.17	1.59%
B Class	$1,000	$1,013.56	$12.01	2.34%
C Class	$1,000	$1,013.56	$12.01	2.34%
R Class	$1,000	$1,016.10	$9.45	1.84%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

NOVEMBER 30, 2010

	Shares	Value
Common Stocks & Rights — 99.5%
AUSTRALIA — 3.2%
BHP Billiton Ltd.	866,526	$35,498,355
Wesfarmers Ltd.	519,711	15,671,579
		51,169,934
AUSTRIA — 0.5%
Erste Group Bank AG	192,142	7,515,968
BELGIUM — 1.2%
Anheuser-Busch InBev NV	173,069	9,418,544
Umicore	214,684	10,188,196
		19,606,740
BERMUDA — 1.0%
Seadrill Ltd.	309,270	9,468,821
Signet Jewelers Ltd.(1)	165,150	6,577,924
		16,046,745
BRAZIL — 1.8%
Banco Santander Brasil SA ADR	983,670	12,836,894
Vale SA Preference Shares	595,400	16,668,144
		29,505,038
CANADA — 0.8%
Canadian National Railway Co.	197,969	12,647,028
DENMARK — 1.3%
Carlsberg A/S B Shares	57,909	5,466,015
Novo Nordisk A/S B Shares	163,517	16,174,718
		21,640,733
FINLAND — 1.0%
Fortum Oyj	598,081	15,782,973
FRANCE — 8.7%
Accor SA	309,497	13,082,747
Air Liquide SA	144,697	16,941,719
BNP Paribas	278,149	16,463,940
Cie Generale d’Optique Essilor International SA	51,083	3,191,749
Danone SA	238,556	13,973,300
LVMH Moet Hennessy Louis Vuitton SA	119,996	18,200,650
Pernod-Ricard SA	65,667	5,352,160
Publicis Groupe SA	219,798	9,821,755
Safran SA	464,250	14,544,227
Schneider Electric SA	126,367	17,739,919
Total SA	242,473	11,744,601
		141,056,767
GERMANY — 7.6%
adidas AG	116,031	7,283,695
Allianz SE	151,370	16,603,052
BASF SE	224,750	16,774,862
Bayerische Motoren Werke AG	174,818	$13,145,621
Daimler AG(1)	223,131	14,444,107
Deutsche Boerse AG	50,339	3,044,309
Fresenius Medical Care AG & Co. KGaA	201,164	11,612,048
Metro AG	181,503	13,019,254
SAP AG	135,654	6,328,519
Siemens AG	192,463	21,057,884
		123,313,351
HONG KONG — 2.2%
CNOOC Ltd.	3,799,000	8,238,807
Li & Fung Ltd.	2,952,000	18,399,866
Link Real Estate Investment Trust (The)	1,360,000	4,264,723
Sun Hung Kai Properties Ltd.	295,000	4,877,980
		35,781,376
INDIA — 1.4%
Housing Development Finance Corp. Ltd.	299,190	4,477,254
Infosys Technologies Ltd.	214,370	14,253,958
Larsen & Toubro Ltd.	93,370	3,968,098
		22,699,310
INDONESIA — 0.9%
PT Bank Mandiri (Persero) Tbk	7,592,000	5,378,437
PT Bank Rakyat Indonesia (Persero) Tbk	4,778,500	5,553,935
PT United Tractors Tbk	1,677,000	4,269,537
		15,201,909
IRELAND — 0.8%
Ryanair Holdings plc ADR	401,712	12,264,267
ISRAEL — 0.5%
Teva Pharmaceutical Industries Ltd. ADR	168,052	8,409,322
ITALY — 1.8%
Saipem SpA	680,673	28,326,536
JAPAN — 11.8%
Canon, Inc.	392,600	18,506,476
FANUC CORP.	84,900	12,163,353
Fujitsu Ltd.	872,000	5,595,221
Komatsu Ltd.	704,400	19,510,087
Mitsubishi Corp.	853,500	21,579,711
Mitsubishi UFJ Financial Group, Inc.	2,376,400	11,244,526
Murata Manufacturing Co. Ltd.	79,300	4,841,952
Nissan Motor Co. Ltd.	1,934,300	18,143,452
Nitori Holdings Co. Ltd.	115,100	10,136,062

	Shares	Value
ORIX Corp.	146,790	$12,540,907
Rakuten, Inc.	9,240	7,077,118
SOFTBANK CORP.	617,600	21,400,884
Sumitomo Realty & Development Co. Ltd.	567,000	12,208,555
Unicharm Corp.	296,900	11,600,705
Yahoo Japan Corp.	12,407	4,447,485
		190,996,494
LUXEMBOURG — 0.3%
Millicom International Cellular SA	54,133	4,697,662
MACAU — 0.3%
Wynn Macau Ltd.	2,406,385	4,877,786
NETHERLANDS — 3.2%
ASML Holding NV	300,404	9,717,290
CNH Global NV(1)	199,095	8,246,515
Royal Dutch Shell plc B Shares	700,394	20,786,283
Unilever NV CVA	427,958	12,071,252
		50,821,340
NORWAY — 1.6%
Petroleum Geo-Services ASA(1)	337,130	4,091,818
Telenor ASA	586,078	8,424,700
Yara International ASA	283,329	13,486,211
		26,002,729
PEOPLE’S REPUBLIC OF CHINA — 3.8%
Baidu, Inc. ADR(1)	140,634	14,793,290
China Unicom (Hong Kong) Ltd. ADR	499,598	6,714,597
Ctrip.com International Ltd. ADR(1)	201,218	8,817,373
Focus Media Holding Ltd. ADR(1)	241,795	5,641,077
Industrial & Commercial Bank of China Ltd. H Shares	12,887,000	10,024,015
Industrial & Commercial Bank of China Ltd. H Shares Rights(1)	789,435	259,245
Lenovo Group Ltd.	13,892,000	9,338,739
ZTE Corp. H Shares	1,335,200	4,909,140
		60,497,476
POLAND — 1.2%
Powszechna Kasa Oszczednosci Bank Polski SA	1,351,095	18,733,743
RUSSIAN FEDERATION — 1.3%
Magnit OJSC GDR	379,384	10,015,738
Sberbank of Russia	3,416,730	10,865,201
		20,880,939
SINGAPORE — 0.3%
United Overseas Bank Ltd.	304,457	4,265,880
SOUTH KOREA — 1.7%
Hyundai Motor Co.	122,673	$18,251,762
Samsung Electronics Co. Ltd.	12,593	8,971,725
		27,223,487
SPAIN — 2.0%
Banco Bilbao Vizcaya Argentaria SA	396,614	3,643,415
Banco Santander SA	874,668	8,288,148
Inditex SA	148,978	11,227,695
Telefonica SA	449,444	9,561,939
		32,721,197
SWEDEN — 4.3%
Alfa Laval AB	563,833	9,901,160
Atlas Copco AB A Shares	858,194	18,950,714
Swedbank AB A Shares(1)	1,123,401	14,200,551
Telefonaktiebolaget LM Ericsson B Shares	807,424	8,329,285
Volvo AB B Shares(1)	1,204,452	17,485,735
		68,867,445
SWITZERLAND — 10.8%
Adecco SA	99,080	5,641,829
Givaudan SA	12,109	12,137,353
Holcim Ltd.	100,081	6,446,706
Kuehne + Nagel International AG	73,331	9,403,377
Nestle SA	532,043	28,917,397
Novartis AG	389,503	20,665,605
Roche Holding AG	105,192	14,442,742
SGS SA	8,043	13,166,591
Sonova Holding AG	68,713	8,578,428
Swatch Group AG (The)	44,366	17,814,475
UBS AG(1)	824,914	12,353,368
Xstrata plc	1,196,171	24,038,748
		173,606,619
TAIWAN (REPUBLIC OF CHINA) — 2.5%
AU Optronics Corp.(1)	6,902,000	6,905,962
Hon Hai Precision Industry Co. Ltd.	2,654,760	9,449,404
HTC Corp.	703,000	19,487,739
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	475,090	5,107,218
		40,950,323
TURKEY — 0.6%
Turkiye Garanti Bankasi AS	1,769,680	9,813,905
UNITED KINGDOM — 19.1%
Admiral Group plc	535,810	12,734,744
Antofagasta plc	896,257	18,332,191
ARM Holdings plc	2,136,339	13,152,309
Barclays plc	4,624,695	18,426,104

	Shares	Value
BG Group plc	1,573,357	$28,425,136
British Airways plc(1)	1,402,674	5,576,653
British American Tobacco plc	357,177	12,947,581
Burberry Group plc	413,811	6,410,877
Capita Group plc (The)	393,012	3,985,745
Carnival plc	345,725	14,100,013
Compass Group plc	1,651,264	14,267,787
HSBC Holdings plc (Hong Kong)	3,073,612	31,250,295
International Power plc	622,975	3,948,701
Lloyds Banking Group plc(1)	5,554,288	5,219,072
Petrofac Ltd.	495,304	10,716,551
Reckitt Benckiser Group plc	280,852	14,852,942
Reed Elsevier plc	781,019	6,183,515
Rolls-Royce Group plc C Shares(1)	59,174,912	92,044
Schroders plc	719,046	17,850,304
Standard Chartered plc	618,992	16,666,260
Tesco plc	2,833,838	18,261,902
Tullow Oil plc	174,494	3,113,150
Vodafone Group plc	10,251,517	25,632,748
Wolseley plc(1)	239,167	6,383,731
		308,530,355
TOTAL COMMON STOCKS & RIGHTS (Cost $1,269,362,793)		1,604,455,377
Temporary Cash Investments — 0.6%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	47,694	47,694
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 1.125%-2.125%, 6/30/11-11/30/14, valued at $8,990,559), in a joint trading account at 0.21%, dated 11/30/10, due 12/1/10 (Delivery value $8,800,051)		8,800,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,847,694)		8,847,694
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $1,278,210,487)		1,613,303,071
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,492,534)
TOTAL NET ASSETS — 100.0%		$1,611,810,537

Market Sector Diversification
(as a % of net assets)
Financials	19.3%
Consumer Discretionary	15.1%
Industrials	14.8%
Consumer Staples	10.6%
Materials	10.6%
Information Technology	10.2%
Energy	7.8%
Health Care	5.2%
Telecommunication Services	4.7%
Utilities	1.2%
Cash and Equivalents*	0.5%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

CVA = Certificaten Van Aandelen

GDR = Global Depositary Receipt

OJSC = Open Joint Stock Company

(1)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2010
Assets
Investment securities, at value (cost of $1,278,210,487)	$1,613,303,071
Foreign currency holdings, at value (cost of $84,131)	84,078
Receivable for investments sold	12,672,826
Receivable for capital shares sold	520,688
Dividends and interest receivable	5,327,647
Other assets	1,492,807
1,633,401,117

Liabilities
Disbursements in excess of demand deposit cash	16,946
Payable for investments purchased	17,128,072
Payable for capital shares redeemed	1,979,385
Accrued management fees	1,813,328
Distribution and service fees payable	44,667
Accrued foreign taxes	608,182
21,590,580

Net Assets	$1,611,810,537

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,611,004,138
Undistributed net investment income	18,737,564
Accumulated net realized loss	(352,494,327)
Net unrealized appreciation	334,563,162
$1,611,810,537

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,320,906,021	128,258,634	$10.30
Institutional Class, $0.01 Par Value	$98,610,229	9,569,355	$10.30
A Class, $0.01 Par Value	$183,990,215	17,876,260	$10.29	*
B Class, $0.01 Par Value	$1,232,790	120,963	$10.19
C Class, $0.01 Par Value	$2,690,696	265,652	$10.13
R Class, $0.01 Par Value	$4,380,586	424,474	$10.32

* Maximum offering price $10.92 (net asset value divided by 0.9425)

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,095,024)	$33,739,327
Interest	3,598
33,742,925
Expenses:
Management fees	20,223,069
Distribution and service fees:
A Class	444,568
B Class	13,095
C Class	28,201
R Class	23,607
Directors’ fees and expenses	51,521
Other expenses	63,097
20,847,158

Net investment income (loss)	12,895,767

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $23,458)	119,015,936
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $151,106)	14,580,955
133,596,891

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $608,182)	14,467,110
Translation of assets and liabilities in foreign currencies	(62,818,037)
(48,350,927)

Net realized and unrealized gain (loss)	85,245,964

Net Increase (Decrease) in Net Assets Resulting from Operations	$98,141,731

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2010 AND NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$12,895,767	$15,019,787
Net realized gain (loss)	133,596,891	(172,012,014)
Change in net unrealized appreciation (depreciation)	(48,350,927)	593,662,338
Net increase (decrease) in net assets resulting from operations	98,141,731	436,670,111

Distributions to Shareholders
From net investment income:
Investor Class	(19,906,669)	(18,150,440)
Institutional Class	(1,322,640)	(723,098)
A Class	(1,881,933)	(2,178,683)
B Class	—	(9,776)
C Class	—	(24,583)
R Class	(29,305)	(35,665)
Decrease in net assets from distributions	(23,140,547)	(21,122,245)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	2,472,875	(85,157,099)

Redemption Fees
Increase in net assets from redemption fees	47,277	39,738

Net increase (decrease) in net assets	77,521,336	330,430,505

Net Assets
Beginning of period	1,534,289,201	1,203,858,696
End of period	$1,611,810,537	$1,534,289,201

Undistributed net investment income	$18,737,564	$21,121,448

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2010

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of companies in at least three developed countries (excluding the United States). The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — Effective July 16, 2010, the corporation has entered into a management agreement with ACIM (see Note 10), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of NT International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.10% to 1.50% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2010 was 1.34% for the Investor Class, A Class, B Class, C Class and R Class and 1.14% for the Institutional Class.

Prior to July 16, 2010, the corporation had entered into a management agreement with American Century Global Investment Management, Inc. (ACGIM) (see Note 10), under which ACGIM provided the fund with investment advisory and management services. Prior to July 16, 2010, ACGIM had entered into a subadvisory agreement with ACIM on behalf of the fund, under which ACIM made investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM paid all costs associated with retaining ACIM as the subadvisor of the fund.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2010, were $1,954,797,171 and $2,035,916,506, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2010		Year ended November 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,050,000,000		1,000,000,000
Sold	8,998,458	$87,341,556	12,516,913	$96,703,854
Issued in connection with reorganization (Note 9)	6,962,925	74,712,185	—	—
Issued in reinvestment of distributions	1,715,678	16,876,319	2,043,214	15,589,724
Redeemed	(20,641,413)	(195,052,248)	(25,833,107)	(196,779,172)
	(2,964,352)	(16,122,188)	(11,272,980)	(84,485,594)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	4,557,606	41,463,495	3,533,605	25,915,890
Issued in reinvestment of distributions	124,940	1,229,822	88,473	675,052
Redeemed	(1,958,144)	(18,855,853)	(1,961,908)	(14,985,413)
	2,724,402	23,837,464	1,660,170	11,605,529
A Class/Shares Authorized	125,000,000		125,000,000
Sold	4,383,626	42,679,057	5,639,882	42,702,246
Issued in reinvestment of distributions	128,516	1,263,884	210,171	1,601,500
Redeemed	(4,926,258)	(47,071,221)	(7,312,770)	(56,894,013)
	(414,116)	(3,128,280)	(1,462,717)	(12,590,267)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	530	5,119	18,871	154,787
Issued in reinvestment of distributions	—	—	971	7,361
Redeemed	(31,944)	(307,445)	(39,492)	(266,327)
	(31,414)	(302,326)	(19,650)	(104,179)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	20,492	198,669	36,318	302,120
Issued in reinvestment of distributions	—	—	2,254	16,969
Redeemed	(74,746)	(691,551)	(177,382)	(1,285,116)
	(54,254)	(492,882)	(138,810)	(966,027)
R Class/Shares Authorized	5,000,000		5,000,000
Sold	136,723	1,333,762	318,322	2,509,562
Issued in reinvestment of distributions	2,819	27,821	4,389	33,532
Redeemed	(274,140)	(2,680,496)	(146,076)	(1,159,655)
	(134,598)	(1,318,913)	176,635	1,383,439
Net increase (decrease)	(874,332)	$2,472,875	(11,057,352)	$(85,157,099)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks & Rights	$94,106,139	$1,510,349,238	—
Temporary Cash Investments	47,694	8,800,000	—
Total Value of Investment Securities	$94,153,833	$1,519,149,238	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 21, 2010, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2010:

Investor	Institutional	A	B	C	R
$0.0685	$0.0904	$0.0412	—	—	$0.0138

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$23,140,547	$21,122,245
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,317,079,742
Gross tax appreciation of investments	$315,338,764
Gross tax depreciation of investments	(19,115,435)
Net tax appreciation (depreciation) of investments	$296,223,329
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(550,276)
Net tax appreciation (depreciation)	$295,673,053
Undistributed ordinary income	$22,963,092
Accumulated capital losses	$(317,829,746)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(8,397,447), $(36,440,654) and $(272,991,645) expire in 2015, 2016 and 2017, respectively.

9. Reorganization Plan

On June 10, 2010, the Board of Directors approved a plan of reorganization (the reorganization), pursuant to which International Growth acquired all of the assets of International Stock Fund (International Stock), one fund in a series issued by the corporation, in exchange for shares of equal value of International Growth and assumption by International Growth of certain ordinary course liabilities of International Stock. The financial statements and performance history of International Growth were carried over post-reorganization. The reorganization was effective at the close of business on October 29, 2010.

The reorganization was accomplished by a tax-free exchange of shares. On October 29, 2010, International Stock exchanged its shares for shares of International Growth as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
International Stock — Investor Class	6,294,203	International Growth — Investor Class	6,962,925

The net assets of International Stock and International Growth immediately before the reorganization were $74,712,185 and $1,612,017,503, respectively. International Stock’s unrealized appreciation of $16,115,391 was combined with that of International Growth. Immediately after the reorganization, the combined net assets were $1,686,729,688. International Growth acquired capital loss carryovers of $(24,021,757) from International Stock.

Assuming the reorganization had been completed on December 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for the year ended November 30, 2010, are as follows:

Net investment income (loss)	$13,368,410
Net realized and unrealized gain (loss)	92,089,745
Net increase (decrease) in Net Assets Resulting from Operations	$105,458,155

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of International Stock that have been included in the Statement of Operations since October 29, 2010.

10. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory and subadvisory agreements. As required by the 1940 Act, the assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund was managed until a new agreement was approved. The new investment advisory agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of the substitution of ACIM for ACGIM and different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010, eliminating the need for a new subadvisory agreement.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2010.

For the fiscal year ended November 30, 2010, the fund intends to pass through to shareholders $3,303,971, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2010, the fund earned $36,849,272 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2010 are $0.0211 and $0.2354, respectively.

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.75	$7.15	$14.87	$12.17	$9.75
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.09	0.14	0.13	0.06
Net Realized and Unrealized Gain (Loss)	0.61	2.64	(6.96)	2.66	2.54
Total From Investment Operations	0.70	2.73	(6.82)	2.79	2.60
Distributions
From Net Investment Income	(0.15)	(0.13)	(0.11)	(0.09)	(0.18)
From Net Realized Gains	—	—	(0.79)	—	—
Total Distributions	(0.15)	(0.13)	(0.90)	(0.09)	(0.18)
Net Asset Value, End of Period	$10.30	$9.75	$7.15	$14.87	$12.17

Total Return(2)	7.28%	38.66%	(48.67)%	23.09%	27.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.35%	1.38%	1.31%	1.27%	1.26%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.87%	1.18%	1.18%	0.94%	0.52%
Portfolio Turnover Rate	130%	151%	144%	133%	95%
Net Assets, End of Period (in thousands)	$1,320,906	$1,279,615	$1,018,753	$2,267,093	$2,352,967

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.78	$7.17	$14.91	$12.20	$9.78
Income From Investment Operations
Net Investment Income (Loss)(1)	0.10	0.11	0.15	0.17	0.07
Net Realized and Unrealized Gain (Loss)	0.61	2.64	(6.96)	2.66	2.55
Total From Investment Operations	0.71	2.75	(6.81)	2.83	2.62
Distributions
From Net Investment Income	(0.19)	(0.14)	(0.14)	(0.12)	(0.20)
From Net Realized Gains	—	—	(0.79)	—	—
Total Distributions	(0.19)	(0.14)	(0.93)	(0.12)	(0.20)
Net Asset Value, End of Period	$10.30	$9.78	$7.17	$14.91	$12.20

Total Return(2)	7.38%	38.96%	(48.55)%	23.36%	27.19%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.15%	1.18%	1.11%	1.07%	1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.07%	1.38%	1.38%	1.14%	0.72%
Portfolio Turnover Rate	130%	151%	144%	133%	95%
Net Assets, End of Period (in thousands)	$98,610	$66,920	$37,160	$80,452	$125,814

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.72	$7.13	$14.82	$12.12	$9.72
Income From Investment Operations
Net Investment Income (Loss)(2)	0.06	0.07	0.11	0.08	0.03
Net Realized and Unrealized Gain (Loss)	0.61	2.63	(6.94)	2.68	2.52
Total From Investment Operations	0.67	2.70	(6.83)	2.76	2.55
Distributions
From Net Investment Income	(0.10)	(0.11)	(0.07)	(0.06)	(0.15)
From Net Realized Gains	—	—	(0.79)	—	—
Total Distributions	(0.10)	(0.11)	(0.86)	(0.06)	(0.15)
Net Asset Value, End of Period	$10.29	$9.72	$7.13	$14.82	$12.12

Total Return(3)	6.98%	38.30%	(48.79)%	22.87%	26.57%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.60%	1.63%	1.56%	1.52%	1.51%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.62%	0.93%	0.93%	0.69%	0.27%
Portfolio Turnover Rate	130%	151%	144%	133%	95%
Net Assets, End of Period (in thousands)	$183,990	$177,804	$140,798	$241,579	$336,497

(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

B Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.60	$7.04	$14.68	$12.04	$9.65
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.01)	0.01	0.02	— (2)	(0.05)
Net Realized and Unrealized Gain (Loss)	0.60	2.61	(6.87)	2.64	2.52
Total From Investment Operations	0.59	2.62	(6.85)	2.64	2.47
Distributions
From Net Investment Income	—	(0.06)	—	—	(0.08)
From Net Realized Gains	—	—	(0.79)	—	—
Total Distributions	—	(0.06)	(0.79)	—	(0.08)
Net Asset Value, End of Period	$10.19	$9.60	$7.04	$14.68	$12.04

Total Return(3)	6.15%	37.36%	(49.18)%	21.93%	25.71%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.35%	2.38%	2.31%	2.27%	2.26%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.13)%	0.18%	0.18%	(0.06)%	(0.48)%
Portfolio Turnover Rate	130%	151%	144%	133%	95%
Net Assets, End of Period (in thousands)	$1,233	$1,463	$1,211	$3,320	$2,699

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

C Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.54	$7.00	$14.60	$11.97	$9.60
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.01)	0.01	0.02	— (2)	(0.05)
Net Realized and Unrealized Gain (Loss)	0.60	2.59	(6.83)	2.63	2.50
Total From Investment Operations	0.59	2.60	(6.81)	2.63	2.45
Distributions
From Net Investment Income	—	(0.06)	—	—	(0.08)
From Net Realized Gains	—	—	(0.79)	—	—
Total Distributions	—	(0.06)	(0.79)	—	(0.08)
Net Asset Value, End of Period	$10.13	$9.54	$7.00	$14.60	$11.97

Total Return(3)	6.18%	37.29%	(49.18)%	21.97%	25.64%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.35%	2.38%	2.31%	2.27%	2.26%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.13)%	0.18%	0.18%	(0.06)%	(0.48)%
Portfolio Turnover Rate	130%	151%	144%	133%	95%
Net Assets, End of Period (in thousands)	$2,691	$3,051	$3,210	$7,318	$6,250

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

R Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$9.72	$7.13	$14.81	$12.12	$9.71
Income From Investment Operations
Net Investment Income (Loss)(1)	0.03	0.06	0.09	0.07	0.01
Net Realized and Unrealized Gain (Loss)	0.62	2.62	(6.96)	2.65	2.53
Total From Investment Operations	0.65	2.68	(6.87)	2.72	2.54
Distributions
From Net Investment Income	(0.05)	(0.09)	(0.02)	(0.03)	(0.13)
From Net Realized Gains	—	—	(0.79)	—	—
Total Distributions	(0.05)	(0.09)	(0.81)	(0.03)	(0.13)
Net Asset Value, End of Period	$10.32	$9.72	$7.13	$14.81	$12.12

Total Return(2)	6.75%	37.97%	(48.92)%	22.48%	26.39%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.85%	1.88%	1.81%	1.77%	1.76%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.37%	0.68%	0.68%	0.44%	0.02%
Portfolio Turnover Rate	130%	151%	144%	133%	95%
Net Assets, End of Period (in thousands)	$4,381	$5,436	$2,727	$4,042	$2,106

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of asset and liabilities, including the schedule of investments, of International Growth Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Growth Fund of American Century World Mutual Funds, Inc., as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 21, 2011

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century World Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century World Mutual Funds, Inc.):

John R. Whitten	For:	2,929,586,620
	Withhold:	111,215,872
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	888,157,189
	Against:	17,832,892
	Abstain:	40,847,287
	Broker Non-Vote:	80,649,014

Institutional Class	For:	51,273,686
	Against:	60,104
	Abstain:	84,835
	Broker Non-Vote:	2,313,540

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century World Mutual Funds, Inc.):

For:	2,615,996,754
Against:	146,084,712
Abstain:	88,327,689
Broker Non-Vote:	190,393,337

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst
& Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70202   1101

ANNUAL REPORT          NOVEMBER 30, 2010

International Opportunities Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Types of Investments in Portfolio	9
Investments by Country	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	30

Other Information

Proxy Voting Results	31
Management	32
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

     Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended November 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

     Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors – working on behalf of shareholders – to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

     By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Recovered from Gloomy First Half

In the first half of the 12-month period, developed international equity markets posted dismal performance stemming from fiscal problems in Europe and escalating tensions in the Middle East. In the second half of the period, however, stocks rebounded sharply, generally recovering their earlier losses. European investors generally shrugged off a fresh round of sovereign debt concerns, focusing instead on improved business confidence throughout the eurozone. In particular, corporate sentiment brightened in Germany, which also reported a considerable drop in unemployment figures. Additionally, in Japan numerous export-reliant companies cheered the government’s efforts to weaken the yen, which had reached a 15-year high versus the U.S. dollar.

Overall, developed international equity markets underperformed the U.S. and emerging markets for the 12-month period. Although they recouped most of their earlier losses, European stocks declined for the entire period. Improving economic outlooks weren’t sufficient to offset the earlier impact of the debt crises plaguing Greece, Italy, Spain, Ireland, and Portugal. Meanwhile, Japan’s stock market was a leading performer among the developed nations, benefiting from optimistic economic growth forecasts. Elsewhere in Asia, China’s booming economy showed signs of cooling.

Outlook Favors Emerging Markets, Dividends

Many economists expect the emerging markets to be among the fastest-growing economies during the next 12 months, and that sentiment is fueling strong fund flows into emerging market stocks. Nevertheless, the risks should not be overlooked. Despite their higher economic growth forecasts, emerging market economies typically are based on one or two key basic industries, where dependency on commodity exports and price volatility is generally high. Shifts in the pricing or demand for the key products that underpin their economies can lead to sudden and major reversals in profitability and growth.

In the developed markets, industries and companies associated with higher dividend yields and less sensitive to sudden changes in consumer demand (the so-called “defensive stocks”) have been doing well. With bond and money market yields unusually low, dividend yields are an attractive alternative for investors seeking income. In addition, companies showing above-average earnings growth have performed well in this slow economy. Seeking such earnings growth remains a key component of our investment process.

International Equity Total Returns
For the 12 months ended November 30, 2010 (in U.S. dollars)
MSCI EAFE Index	1.11%	MSCI Europe Index	-2.72%
MSCI EAFE Growth Index	6.14%	MSCI World Index	5.98%
MSCI EAFE Value Index	-3.86%	MSCI Japan Index	8.09%
MSCI Emerging Markets (Gross) Index	15.65%

4

Performance

Total Returns as of November 30, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception		Inception Date
Investor Class	AIOIX	16.72%	4.80%	13.47%		6/1/01
MSCI All Country World ex-U.S. Small Cap Growth Index	—	19.40%	6.20%	8.55	%(1)	—
Institutional Class	ACIOX	17.04%	5.03%	17.24%		1/9/03
A Class No sales charge* With sales charge*	AIVOX	— —	— —	14.87 8.20	%(2) %(2)	3/1/10
C Class No sales charge* With sales charge*	AIOCX	— —	— —	14.34 13.34	%(2) %(2)	3/1/10
R Class	AIORX	—	—	14.77	%(2)	3/1/10

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 5/31/01, the date nearest the Investor Class’s inception for which data are available.

(2)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover and high transaction costs. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over Life of Class
$10,000 investment made June 1, 2001

*From 6/1/01, the Investor Class’s inception date. Index data from 5/31/01, the date nearest the Investor Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.95%	1.75%	2.20%	2.95%	2.45%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover and high transaction costs. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Mark Kopinski and Trevor Gurwich

Performance Summary

The International Opportunities portfolio returned 16.72%* for the 12 months ended November 30, 2010, compared with its benchmark, the MSCI All Country World ex-U.S. Small Cap Growth Index, which returned 19.40%.

Stocks in many global markets generally struggled during the first half of the period, as several eurozone nations came close to defaulting on their sovereign debt. In the second half of the period, improving business conditions and confidence and solid corporate earnings reports in several markets helped propel stocks and push 12-month returns into positive territory. Within the developed markets, growth stocks sharply outpaced their value counterparts, while small- and mid-cap stocks significantly outperformed large-cap stocks. Overall, emerging market stocks sharply outperformed their developed market counterparts.

The portfolio’s underperformance compared with the benchmark primarily was due to the impact of foreign currency values versus the U.S. dollar. The portfolio’s overweight to Europe primarily accounted for the negative currency effect, as the euro weakened during the period. Overall, our country and sector allocations were slightly negative, while stock selection was a positive influence on relative performance.

Norway, Germany Led Country Detractors

From a country perspective, Norway, Germany, and Canada were the weakest performers, with stock selection detracting from relative results. Our portfolio-only position in Canada’s DragonWave, a wireless network equipment producer, was among the portfolio’s largest performance detractors for the period. The company’s stock faltered in the wake of uncertainties regarding the diversification of future revenue prospects. In addition, our overweight position in Germany’s Kloeckner & Co., a producer and distributor of steel and metal products, was among the top detractors for the period. The company’s stock faltered on concerns about a rising U.S. dollar and falling euro exerting upward pressure on prices for steel and other raw materials, thereby cooling demand.

At the opposite end of the performance spectrum, Japan, Mexico and Switzerland made the greatest positive contributions to the portfolio’s relative performance. Stock selection was strong in each nation, while an underweight position in Japan also contributed favorably. Our overweight position in Mexico-based Genomma Lab Internacional, a developer of over-the-counter drugs, was the portfolio’s top contributor to relative performance. The company announced strong gains in net income and revenues, buoyed by large sales volumes in products launched within the last two years.

7

Industrials Stocks Lagged, Consumer Discretionary Outperformed

The industrials, information technology, and financials sectors represented the portfolio’s weakest contributors, as negative stock selection weighed on relative performance. In the industrials sector, our overweight position in U.K.-based Connaught, a building maintenance firm that manages public housing facilities, dragged down performance. The company’s stock plummeted after stating the U.K. government’s budget tightening efforts would slash the company’s revenues and cash flow in 2010 and possibly in 2011.

On a positive note, strong stock selection lifted results in the consumer discretionary, health care, and materials sectors. In the consumer discretionary sector, our overweight position in Brazil’s Cia Hering, a textile maker and apparel retailer, drove performance and finished the period as a leading contributor to relative performance. The company has benefited from the robust Brazilian economy, where almost all of its business occurs. In addition, our portfolio-only position in L‘Occitane International SA, a Luxembourg-based maker of beauty products, helped lift results, as investors remained optimistic about growing demand for the company’s established brands. L’Occitane went public in April and was one of a handful of initial public offerings (IPOs) we participated in during the period.

Outlook

Global economic activity is improving, but headwinds remain—namely, the mounting sovereign debt in developed nations and the potential for inflation throughout the world. Given this outlook, we currently favor companies benefiting from the corporate investment cycle and those with significant exposure to emerging markets. Among sectors, the portfolio remains heavily exposed to industrials and information technology, which we believe should benefit in the move from economic recovery to expansion. We expect further volatility throughout the international stock markets, yet we will continue to seek small-capitalization companies located around the world (excluding the United States) offering promising growth characteristics.

8

Top Ten Holdings
% of net assets as of 11/30/10
Acergy SA	2.0%
Clicks Group Ltd.	2.0%
Nabtesco Corp.	2.0%
Telenet Group Holding NV	1.9%
Croda International plc	1.9%
GKN plc	1.8%
Safilo Group SpA	1.7%
Campbell Brothers Ltd.	1.6%
ASOS plc	1.6%
Pirelli & C SpA	1.6%

Types of Investments in Portfolio
% of net assets as of 11/30/10
Foreign Common Stocks	99.5%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	0.2%

Investments by Country
% of net assets as of 11/30/10
United Kingdom	18.5%
Canada	12.2%
Japan	8.6%
People’s Republic of China	6.5%
Germany	5.8%
Australia	4.3%
Italy	4.0%
Brazil	3.4%
Switzerland	3.2%
Denmark	3.1%
Turkey	3.0%
Taiwan (Republic of China)	2.4%
India	2.4%
South Africa	2.4%
Mexico	2.2%
Norway	2.1%
Other Countries	15.4%
Cash and Equivalents*	0.5%
*Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2010 to November 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/29/10	Ending Account Value 11/30/10	Expenses Paid During Period* 5/29/10 – 11/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,219.00	$10.63	1.88%
Institutional Class	$1,000	$1,221.60	$9.51	1.68%
A Class	$1,000	$1,216.60	$12.03	2.13%
C Class	$1,000	$1,213.90	$16.25	2.88%
R Class	$1,000	$1,216.20	$13.44	2.38%
Hypothetical
Investor Class	$1,000	$1,015.90	$9.66	1.88%
Institutional Class	$1,000	$1,016.92	$8.63	1.68%
A Class	$1,000	$1,014.63	$10.93	2.13%
C Class	$1,000	$1,010.80	$14.76	2.88%
R Class	$1,000	$1,013.35	$12.21	2.38%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2010

	Shares	Value
Common Stocks — 99.5%
AUSTRALIA — 4.3%
Atlas Iron Ltd.(1)	188,814	$528,456
Campbell Brothers Ltd.	46,823	1,682,994
Flight Centre Ltd.	40,698	887,846
Iluka Resources Ltd.(1)	73,726	533,531
PanAust Ltd.(1)	1,186,411	818,766
		4,451,593
BELGIUM — 1.9%
Telenet Group Holding NV(1)	54,946	1,990,259
BRAZIL — 3.4%
Banco do Estado do Rio Grande do Sul Preference Shares, Class B	80,300	912,777
Cia Hering	65,300	1,149,777
Mills Estruturas e Servicos de Engenharia SA(1)	99,600	1,437,711
		3,500,265
CANADA — 12.2%
Consolidated Thompson Iron Mines Ltd.(1)	86,162	1,001,327
Continental Gold Ltd.(1)	27,231	278,531
Detour Gold Corp.(1)	27,700	850,253
Eastern Platinum Ltd.(1)	321,897	486,036
Gran Tierra Energy, Inc.(1)	165,854	1,238,929
Grande Cache Coal Corp.(1)	150,753	1,405,393
Legacy Oil + Gas, Inc.(1)	86,820	1,176,432
Major Drilling Group International, Inc.	39,243	1,303,194
Quadra FNX Mining Ltd.(1)	66,526	899,499
SEMAFO, Inc.(1)	121,073	1,462,476
SXC Health Solutions Corp.(1)	8,720	333,408
Trican Well Service Ltd.	67,431	1,296,662
Ventana Gold Corp.(1)	58,202	781,281
		12,513,421
DENMARK — 3.1%
Christian Hansen Holding A/S(1)	77,710	1,500,839
FLSmidth & Co. A/S	14,024	1,152,761
GN Store Nord A/S(1)	63,710	528,129
		3,181,729
FINLAND — 1.0%
Outotec Oyj	21,300	1,047,600
FRANCE — 1.0%
Alten Ltd.	19,253	588,922
Ingenico	15,943	473,911
		1,062,833
GERMANY — 5.8%
Asian Bamboo AG	19,429	$951,796
Bertrandt AG	10,705	623,914
Dialog Semiconductor plc(1)	42,282	787,039
ElringKlinger AG	31,579	949,354
Gildemeister AG	47,521	923,111
Pfeiffer Vacuum Technology AG	6,359	711,933
Symrise AG	39,209	988,131
		5,935,278
HONG KONG — 1.9%
Galaxy Entertainment Group Ltd.(1)	851,000	864,688
Haier Electronics Group Co. Ltd.(1)	669,000	625,483
KWG Property Holding Ltd.	256,000	190,885
Oriental Watch Holdings Ltd.	386,000	254,513
		1,935,569
INDIA — 2.4%
Corporation Bank	40,713	629,040
Oberoi Realty Ltd.(1)	7,991	46,952
S. Kumars Nationwide Ltd.(1)	293,183	558,763
Strides Arcolab Ltd.	55,420	472,130
TVS Motor Co. Ltd.	406,840	724,394
		2,431,279
INDONESIA — 1.7%
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	984,000	1,236,263
PT Tower Bersama Infrastructure Tbk(1)	1,844,000	556,221
		1,792,484
ISRAEL — 1.3%
Mellanox Technologies Ltd.(1)	55,426	1,320,802
ITALY — 4.0%
Azimut Holding SpA	26,880	214,234
Interpump Group SpA(1)	78,801	487,656
Pirelli & C SpA	215,821	1,640,258
Safilo Group SpA(1)	113,838	1,798,330
		4,140,478
JAPAN — 8.6%
F.C.C. Co. Ltd.	23,200	509,796
Hitachi Kokusai Electric, Inc.	88,000	805,449
Horiba Ltd.	30,200	804,708
Kakaku.com, Inc.	108	527,805
Makino Milling Machine Co. Ltd.(1)	145,000	1,067,272
Minebea Co. Ltd.	156,000	924,555

12

	Shares	Value
Nabtesco Corp.	109,000	$2,012,247
Nifco, Inc.	29,500	776,891
Sawai Pharmaceutical Co. Ltd.	3,000	256,303
Start Today Co. Ltd.	206	670,995
Tamron Co. Ltd.	24,200	471,335
		8,827,356
LUXEMBOURG — 1.1%
L’Occitane International SA(1)	407,300	1,098,883
MEXICO — 2.2%
Banco Compartamos SA de CV	113,781	937,808
Genomma Lab Internacional SA de CV, Class B(1)	573,122	1,340,016
		2,277,824
MULTI-NATIONAL — 0.2%
Market Vectors Small Cap Index ETF Trust(1)	9,588	185,048
NETHERLANDS — 0.8%
Aalberts Industries NV	48,172	843,525
NORWAY — 2.1%
Petroleum Geo-Services ASA(1)	105,880	1,285,088
Schibsted ASA	37,925	924,881
		2,209,969
PEOPLE’S REPUBLIC OF CHINA — 6.5%
51job, Inc. ADR(1)	11,597	588,432
Ajisen (China) Holdings Ltd.	320,000	539,851
ChinaCache International Holdings Ltd. ADR(1)	21,790	603,583
Goodbaby International Holdings Ltd.(1)	69,000	52,160
International Mining Machinery Holdings Ltd.(1)	903,500	709,759
Kingdee International Software Group Co. Ltd.	1,406,000	774,965
Mecox Lane Ltd. ADR(1)	33,587	275,413
Shenguan Holdings Group Ltd.	458,000	633,465
SouFun Holdings Ltd. ADR(1)	7,370	542,579
Springland International Holdings Ltd.(1)	475,000	389,049
Xingda International Holdings Ltd.	1,613,000	1,595,323
		6,704,579
PHILIPPINES — 0.5%
International Container Terminal Services, Inc.	559,500	524,412
SOUTH AFRICA — 2.4%
Clicks Group Ltd.	329,541	$2,018,759
Northam Platinum Ltd.	64,380	403,921
		2,422,680
SOUTH KOREA — 1.6%
Daum Communications Corp.(1)	2,994	197,551
Orion Corp.	1,256	441,994
Sung Kwang Bend Co. Ltd.	50,048	1,001,478
		1,641,023
SPAIN — 1.2%
Tecnicas Reunidas SA	22,910	1,241,426
SWEDEN — 1.2%
Elekta AB B Shares	27,844	937,127
Haldex AB(1)	27,336	333,302
		1,270,429
SWITZERLAND — 3.2%
Clariant AG(1)	85,298	1,539,979
Panalpina Welttransport Holding AG(1)	9,797	1,125,486
Temenos Group AG(1)	20,253	674,999
		3,340,464
TAIWAN (REPUBLIC OF CHINA) — 2.4%
J Touch Corp.(1)	134,000	542,901
Largan Precision Co. Ltd.	27,000	598,770
St. Shine Optical Co. Ltd.	63,000	826,704
Young Fast Optoelectronics Co. Ltd.	47,308	513,703
		2,482,078
TURKEY — 3.0%
Tekfen Holding AS	336,054	1,345,199
Turk Ekonomi Bankasi AS	442,269	676,387
Turkiye Sise ve Cam Fabrikalari AS(1)	625,657	1,065,019
		3,086,605
UNITED KINGDOM — 18.5%
Aberdeen Asset Management plc	184,656	514,130
Acergy SA	105,549	2,100,004
Ashtead Group plc	339,471	691,192
ASOS plc(1)	80,427	1,655,075
Blinkx plc(1)	410,194	453,006
Carphone Warehouse Group plc(1)	94,116	561,416
Croda International plc	87,918	1,988,375
GKN plc	628,030	1,836,514
IG Group Holdings plc	103,491	790,549
Imagination Technologies Group plc(1)	135,272	755,368

13

	Shares	Value
Millennium & Copthorne Hotels plc	99,761	$821,642
Paragon Group of Cos. plc	192,895	494,464
Premier Oil plc(1)	39,731	1,134,640
Rightmove plc	76,081	887,551
Rotork plc	21,089	517,958
Spectris plc	48,208	855,580
Spirax-Sarco Engineering plc	26,858	751,137
SuperGroup plc(1)	17,433	425,724
Telecity Group plc(1)	114,260	832,467
Weir Group plc (The)	34,866	943,642
		19,010,434
TOTAL COMMON STOCKS (Cost $86,125,611)		102,470,325
Temporary Cash Investments — 0.3%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	71,951	71,951
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 1.125%-2.125%, 6/30/11-11/30/14, valued at $204,331), in a joint trading account at 0.21%, dated 11/30/10, due 12/1/10 (Delivery value $200,001)		200,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $271,951)		271,951
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $86,397,562)		102,742,276
OTHER ASSETS AND LIABILITIES — 0.2%		223,562
TOTAL NET ASSETS — 100.0%		$102,965,838

Market Sector Diversification
(as a % of net assets)
Consumer Discretionary	23.7%
Industrials	21.4%
Materials	17.8%
Information Technology	12.3%
Energy	9.2%
Financials	5.2%
Health Care	4.6%
Consumer Staples	3.2%
Telecommunication Services	1.9%
Diversified	0.2%
Cash and Equivalents*	0.5%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

ETF = Exchange-Traded Fund

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2010
Assets
Investment securities, at value (cost of $86,397,562)	$102,742,276
Foreign currency holdings, at value (cost of $1,046)	1,046
Receivable for investments sold	303,926
Receivable for capital shares sold	12,664
Dividends and interest receivable	76,322
Other assets	10,599
103,146,833

Liabilities
Payable for capital shares redeemed	11,679
Accrued management fees	159,364
Distribution and service fees payable	78
Accrued foreign taxes	9,874
180,995

Net Assets	$102,965,838

Net Assets Consist of:
Capital (par value and paid-in surplus)	$120,445,629
Accumulated net investment loss	(572,358)
Accumulated net realized loss	(33,242,088)
Net unrealized appreciation	16,334,655
$102,965,838

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$102,739,215	16,329,897	$6.29
Institutional Class, $0.01 Par Value	$39,149	6,179	$6.34
A Class, $0.01 Par Value	$92,115	14,641	$6.29	*
C Class, $0.01 Par Value	$44,030	6,991	$6.30
R Class, $0.01 Par Value	$51,329	8,151	$6.30

*Maximum offering price $6.67 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $85,841)	$1,325,476
Interest	879
1,326,355

Expenses:
Management fees	1,832,059
Distribution and service fees:
A Class	125
C Class	246
R Class	140
Directors’ fees and expenses	2,898
Other expenses	3,934
1,839,402

Net investment income (loss)	(513,047)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $88,919)	17,425,524
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $59,611)	126,297
17,551,821

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(56,989))	356,692
Translation of assets and liabilities in foreign currencies	(2,887,939)
(2,531,247)

Net realized and unrealized gain (loss)	15,020,574

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,507,527

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2010 AND NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$(513,047)	$(369,299)
Net realized gain (loss)	17,551,821	(1,646,634)
Change in net unrealized appreciation (depreciation)	(2,531,247)	30,801,570
Net increase (decrease) in net assets resulting from operations	14,507,527	28,785,637

Distributions to Shareholders
From net investment income:
Investor Class	(1,832,216)	—
Institutional Class	(787)	—
A Class	(169)	—
R Class	(100)	—
Decrease in net assets from distributions	(1,833,272)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(2,744,539)	(2,579,078)

Redemption Fees
Increase in net assets from redemption fees	34,730	8,832

Net increase (decrease) in net assets	9,964,446	26,215,391

Net Assets
Beginning of period	93,001,392	66,786,001
End of period	$102,965,838	$93,001,392

Accumulated undistributed net investment income (loss)	$(572,358)	$462,743

See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2010

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. International Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of issuers in developed or emerging market countries that are small-sized companies at the time of purchase. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the A Class, C Class and R Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

18

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — Effective July 16, 2010, the corporation has entered into a management agreement with ACIM (see Note 9), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.60% to 2.00% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2010 was 1.88% for the Investor Class, A Class, C Class and R Class and 1.68% for the Institutional Class.

Prior to July 16, 2010, the corporation had entered into a management agreement with American Century Global Investment Management, Inc. (ACGIM) (see Note 9), under which ACGIM provided the fund with investment advisory and management services. Prior to July 16, 2010, ACGIM had entered into a subadvisory agreement with ACIM on behalf of the fund, under which ACIM made investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM paid all costs associated with retaining ACIM as the subadvisor of the fund.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2010, are detailed in the Statement of Operations.

20

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2010, were $198,495,131 and $203,221,192, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2010(1)		Year ended November 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		100,000,000
Sold	2,531,933	$14,684,338	2,878,583	$13,930,223
Issued in reinvestment of distributions	314,167	1,791,301	—	—
Redeemed	(3,437,697)	(19,387,146)	(3,685,056)	(15,251,912)
	(591,597)	(2,911,507)	(806,473)	(1,321,689)
Institutional Class/Shares Authorized	10,000,000		10,000,000
Issued in reinvestment of distributions	137	787	—	—
Redeemed	—	—	(328,394)	(1,257,389)
	137	787	(328,394)	(1,257,389)
A Class/Shares Authorized	10,000,000		N/A
Sold	15,078	85,679
Issued in reinvestment of distributions	29	169
Redeemed	(466)	(2,608)
	14,641	83,240
C Class/Shares Authorized	10,000,000		N/A
Sold	6,991	38,671
R Class/Shares Authorized	10,000,000		N/A
Sold	8,134	44,170
Issued in reinvestment of distributions	17	100
	8,151	44,270
Net increase (decrease)	(561,677)	$(2,744,539)	(1,134,867)	$(2,579,078)

(1)	March 1, 2010 (commencement of sale) through November 30, 2010 for the A Class, C Class and R Class.

21

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$4,754,786	$97,715,539	—
Temporary Cash Investments	71,951	200,000	—
Total Value of Investment Securities	$4,826,737	$97,915,539	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in common stocks of smaller companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover and high transaction costs.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$1,833,272	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

22

As of November 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$87,740,844
Gross tax appreciation of investments	$16,956,373
Gross tax depreciation of investments	(1,954,941)
Net tax appreciation (depreciation) of investments	$15,001,432
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(10,059)
Net tax appreciation (depreciation)	$14,991,373
Undistributed ordinary income	$418,153
Accumulated capital losses	$(32,889,317)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(21,113,960) and $(11,775,357) expire in 2016 and 2017, respectively.

9. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory and subadvisory agreements. As required by the 1940 Act, the assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund was managed until a new agreement was approved. The new investment advisory agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of the substitution of ACIM for ACGIM and different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010, eliminating the need for a new subadvisory agreement. Management agreements for new share classes that were launched after February 16, 2010 did not terminate, were not replaced by interim agreements, and did not require approval of new agreements.

23

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2010.

As of November 30, 2010, the fund intends to pass through to shareholders $174,464, or up to the maximum amount allowable, as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2010, the fund earned $1,411,317 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2010 are $0.0862 and $0.0107, respectively.

24

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.49	$3.70	$11.37	$11.79	$12.27
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.03)	(0.02)	0.05	0.02	(0.01)
Net Realized and Unrealized Gain (Loss)	0.94	1.81	(5.06)	2.94	2.53
Total From Investment Operations	0.91	1.79	(5.01)	2.96	2.52
Distributions
From Net Investment Income	(0.11)	—	(0.05)	— (2)	(0.01)
From Net Realized Gains	—	—	(2.61)	(3.38)	(2.99)
Total Distributions	(0.11)	—	(2.66)	(3.38)	(3.00)
Net Asset Value, End of Period	$6.29	$5.49	$3.70	$11.37	$11.79

Total Return(3)	16.72%	48.38%	(56.46)%	33.73%	25.37%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.89%	1.95%	1.87%	1.81%	1.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.52)%	(0.52)%	0.72%	0.19%	(0.06)%
Portfolio Turnover Rate	209%	244%	206%	149%	160%
Net Assets, End of Period (in thousands)	$102,739	$92,968	$65,541	$212,157	$180,732

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

25

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.54	$3.72	$11.44	$11.85	$12.32
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.02)	(0.04)	0.07	0.06	0.02
Net Realized and Unrealized Gain (Loss)	0.95	1.86	(5.10)	2.94	2.54
Total From Investment Operations	0.93	1.82	(5.03)	3.00	2.56
Distributions
From Net Investment Income	(0.13)	—	(0.08)	(0.03)	(0.04)
From Net Realized Gains	—	—	(2.61)	(3.38)	(2.99)
Total Distributions	(0.13)	—	(2.69)	(3.41)	(3.03)
Net Asset Value, End of Period	$6.34	$5.54	$3.72	$11.44	$11.85

Total Return(2)	17.04%	48.92%	(56.44)%	33.97%	25.66%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.69%	1.75%	1.67%	1.61%	1.65%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.32)%	(0.32)%	0.92%	0.39%	0.14%
Portfolio Turnover Rate	209%	244%	206%	149%	160%
Net Assets, End of Period (in thousands)	$39	$33	$1,245	$4,513	$1,099

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

26

A Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.51
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.02)
Net Realized and Unrealized Gain (Loss)	0.84
Total From Investment Operations	0.82
Distributions
From Net Investment Income	(0.04)
Net Asset Value, End of Period	$6.29

Total Return(3)	14.87%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.14	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.45	)%(4)
Portfolio Turnover Rate	209	%(5)
Net Assets, End of Period (in thousands)	$92

(1)	March 1, 2010 (commencement of sale) through November 30, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2010.

See Notes to Financial Statements.

27

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.51
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.05)
Net Realized and Unrealized Gain (Loss)	0.84
Total From Investment Operations	0.79
Net Asset Value, End of Period	$6.30

Total Return(3)	14.34%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.89	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.19	)%(4)
Portfolio Turnover Rate	209	%(5)
Net Assets, End of Period (in thousands)	$44

(1)	March 1, 2010 (commencement of sale) through November 30, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2010.

See Notes to Financial Statements.

28

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.51
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.03)
Net Realized and Unrealized Gain (Loss)	0.84
Total From Investment Operations	0.81
Distributions
From Net Investment Income	(0.02)
Net Asset Value, End of Period	$6.30

Total Return(3)	14.77%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.39	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.69	)%(4)
Portfolio Turnover Rate	209	%(5)
Net Assets, End of Period (in thousands)	$51

(1)	March 1, 2010 (commencement of sale) through November 30, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2010.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Opportunities Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunities Fund of American Century World Mutual Funds, Inc., as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 21, 2011

30

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century World Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century World Mutual Funds, Inc.):

John R. Whitten	For:	2,929,586,620
	Withhold:	111,215,872
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor Class	For:	72,595,033
	Against:	838,490
	Abstain:	1,129,157
	Broker Non-Vote:	1,980,026

Institutional Class	For:	35,713
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century World Mutual Funds, Inc.):

For:	2,615,996,754
Against:	146,084,712
Abstain:	88,327,689
Broker Non-Vote:	190,393,337

31

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

32

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

33

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70207   1101

ANNUAL REPORT          NOVEMBER 30, 2010

International Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Types of Investments in Portfolio	9
Investments by Country	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	30

Other Information

Proxy Voting Results	31
Management	33
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

     Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended November 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

     Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

     By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Recovered from Gloomy First Half

In the first half of the 12-month period, developed international equity markets posted dismal performance stemming from fiscal problems in Europe and escalating tensions in the Middle East. In the second half of the period, however, stocks rebounded sharply, generally recovering their earlier losses. European investors generally shrugged off a fresh round of sovereign debt concerns, focusing instead on improved business confidence throughout the eurozone. In particular, corporate sentiment brightened in Germany, which also reported a considerable drop in unemployment figures. Additionally, in Japan numerous export-reliant companies cheered the government’s efforts to weaken the yen, which had reached a 15-year high versus the U.S. dollar.

Overall, developed international equity markets underperformed the U.S. and emerging markets for the 12-month period. Although they recouped most of their earlier losses, European stocks declined for the entire period. Improving economic outlooks weren’t sufficient to offset the earlier impact of the debt crises plaguing Greece, Italy, Spain, Ireland, and Portugal. Meanwhile, Japan’s stock market was a leading performer among the developed nations, benefiting from optimistic economic growth forecasts. Elsewhere in Asia, China’s booming economy showed signs of cooling.

Outlook Favors Emerging Markets, Dividends

Many economists expect the emerging markets to be among the fastest-growing economies during the next 12 months, and that sentiment is fueling strong fund flows into emerging market stocks. Nevertheless, the risks should not be overlooked. Despite their higher economic growth forecasts, emerging market economies typically are based on one or two key basic industries, where dependency on commodity exports and price volatility is generally high. Shifts in the pricing or demand for the key products that underpin their economies can lead to sudden and major reversals in profitability and growth.

In the developed markets, industries and companies associated with higher dividend yields and less sensitive to sudden changes in consumer demand (the so-called “defensive stocks”) have been doing well. With bond and money market yields unusually low, dividend yields are an attractive alternative for investors seeking income. In addition, companies showing above-average earnings growth have performed well in this slow economy. Seeking such earnings growth remains a key component of our investment process.

International Equity Total Returns
For the 12 months ended November 30, 2010 (in U.S. dollars)
MSCI EAFE Index	1.11%	MSCI Europe Index	-2.72%
MSCI EAFE Growth Index	6.14%	MSCI World Index	5.98%
MSCI EAFE Value Index	-3.86%	MSCI Japan Index	8.09%
MSCI Emerging Markets (Gross) Index	15.65%

4

Performance

Total Returns as of November 30, 2010
				Average Annual Returns
	Ticker Symbol	1 year		5 years		10 years		Since Inception		Inception Date
A Class No sales charge* With sales charge*	MEQAX	-2.04 -7.70	% %	2.13 0.93	%(1) %(1)	3.61 3.00	%(1) %(1)	3.27 2.83	%(1) %(1)	3/31/97
MSCI EAFE Index	—	1.11%		1.80%		3.06%		4.24%		—
Investor Class	ACEVX	-1.82%		—		—		-0.51%		4/3/06
Institutional Class	ACVUX	-1.69%		—		—		-0.34%		4/3/06
B Class No sales charge* With sales charge*	MEQBX	-2.76 -6.76	% %	1.40 1.21	%(1) %(1)	2.88 2.88	%(1) %(1)	2.57 2.57	%(1) %(1)	3/31/97
C Class	ACCOX	-2.85%		—		—		-1.54%		4/3/06
R Class	ACVRX	-2.27%		—		—		-1.04%		4/3/06

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

International Value acquired all the net assets of the Mason Street International Equity Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund’s shareholders on March 15, 2006. Performance information prior to April 1, 2006, is that of the Mason Street International Equity Fund.

(1)	Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2000*

*	The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

**	Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.31%	1.11%	1.56%	2.31%	2.31%	1.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Gary Motyl and Neil Devlin

Performance Summary

International Value declined -2.04%* in the 12 months ended November 30, 2010. By comparison, its benchmark, the MSCI EAFE Index, edged up 1.11%. (Please see pages 5 and 6 for additional performance comparisons.)

The portfolio’s negative absolute returns reflect the challenging environment for international equities. It was a particularly difficult period for high-quality, value-oriented, shares—such as those in which the fund invests—which lagged more economically sensitive, growth-oriented stocks for the year. Relative to the benchmark, positioning in the utilities, energy, health care, and materials sectors detracted most. At the other end of the spectrum, financial, industrial, and consumer discretionary stocks were the leading contributors to relative return.

Utilities, Energy, Health Care Shares Hurt Most

The key theme explaining the portfolio’s relative performance was its comparatively heavy exposure to value-oriented shares that lagged the broad EAFE Index. What’s more, the portfolio’s utilities, energy, and health care shares underperformed these segments of the index. Negative sector allocation and stock selection effects made these three sectors the leading detractors from relative results for the year.

Examples of stocks that fit this general theme were electric utilities E.ON, Iberdrola, EDF, and multi-line utility GDF Suez. Looking at energy shares, the main source of weakness by far was positioning among oil, gas, and consumable fuels companies. Brazilian energy giant Petroleo Brasileiro was the number-one detractor for the fiscal year, while stakes in Total, Gazprom, and China Shenhua Energy were modest detractors. In the health care sector, pharmaceutical names detracted most as a result of stock choices. Merck KGaA (“German Merck,” as opposed to U.S.-based pharmaceutical giant Merck & Co.) was a top-10 detractor amid concern about the company’s decision to acquire life sciences company Millipore, as well as cuts to future earnings estimates and dividend payouts.

It also hurt to hold stocks of developed European markets, which struggled with the effects of the sovereign debt crisis for much of the year. For example, French and German holdings detracted most at the country level. French financial services firm AXA and France Telecom were two of the largest individual detractors for the year. In addition to E.ON and Merck KGaA, stakes in Deutsche Post and BASF were other notable German detractors, and it hurt to be unexposed to Daimler. Finally, it detracted to be underexposed to materials shares, which was among the best-performing sectors in the index for the year.

Financial Shares Helped Most

The leading contribution to the portfolio’s relative performance came from positioning among financial shares, thanks to stock selection and an underweight position in this lagging sector. In particular, it helped to be underrepresented in many of the poorest-performing commercial banks, including Banco Santander, Banco Bilbao Vizcaya Argentaria, BNP Paribas, and Societe Generale. It was a similar story in the capital market segment, which underperformed because of economic and market challenges and to which we had little exposure. Stock selection among insurance companies also benefited relative results, led by a stake in ACE, a top-10 contributor.

*
All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would have been lower than those shown.

7

Other Notable Contributors

Stock choices drove relative outperformance in the industrial, consumer discretionary, and information technology sectors. The industrial sector was home to the number-one individual contributor for the year—Chinese energy giant Shanghai Electric. British Airways and aerospace and defense firms Embraer and Rolls-Royce Group were other leading contributors in the sector.

Notable contributors in the consumer discretionary sector benefited from improving economic growth, led by automotive and industrial manufacturer Hyundai Motor, British retailer Burberry Group, and British Sky Broadcasting, among others. Elsewhere, a stake in communication giant China Telecom was a leading source of strength for the year.

Management Change

In September, Executive Vice President and Senior Portfolio Manager Neil Devlin, CFA, joined the International Value management team. Devlin currently manages institutional equity portfolios and is Vice President of Templeton Global Equity Group. He joins Templeton Global Equity Chief Investment Officer Gary Motyl, CFA, in managing the International Value Fund. Guang Yang has left the firm.

Outlook

“We believe the best way to generate outperformance over time versus our benchmark is through superior individual security selection, rather than top-down sector or industry allocation decisions. This is particularly likely to be true in an environment of modest global economic growth and fairly tight credit, which we believe ought to favor attractively valued companies with healthy balance sheets offering sustainable, growing dividend payouts,” said portfolio manager Neil Devlin. “As a result, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what we believe to be superior individual securities. In keeping with our value-oriented approach, the largest overweight position as of November 30, 2010, was in telecommunication services shares; the information technology and energy sectors were other notable overweights. The largest sector underweights were in consumer staples, materials, and financial shares.”

8

Top Ten Holdings
% of net assets as of 11/30/10
Royal Dutch Shell plc B Shares	2.6%
Vodafone Group plc	2.5%
AIA Group Ltd.	2.4%
Shanghai Electric Group Co. Ltd. H Shares	2.3%
China Telecom Corp. Ltd. H Shares	2.3%
Telenor ASA	2.3%
E.ON AG	2.2%
DBS Group Holdings Ltd.	2.2%
Samsung Electronics Co. Ltd.	2.1%
SAP AG	2.1%

Types of Investments in Portfolio
% of net assets as of 11/30/10
Foreign Common Stocks	95.0%
Temporary Cash Investments	4.4%
Other Assets and Liabilities	0.6%

Investments by Country
% of net assets as of 11/30/10
United Kingdom	17.8%
France	9.9%
Germany	9.9%
South Korea	7.6%
Netherlands	6.6%
Hong Kong	6.6%
Switzerland	5.9%
Japan	5.6%
People’s Republic of China	5.0%
Brazil	4.0%
Spain	3.9%
Singapore	3.2%
Taiwan (Republic of China)	2.6%
Norway	2.3%
Other Countries	4.1%
Cash and Equivalents*	5.0%

*Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2010 to November 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/29/10	Ending Account Value 11/30/10	Expenses Paid During Period* 5/29/10 - 11/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,132.80	$7.17	1.32%
Institutional Class	$1,000	$1,133.00	$6.09	1.12%
A Class	$1,000	$1,130.50	$8.52	1.57%
B Class	$1,000	$1,128.30	$12.58	2.32%
C Class	$1,000	$1,127.50	$12.58	2.32%
R Class	$1,000	$1,129.30	$9.87	1.82%
Hypothetical
Investor Class	$1,000	$1,018.75	$6.79	1.32%
Institutional Class	$1,000	$1,019.77	$5.76	1.12%
A Class	$1,000	$1,017.48	$8.07	1.57%
B Class	$1,000	$1,013.66	$11.90	2.32%
C Class	$1,000	$1,013.66	$11.90	2.32%
R Class	$1,000	$1,016.20	$9.35	1.82%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

NOVEMBER 30, 2010

	Shares	Value
Common Stocks — 95.0%
BRAZIL — 4.0%
Embraer SA ADR	7,620	$221,894
Petroleo Brasileiro SA-Petrobras ADR	11,580	375,655
Vale SA Preference Shares ADR	16,930	480,643
		1,078,192
FRANCE — 9.9%
Alstom SA	2,320	95,569
AXA SA	26,237	376,670
Cie Generale des Etablissements Michelin, Class B	7,988	540,423
Credit Agricole SA	8,190	100,368
France Telecom SA	22,060	446,706
Sanofi-Aventis SA	5,813	351,472
Total SA	9,030	437,384
Vivendi SA	12,620	307,888
		2,656,480
GERMANY — 9.9%
Celesio AG	5,670	133,215
Deutsche Lufthansa AG(1)	8,410	178,978
Deutsche Post AG	11,140	178,512
E.ON AG	20,850	598,257
Merck KGaA	6,980	544,892
RHOEN-KLINIKUM AG	6,020	126,513
SAP AG	11,810	550,959
Siemens AG ADR	3,040	333,792
		2,645,118
HONG KONG — 6.6%
AIA Group Ltd.(1)	224,400	648,772
Cheung Kong Holdings Ltd.	23,300	344,470
China Mobile Ltd.	53,500	533,615
Hutchison Whampoa Ltd.	23,900	239,151
		1,766,008
ITALY — 1.0%
ENI SpA	8,670	174,438
UniCredit SpA	48,220	93,325
		267,763
JAPAN — 5.6%
ITOCHU Corp.	31,100	288,369
Mabuchi Motor Co. Ltd.	2,800	134,664
Mitsubishi UFJ Financial Group, Inc.	44,420	210,184
Nintendo Co. Ltd.	1,830	497,023
Nissan Motor Co. Ltd.	7,760	$72,788
Sony Corp.	5,100	181,050
Trend Micro, Inc.	3,400	105,018
		1,489,096
NETHERLANDS — 6.6%
Akzo Nobel NV	4,950	266,202
ING Groep NV CVA(1)	56,972	503,025
Koninklijke Philips Electronics NV	4,387	118,390
Royal Dutch Shell plc B Shares	23,125	686,304
SBM Offshore NV	9,788	194,645
		1,768,566
NORWAY — 2.3%
Telenor ASA	42,360	608,913
PEOPLE’S REPUBLIC OF CHINA — 5.0%
China Shenhua Energy Co. Ltd. H Shares	26,000	109,322
China Telecom Corp. Ltd. H Shares	1,214,000	611,292
Shanghai Electric Group Co. Ltd. H Shares	916,000	627,567
		1,348,181
RUSSIAN FEDERATION — 0.9%
OAO Gazprom ADR	11,290	251,090
SINGAPORE — 3.2%
DBS Group Holdings Ltd.	56,250	596,433
United Overseas Bank Ltd.	19,000	266,217
		862,650
SOUTH KOREA — 7.6%
Hana Financial Group, Inc.	15,320	502,122
Hyundai Motor Co.	2,810	418,083
KB Financial Group, Inc.	7,050	328,967
Samsung Electronics Co. Ltd.	790	562,826
Shinhan Financial Group Co. Ltd.	5,350	206,266
		2,018,264
SPAIN — 3.9%
Banco Santander SA	8,470	80,260
Iberdrola SA	65,568	450,660
Telefonica SA ADR	7,860	503,040
		1,033,960
SWEDEN — 0.5%
Telefonaktiebolaget LM Ericsson B Shares	14,000	144,422

12

	Shares	Value
SWITZERLAND — 5.9%
ACE Ltd.	6,380	$373,358
Basilea Pharmaceutica(1)	1,960	128,011
Lonza Group AG	2,680	206,811
Roche Holding AG	4,010	550,568
Swiss Reinsurance Co. Ltd.	6,757	312,115
		1,570,863
TAIWAN (REPUBLIC OF CHINA) — 2.6%
Compal Electronics, Inc.	127,684	158,754
Lite-On Technology Corp.	62,091	80,561
Siliconware Precision Industries Co.	143,000	148,946
Taiwan Semiconductor Manufacturing Co. Ltd.	150,749	313,540
		701,801
THAILAND — 1.0%
Bangkok Bank Public Co. Ltd.	54,200	263,559
TURKEY — 0.7%
Turkcell Iletisim Hizmet AS ADR	11,530	196,471
UNITED KINGDOM — 17.8%
Aviva plc	95,440	526,411
BAE Systems plc	37,660	193,484
BP plc	53,240	352,738
British Airways plc(1)	110,840	440,670
GlaxoSmithKline plc	18,590	350,460
HSBC Holdings plc (Hong Kong)	36,400	370,089
Kingfisher plc	145,040	530,166
Marks & Spencer Group plc	56,340	326,524
National Grid plc	20,232	178,749
Pearson plc	16,290	234,633
Rolls-Royce Group plc(1)	40,420	382,886
Rolls-Royce Group plc C Shares(1)	2,586,880	4,024
Unilever plc	7,335	202,742
Vodafone Group plc	264,953	662,485
		4,756,061
TOTAL COMMON STOCKS (Cost $22,670,673)		25,427,458
Temporary Cash Investments — 4.4%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	75,702	$75,702
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 1.125%-2.125%, 6/30/11-11/30/14, valued at $1,123,820), in a joint trading account at 0.21%, dated 11/30/10, due 12/1/10 (Delivery value $1,100,006)		1,100,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,175,702)		1,175,702
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $23,846,375)		26,603,160
OTHER ASSETS AND LIABILITIES — 0.6%		154,547
TOTAL NET ASSETS — 100.0%		$26,757,707

Market Sector Diversification
(as a % of net assets)
Financials	22.8%
Telecommunication Services	13.3%
Industrials	12.8%
Consumer Discretionary	9.8%
Energy	9.6%
Information Technology	9.6%
Health Care	8.9%
Utilities	4.6%
Materials	2.8%
Consumer Staples	0.8%
Cash and Equivalents*	5.0%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

CVA = Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2010
Assets
Investment securities, at value (cost of $23,846,375)	$26,603,160
Foreign currency holdings, at value (cost of $30,435)	29,570
Receivable for capital shares sold	57,854
Dividends and interest receivable	143,072
26,833,656

Liabilities
Payable for investments purchased	24,755
Payable for capital shares redeemed	16,008
Accrued management fees	29,996
Distribution and service fees payable	5,190
75,949

Net Assets	$26,757,707

Net Assets Consist of:
Capital (par value and paid-in surplus)	$31,996,078
Undistributed net investment income	385,617
Accumulated net realized loss	(8,383,978)
Net unrealized appreciation	2,759,990
$26,757,707

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$7,272,258	1,052,940	$6.91
Institutional Class, $0.01 Par Value	$1,455,650	210,907	$6.90
A Class, $0.01 Par Value	$15,782,822	2,276,588	$6.93	*
B Class, $0.01 Par Value	$934,335	138,073	$6.77
C Class, $0.01 Par Value	$1,039,394	150,552	$6.90
R Class, $0.01 Par Value	$273,248	39,592	$6.90

*Maximum offering price $7.35 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $69,707)	$827,283
Interest	941
828,224
Expenses:
Management fees	358,575
Distribution and service fees:
A Class	43,247
B Class	11,576
C Class	9,169
R Class	1,017
Directors’ fees and expenses	1,494
Other expenses	4,886
429,964

Net investment income (loss)	398,260

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	217,333
Foreign currency transactions	203,773
421,106
Change in net unrealized appreciation (depreciation) on:
Investments	17,559
Translation of assets and liabilities in foreign currencies	(1,846,290)
(1,828,731)

Net realized and unrealized gain (loss)	(1,407,625)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,009,365)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2010 AND NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$398,260	$792,809
Net realized gain (loss)	421,106	(6,688,028)
Change in net unrealized appreciation (depreciation)	(1,828,731)	15,518,583
Net increase (decrease) in net assets resulting from operations	(1,009,365)	9,623,364

Distributions to Shareholders
From net investment income:
Investor Class	(281,159)	(55,648)
Institutional Class	(73,160)	(609,469)
A Class	(645,217)	(312,916)
B Class	(28,789)	(20,569)
C Class	(19,261)	(4,827)
R Class	(4,722)	(1,437)
Decrease in net assets from distributions	(1,052,308)	(1,004,866)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(1,004,655)	(22,114,533)

Redemption Fees
Increase in net assets from redemption fees	3,710	2,341

Net increase (decrease) in net assets	(3,062,618)	(13,493,694)

Net Assets
Beginning of period	29,820,325	43,314,019
End of period	$26,757,707	$29,820,325

Undistributed net investment income	$385,617	$1,051,953

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2010

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. International Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing at least 80% of its assets in equity securities and at least 65% of its assets in securities from a minimum of three countries outside the United States. The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

17

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — Effective July 16, 2010, the corporation has entered into a management agreement with ACIM (see Note 9), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.10% to 1.30% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2010 was 1.30% for the Investor Class, A Class, B Class, C Class and R Class and 1.10% for the Institutional Class.

Prior to July 16, 2010, the corporation had entered into a management agreement with American Century Global Investment Management, Inc. (ACGIM) (see Note 9), under which ACGIM provided the fund with investment advisory and management services. Prior to July 16, 2010, ACGIM had entered into a subadvisory agreement with ACIM on behalf of the fund, under which ACIM made investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM paid all costs associated with retaining ACIM as the subadvisor of the fund.

19

Effective July 16, 2010, ACIM has entered into a subadvisory agreement with Templeton Investment Counsel, LLC (Templeton) on behalf of the fund. Templeton makes investment decisions for the fund in accordance with the fund’s investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining Templeton as the subadvisor of the fund. Prior to July 16, 2010, the subadvisory agreement for the fund was between ACGIM (see Note 9) and Templeton. From December 1, 2009 through September 1, 2010, Templeton had entered into a subadvisory agreement with Franklin Templeton Investments (Asia) Limited on behalf of the fund as an additional subadvisor. Templeton has assumed the subadvisory responsibilities performed by Franklin Templeton Investments (Asia) Limited.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2010, are detailed in the Statement of Operations.

Other Expenses — The fund’s total other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and other miscellaneous expenses. A portion of these expenses was due to nonrecurring expenses paid by the fund. The impact of total other expenses to the annualized ratio of operating expenses to average net assets was 0.02%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2010, were $7,005,654 and $8,088,553, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2010		Year ended November 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	55,000,000		55,000,000
Sold	543,874	$3,779,102	673,027	$4,620,879
Issued in reinvestment of distributions	38,587	273,798	9,439	54,649
Redeemed	(493,578)	(3,480,623)	(177,325)	(1,061,257)
	88,883	572,277	505,141	3,614,271
Institutional Class/Shares Authorized	55,000,000		55,000,000
Sold	68,030	462,329	110,391	687,461
Issued in reinvestment of distributions	10,333	73,160	105,262	609,469
Redeemed	(89,177)	(600,913)	(4,343,332)	(26,020,480)
	(10,814)	(65,424)	(4,127,679)	(24,723,550)
A Class/Shares Authorized	45,000,000		55,000,000
Sold	899,755	6,485,839	573,706	3,482,243
Issued in reinvestment of distributions	89,337	636,290	52,914	307,968
Redeemed	(1,254,749)	(8,540,309)	(823,600)	(4,757,711)
	(265,657)	(1,418,180)	(196,980)	(967,500)
B Class/Shares Authorized	5,000,000		5,000,000
Sold	2,489	16,165	22,588	137,394
Issued in reinvestment of distributions	4,077	28,443	3,600	20,448
Redeemed	(78,840)	(534,140)	(102,821)	(558,503)
	(72,274)	(489,532)	(76,633)	(400,661)
C Class/Shares Authorized	10,000,000		50,000,000
Sold	68,338	488,852	73,369	441,842
Issued in reinvestment of distributions	2,661	18,909	808	4,679
Redeemed	(40,306)	(275,068)	(16,397)	(95,563)
	30,693	232,693	57,780	350,958
R Class/Shares Authorized	5,000,000		5,000,000
Sold	32,079	225,622	5,090	29,371
Issued in reinvestment of distributions	667	4,722	248	1,437
Redeemed	(10,043)	(66,833)	(2,852)	(18,859)
	22,703	163,511	2,486	11,949
Net increase (decrease)	(206,466)	$(1,004,655)	(3,835,885)	$(22,114,533)

21

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$2,484,853	$22,942,605	—
Temporary Cash Investments	75,702	1,100,000	—
Total Value of Investment Securities	$2,560,555	$24,042,605	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$1,052,308	$1,004,866
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

22

As of November 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$24,113,639
Gross tax appreciation of investments	$4,948,440
Gross tax depreciation of investments	(2,458,919)
Net tax appreciation (depreciation) of investments	$2,489,521
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$3,174
Net tax appreciation (depreciation)	$2,492,695
Undistributed ordinary income	$385,648
Accumulated capital losses	$(8,116,714)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(932,933) and $(7,183,781) expire in 2016 and 2017, respectively.

9. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory and subadvisory agreements. As required by the 1940 Act, the assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund was managed until new agreements were approved. The new agreements for the fund were approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. The agreements went into effect on July 16, 2010. The new agreements, which are substantially identical to the terminated agreement (with the exception of the substitution of ACIM for ACGIM and different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010, eliminating the need for a new subadvisory agreement with ACIM.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2010.

As of November 30, 2010, the fund intends to pass through to shareholders $85,298, or up to the maximum amount allowable, as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2010, the fund earned $896,990 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2010 are $0.2319 and $0.0220, respectively.

23

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.33	$5.47	$11.48	$14.36	$12.85
Income From Investment Operations
Net Investment Income (Loss)(2)	0.11	0.11	0.19	0.22	0.15
Net Realized and Unrealized Gain (Loss)	(0.24)	1.88	(5.18)	2.09	1.36
Total From Investment Operations	(0.13)	1.99	(4.99)	2.31	1.51
Distributions
From Net Investment Income	(0.29)	(0.13)	(0.24)	(0.47)	—
From Net Realized Gains	—	—	(0.78)	(4.72)	—
Total Distributions	(0.29)	(0.13)	(1.02)	(5.19)	—
Net Asset Value, End of Period	$6.91	$7.33	$5.47	$11.48	$14.36

Total Return(3)	(1.82)%	36.98%	(47.43)%	23.55%	11.75%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.32%	1.31%	1.31%	1.30%	1.30	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.66%	2.34%	2.20%	1.96%	2.77	%(4)(5)
Portfolio Turnover Rate	26%	16%	4%	11%	17%
Net Assets, End of Period (in thousands)	$7,272	$7,062	$2,512	$3,044	$437

(1)	April 3, 2006 (commencement of sale) through November 30, 2006.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

24

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.34	$5.48	$11.50	$14.38	$12.85
Income From Investment Operations
Net Investment Income (Loss)(2)	0.13	0.18	0.21	0.23	0.25
Net Realized and Unrealized Gain (Loss)	(0.25)	1.82	(5.19)	2.10	1.28
Total From Investment Operations	(0.12)	2.00	(4.98)	2.33	1.53
Distributions
From Net Investment Income	(0.32)	(0.14)	(0.26)	(0.49)	—
From Net Realized Gains	—	—	(0.78)	(4.72)	—
Total Distributions	(0.32)	(0.14)	(1.04)	(5.21)	—
Net Asset Value, End of Period	$6.90	$7.34	$5.48	$11.50	$14.38

Total Return(3)	(1.69)%	37.18%	(47.32)%	23.77%	11.91%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.12%	1.11%	1.11%	1.10%	1.10	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.86%	2.54%	2.40%	2.16%	2.97	%(4)(5)
Portfolio Turnover Rate	26%	16%	4%	11%	17%
Net Assets, End of Period (in thousands)	$1,456	$1,627	$23,847	$45,262	$35,574

(1)	April 3, 2006 (commencement of sale) through November 30, 2006.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

25

A Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010	2009	2008	2007	2006(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.33	$5.48	$11.49	$14.35	$12.70		$10.91
Income From Investment Operations
Net Investment Income (Loss)(2)	0.10	0.10	0.18	0.20	0.25		0.18
Net Realized and Unrealized Gain (Loss)	(0.24)	1.86	(5.20)	2.11	1.40		1.97
Total From Investment Operations	(0.14)	1.96	(5.02)	2.31	1.65		2.15
Distributions
From Net Investment Income	(0.26)	(0.11)	(0.21)	(0.45)	—		(0.15)
From Net Realized Gains	—	—	(0.78)	(4.72)	—		(0.21)
Total Distributions	(0.26)	(0.11)	(0.99)	(5.17)	—		(0.36)
Net Asset Value, End of Period	$6.93	$7.33	$5.48	$11.49	$14.35		$12.70

Total Return(3)	(2.04)%	36.40%	(47.53)%	23.44%	12.99%		19.95%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.57%	1.56%	1.51%	1.40%	1.40	%(4)	1.35%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.57%	1.56%	1.56%	1.55%	1.55	%(4)	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.41%	2.09%	2.00%	1.86%	2.67	%(4)(5)	1.52%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	1.41%	2.09%	1.95%	1.71%	2.52	%(4)(5)	1.52%
Portfolio Turnover Rate	26%	16%	4%	11%	17%		7%
Net Assets, End of Period (in thousands)	$15,783	$18,644	$15,015	$24,558	$19,890		$54,617

(1)
April 1, 2006 through November 30, 2006. The fund’s fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period. For the years before November 30, 2006, the fund’s fiscal year end was March 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

26

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010	2009	2008	2007	2006(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.11	$5.32	$11.16	$14.08	$12.51		$10.75
Income From Investment Operations
Net Investment Income (Loss)(2)	0.05	0.05	0.11	0.12	0.17		0.10
Net Realized and Unrealized Gain (Loss)	(0.24)	1.81	(5.05)	2.05	1.40		1.93
Total From Investment Operations	(0.19)	1.86	(4.94)	2.17	1.57		2.03
Distributions
From Net Investment Income	(0.15)	(0.07)	(0.12)	(0.37)	—		(0.06)
From Net Realized Gains	—	—	(0.78)	(4.72)	—		(0.21)
Total Distributions	(0.15)	(0.07)	(0.90)	(5.09)	—		(0.27)
Net Asset Value, End of Period	$6.77	$7.11	$5.32	$11.16	$14.08		$12.51

Total Return(3)	(2.76)%	35.36%	(47.84)%	22.51%	12.55%		19.07%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.32%	2.31%	2.22%	2.09%	2.09	%(4)	2.08%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	2.32%	2.31%	2.31%	2.30%	2.30	%(4)	2.08%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.66%	1.34%	1.29%	1.17%	1.98	%(4)(5)	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	0.66%	1.34%	1.20%	0.96%	1.77	%(4)(5)	0.90%
Portfolio Turnover Rate	26%	16%	4%	11%	17%		7%
Net Assets, End of Period (in thousands)	$934	$1,495	$1,526	$4,059	$4,313		$4,917

(1)
April 1, 2006 through November 30, 2006. The fund’s fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period. For the years before November 30, 2006, the fund’s fiscal year end was March 31.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

27

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.25	$5.42	$11.37	$14.27	$12.85
Income From Investment Operations
Net Investment Income (Loss)(2)	0.05	0.05	0.12	0.12	0.14
Net Realized and Unrealized Gain (Loss)	(0.25)	1.85	(5.17)	2.07	1.28
Total From Investment Operations	(0.20)	1.90	(5.05)	2.19	1.42
Distributions
From Net Investment Income	(0.15)	(0.07)	(0.12)	(0.37)	—
From Net Realized Gains	—	—	(0.78)	(4.72)	—
Total Distributions	(0.15)	(0.07)	(0.90)	(5.09)	—
Net Asset Value, End of Period	$6.90	$7.25	$5.42	$11.37	$14.27

Total Return(3)	(2.85)%	35.44%	(47.93)%	22.28%	11.05%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.32%	2.31%	2.31%	2.30%	2.30	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.66%	1.34%	1.20%	0.96%	1.77	%(4)(5)
Portfolio Turnover Rate	26%	16%	4%	11%	17%
Net Assets, End of Period (in thousands)	$1,039	$869	$337	$222	$41

(1)	April 3, 2006 (commencement of sale) through November 30, 2006.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

28

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.28	$5.45	$11.42	$14.31	$12.85
Income From Investment Operations
Net Investment Income (Loss)(2)	0.09	0.09	0.13	0.11	0.19
Net Realized and Unrealized Gain (Loss)	(0.25)	1.84	(5.14)	2.14	1.27
Total From Investment Operations	(0.16)	1.93	(5.01)	2.25	1.46
Distributions
From Net Investment Income	(0.22)	(0.10)	(0.18)	(0.42)	—
From Net Realized Gains	—	—	(0.78)	(4.72)	—
Total Distributions	(0.22)	(0.10)	(0.96)	(5.14)	—
Net Asset Value, End of Period	$6.90	$7.28	$5.45	$11.42	$14.31

Total Return(3)	(2.27)%	35.90%	(47.61)%	22.91%	11.36%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.82%	1.81%	1.81%	1.80%	1.80	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.16%	1.84%	1.70%	1.46%	2.27	%(4)(5)
Portfolio Turnover Rate	26%	16%	4%	11%	17%
Net Assets, End of Period (in thousands)	$273	$123	$78	$202	$28

(1)	April 3, 2006 (commencement of sale) through November 30, 2006.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Value Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Value Fund of American Century World Mutual Funds, Inc., as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 21, 2011

30

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century World Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century World Mutual Funds, Inc.):

John R. Whitten	For:	2,929,586,620
	Withhold:	111,215,872
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	14,415,789
	Against:	299,944
	Abstain:	397,324
	Broker Non-Vote:	6,981,238

Institutional Class	For:	1,632,535
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

Proposal 3:

To approve a subadvisory agreement by and among American Century Investment Management, Inc., Templeton Investment Counsel, LLC and Franklin Templeton Investments (Asia) Limited:

For:	16,002,947
Against:	285,998
Abstain:	456,646
Broker Non-Vote:	6,981,238

31

Proposal 4:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century World Mutual Funds, Inc.):

For:	2,615,996,754
Against:	146,084,712
Abstain:	88,327,689
Broker Non-Vote:	190,393,337

32

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

33

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

34

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by  calling 1-800-345-2021.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70204   1101

ANNUAL REPORT          NOVEMBER 30, 2010

NT Emerging Markets Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

Performance	5
Portfolio Commentary	6
Top Ten Holdings	8
Types of Investments in Portfolio	8
Investments by Country	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23

Other Information

Proxy Voting Results	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

     Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended November 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

     Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors – working on behalf of shareholders – to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

     By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Recovered from Gloomy First Half

In the first half of the 12-month period, developed international equity markets posted dismal performance stemming from fiscal problems in Europe and escalating tensions in the Middle East. In the second half of the period, however, stocks rebounded sharply, generally recovering their earlier losses. European investors generally shrugged off a fresh round of sovereign debt concerns, focusing instead on improved business confidence throughout the eurozone. In particular, corporate sentiment brightened in Germany, which also reported a considerable drop in unemployment figures. Additionally, in Japan numerous export-reliant companies cheered the government’s efforts to weaken the yen, which had reached a 15-year high versus the U.S. dollar.

Overall, developed international equity markets underperformed the U.S. and emerging markets for the 12-month period. Although they recouped most of their earlier losses, European stocks declined for the entire period. Improving economic outlooks weren’t sufficient to offset the earlier impact of the debt crises plaguing Greece, Italy, Spain, Ireland, and Portugal. Meanwhile, Japan’s stock market was a leading performer among the developed nations, benefiting from optimistic economic growth forecasts. Elsewhere in Asia, China’s booming economy showed signs of cooling.

Outlook Favors Emerging Markets, Dividends

Many economists expect the emerging markets to be among the fastest-growing economies during the next 12 months, and that sentiment is fueling strong fund flows into emerging market stocks. Nevertheless, the risks should not be overlooked. Despite their higher economic growth forecasts, emerging market economies typically are based on one or two key basic industries, where dependency on commodity exports and price volatility is generally high. Shifts in the pricing or demand for the key products that underpin their economies can lead to sudden and major reversals in profitability and growth.

In the developed markets, industries and companies associated with higher dividend yields and less sensitive to sudden changes in consumer demand (the so-called “defensive stocks”) have been doing well. With bond and money market yields unusually low, dividend yields are an attractive alternative for investors seeking income. In addition, companies showing above-average earnings growth have performed well in this slow economy. Seeking such earnings growth remains a key component of our investment process.

International Equity Total Returns
For the 12 months ended November 30, 2010 (in U.S. dollars)
MSCI EAFE Index	1.11%	MSCI Europe Index	-2.72%
MSCI EAFE Growth Index	6.14%	MSCI World Index	5.98%
MSCI EAFE Value Index	-3.86%	MSCI Japan Index	8.09%
MSCI Emerging Markets (Gross) Index	15.65%

4

Performance

Total Returns as of November 30, 2010
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	ACLKX	15.73%	5.13%	5/12/06
MSCI Emerging Markets Growth Index	—	16.50%	6.30%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 1.58%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Anthony Han

Performance Summary

The NT Emerging Markets portfolio returned 15.73% for the 12 months ended November 30, 2010, compared with its benchmark, the MSCI Emerging Markets Growth Index, which returned 16.50%.

Stocks in many global markets generally struggled during the first half of the period, as several eurozone nations came close to defaulting on their sovereign debt. In the second half of the period, improving business conditions and confidence and solid corporate earnings reports in several markets helped propel stocks and push 12-month returns into positive territory. Emerging market stocks significantly outperformed their developed market counterparts, primarily because the emerging markets weren’t facing the sovereign debt problems mounting in many developed nations. Instead, many emerging markets focused on building their infrastructures and growing their economies.

The portfolio, which underperformed its benchmark for the period, benefited from strong stock selection across a variety of regions and sectors. Overall, our sector and country allocations detracted from relative performance.

Chile Detracted; India Was Top Performer

The largest detractors from a regional perspective included Chile, China, and Mexico. Stock selection dragged down relative results in Chile and China, while underweight positions in Mexico and Chile also were ineffective. Late in the period, concerns about rising inflation and slower growth rates in China, along with the Chinese government’s decision to untether its currency from the U.S. dollar, rattled investors. Several China-based stocks weakened, including our overweight position in Skyworth Digital Holdings, a television manufacturer, which was among the portfolio’s largest detractors due to falling unit sales. Analysts had expected volumes to climb, due largely to the Chinese government’s incentives to stimulate domestic demand for household appliances.

The portfolio’s largest regional contributors to relative performance included India, South Africa, and Thailand. In each country, our stock selection was robust. In addition, our overweight positions in India and Thailand boosted results, while an underweight to South Africa was slightly positive. In addition, our position in Taiwan was a key contributor, with our overweights to Eva Airways and HTC Corp. finishing the period among the best performers. Eva, a leading international carrier in Taiwan, benefited from the region’s burgeoning tourism business. Cellular handset maker HTC posted considerable market share gains on growing demand for its smartphones that run on Google’s Android operating system.

6

Materials Lagged; Financials Were Top Contributors

Poor stock selection and underweights in the materials and telecommunication services sectors dragged down the portfolio’s relative performance. In particular, our overweight position in Hong Kong’s Fushan International Energy Group was among the portfolio’s weakest holdings. The company, which mines coking coal used for firing smelters in steel mills, saw its stock price steadily decline, despite strong operating results. Macroeconomic influences, including China’s tightening efforts, combined with falling steel prices, higher production costs, and economic uncertainty in Europe, created a challenging climate for the China’s metals and mining industry.

Europe’s financial woes hurt Hungary’s OTP Bank, which was the portfolio’s weakest holding. The company’s shares tumbled after Hungary’s prime minister unveiled a tax on financial institutions to help ease the country’s budget shortfall.

The portfolio’s financials sector made the greatest contribution to relative performance, driven primarily by strong stock selection in the commercial banking and insurance industries. An overweight position in the consumer discretionary sector was positive, while stock selection drove the portfolio’s outperformance in the consumer staples sector. The food and staples retailing industry was the leading consumer staples contributor, with CP ALL PCL, a Thailand-based company that operates convenience stores under the 7-Eleven trademark, among the portfolio’s top performers.

Outlook

Global economic activity is improving, but significant headwinds remain, including sovereign debt concerns in the developed world and the potential for rising inflation around the globe. So far, government responses to the crisis have varied, and this lack of coordination may lead to divergent economic performance in the year ahead. We expect further volatility, yet we will continue to focus on finding companies located in emerging market countries with sustainable growth characteristics and promising long-term outlooks. Emerging markets have held up relatively well, primarily because they have managed their economies conservatively throughout the past several years.

7

Top Ten Holdings
% of net assets as of 11/30/10
Vale SA Preference Shares	5.6%
Ping An Insurance Group Co. of China Ltd. H Shares	3.1%
Samsung Electronics Co. Ltd.	3.1%
Infosys Technologies Ltd.	2.7%
Sberbank of Russia	2.6%
Hon Hai Precision Industry Co. Ltd.	2.1%
Itau Unibanco Holding SA Preference Shares	1.9%
Hyundai Heavy Industries Co. Ltd.	1.8%
CNOOC Ltd.	1.8%
HTC Corp.	1.8%

Types of Investments in Portfolio
% of net assets as of 11/30/10
Foreign Common Stocks & Rights	98.9%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	(0.9)%

Investments by Country
% of net assets as of 11/30/10
People’s Republic of China	15.1%
Brazil	14.3%
South Korea	11.4%
India	9.7%
Taiwan (Republic of China)	7.9%
South Africa	7.4%
Russian Federation	6.6%
Hong Kong	6.6%
Indonesia	3.8%
Thailand	3.2%
Turkey	2.8%
Mexico	2.3%
Malaysia	2.2%
Other Countries	5.6%
Cash and Equivalents*	1.1%
*Includes temporary cash investments and other assets and liabilities.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2010 to November 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/29/10	Ending Account Value 11/30/10	Expenses Paid During Period* 5/29/10 – 11/30/10	Annualized Expense Ratio*
Actual	$1,000	$1,209.00	$8.56	1.52%
Hypothetical	$1,000	$1,017.73	$7.81	1.52%

*Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

NOVEMBER 30, 2010

	Shares	Value
Common Stocks & Rights — 98.9%
BRAZIL — 14.3%
BR Malls Participacoes SA	76,800	$756,981
Cia de Bebidas das Americas Preference Shares ADR	5,997	813,433
Hypermarcas SA(1)	53,100	840,198
Hypermarcas SA Rights(1)	52	4
Itau Unibanco Holding SA Preference Shares	75,559	1,729,669
MRV Engenharia e Participacoes SA	66,800	660,364
Natura Cosmeticos SA	23,300	626,189
PDG Realty SA Empreendimentos e Participacoes	151,600	918,654
Petroleo Brasileiro SA-Petrobras ADR	54,996	1,610,283
Vale SA Preference Shares	181,500	5,081,069
		13,036,844
CANADA — 1.6%
Pacific Rubiales Energy Corp.	45,631	1,422,427
HONG KONG — 6.6%
C C Land Holdings Ltd.	1,520,000	569,626
China Merchants Holdings International Co. Ltd.	180,349	711,864
China Overseas Land & Investment Ltd.	524,000	1,006,823
CNOOC Ltd.	764,000	1,656,870
Comba Telecom Systems Holdings Ltd.	691,500	770,302
Geely Automobile Holdings Ltd.	700,000	384,928
Xinyi Glass Holdings Ltd.	1,200,000	917,953
		6,018,366
INDIA — 9.7%
Apollo Tyres Ltd.	340,769	490,897
Ashok Leyland Ltd.	610,572	953,416
Aurobindo Pharma Ltd.	38,636	1,050,544
Crompton Greaves Ltd.	118,529	865,493
HDFC Bank Ltd.	13,469	670,852
ICICI Bank Ltd.	40,584	1,010,156
Infosys Technologies Ltd.	36,684	2,439,204
Mundra Port and Special Economic Zone Ltd.	228,890	760,223
Tata Motors Ltd.	22,515	605,969
		8,846,754
INDONESIA — 3.8%
PT Astra International Tbk	148,000	$850,254
PT Bank Rakyat Indonesia (Persero) Tbk	597,500	694,460
PT Indofood CBP Sukses Makmur Tbk(1)	615,500	347,471
PT Perusahaan Gas Negara	1,594,500	758,949
PT Semen Gresik (Persero) Tbk	754,500	768,364
		3,419,498
MALAYSIA — 2.2%
CIMB Group Holdings Bhd	593,300	1,580,885
Supermax Corp. Bhd	343,925	450,604
		2,031,489
MEXICO — 2.3%
America Movil SAB de CV, Series L ADR	12,911	728,955
Grupo Mexico SAB de CV, Series B	251,323	853,747
Wal-Mart de Mexico SAB de CV	171,848	485,489
		2,068,191
PEOPLE’S REPUBLIC OF CHINA — 15.1%
AAC Acoustic Technologies Holdings, Inc.	248,000	683,468
Anta Sports Products Ltd.	212,000	395,328
Baidu, Inc. ADR(1)	10,433	1,097,447
China BlueChemical Ltd. H Shares	764,000	609,027
China Minsheng Banking Corp. Ltd. H Shares	572,500	509,456
China Oilfield Services Ltd. H Shares	330,000	603,469
Ctrip.com International Ltd. ADR(1)	27,919	1,223,411
Dongfeng Motor Group Co. Ltd. H Shares	466,000	886,979
Focus Media Holding Ltd. ADR(1)	32,629	761,235
Industrial & Commercial Bank of China Ltd. H Shares	891,000	693,055
Industrial & Commercial Bank of China Ltd. H Shares Rights(1)	40,095	13,167
Mongolian Mining Corp.(1)	421,300	462,257
PCD Stores Ltd.	1,450,000	461,230
Ping An Insurance Group Co. of China Ltd. H Shares	247,500	2,855,855
Sany Heavy Equipment International Holdings Co. Ltd.	411,000	657,380

11

	Shares	Value
Sinopharm Group Co. H Shares	128,400	$469,609
Tencent Holdings Ltd.	51,400	1,143,164
Xingda International Holdings Ltd.	212,000	209,677
		13,735,214
PERU — 1.2%
Credicorp Ltd.	9,457	1,133,611
POLAND — 0.5%
Powszechna Kasa Oszczednosci Bank Polski SA	34,113	472,997
RUSSIAN FEDERATION — 6.6%
CTC Media, Inc.	36,047	811,418
Magnit OJSC GDR	21,627	570,953
NovaTek OAO GDR	17,093	1,608,451
Sberbank of Russia	739,854	2,352,736
X5 Retail Group NV GDR(1)	18,357	696,648
		6,040,206
SOUTH AFRICA — 7.4%
Aspen Pharmacare Holdings Ltd.(1)	47,492	622,714
Exxaro Resources Ltd.	27,667	491,494
Gold Fields Ltd. ADR	17,922	299,118
Impala Platinum Holdings Ltd.	23,355	666,528
JD Group Ltd.	35,634	273,808
MTN Group Ltd.	96,388	1,645,707
Naspers Ltd. N Shares	26,350	1,315,132
Shoprite Holdings Ltd.	44,864	610,331
Truworths International Ltd.	77,565	787,379
		6,712,211
SOUTH KOREA — 11.4%
Doosan Infracore Co. Ltd.(1)	68,040	1,467,138
Hyundai Heavy Industries Co. Ltd.	5,189	1,662,682
Hyundai Motor Co.	8,619	1,282,368
Hyundai Steel Co.	3,989	378,463
LG Chem Ltd.	4,673	1,563,847
LG Household & Health Care Ltd.	2,483	819,171
POSCO	1,051	412,006
Samsung Electronics Co. Ltd.	3,980	2,835,501
		10,421,176
SWITZERLAND — 0.9%
Ferrexpo plc	145,626	790,081
TAIWAN (REPUBLIC OF CHINA) — 7.9%
AU Optronics Corp.(1)	381,000	$381,219
Eva Airways Corp.(1)	989,000	1,125,836
Hon Hai Precision Industry Co. Ltd.	530,503	1,888,283
HTC Corp.	59,700	1,654,933
Taiwan Semiconductor Manufacturing Co. Ltd.	791,774	1,646,796
Wistron Corp.	240,828	488,253
		7,185,320
THAILAND — 3.2%
Banpu PCL	46,400	1,160,384
CP ALL PCL	621,900	817,748
Kasikornbank PCL NVDR	225,100	889,826
		2,867,958
TURKEY — 2.8%
Tofas Turk Otomobil Fabrikasi AS	82,795	433,822
Turkiye Garanti Bankasi AS	267,292	1,482,289
Turkiye Sise ve Cam Fabrikalari AS(1)	383,777	653,281
		2,569,392
UNITED KINGDOM — 1.4%
Antofagasta plc	42,034	859,770
International Personal Finance plc	95,257	443,021
		1,302,791
TOTAL COMMON STOCKS & RIGHTS (Cost $65,577,817)		90,074,526
Temporary Cash Investments — 2.0%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	24,874	24,874
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 1.125%–2.125%, 6/30/11–11/30/14, valued at $1,838,978), in a joint trading account at 0.21%, dated 11/30/10, due 12/1/10 (Delivery value $1,800,011)		1,800,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,824,874)		1,824,874
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $67,402,691)		91,899,400
OTHER ASSETS AND LIABILITIES — (0.9)%		(789,835)
TOTAL NET ASSETS — 100.0%		$91,109,565

12

Market Sector Diversification
(as a % of net assets)
Financials	20.7%
Information Technology	16.5%
Consumer Discretionary	14.8%
Materials	14.8%
Industrials	9.7%
Energy	8.9%
Consumer Staples	7.3%
Health Care	2.8%
Telecommunication Services	2.6%
Utilities	0.8%
Cash and Equivalents*	1.1%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

NVDR = Non-Voting Depositary Receipt

OJSC = Open Joint Stock Company

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2010
Assets
Investment securities, at value (cost of $67,402,691)	$91,899,400
Foreign currency holdings, at value (cost of $90,558)	90,590
Receivable for investments sold	317,516
Receivable for capital shares sold	19,772
Dividends and interest receivable	62,465
Other assets	1,192
92,390,935

Liabilities
Disbursements in excess of demand deposit cash	10,843
Payable for investments purchased	1,005,554
Accrued management fees	114,328
Accrued foreign taxes	150,645
1,281,370

Net Assets	$91,109,565

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	100,000,000
Shares outstanding	8,896,059

Net Asset Value Per Share	$10.24

Net Assets Consist of:
Capital (par value and paid-in surplus)	$70,106,329
Accumulated net investment loss	(19,219)
Accumulated net realized loss	(3,322,036)
Net unrealized appreciation	24,344,491
$91,109,565

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $109,933)	$1,269,290
Interest	1,417
1,270,707

Expenses:
Management fees	1,123,890
Directors’ fees and expenses	2,173
Other expenses	3,852
1,129,915

Net investment income (loss)	140,792

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $47,611)	5,302,790
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $78,071)	689,881
5,992,671

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(6,060))	6,172,705
Translation of assets and liabilities in foreign currencies	184,146
6,356,851

Net realized and unrealized gain (loss)	12,349,522

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,490,314

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2010 AND NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$140,792	$154,330
Net realized gain (loss)	5,992,671	(2,001,573)
Change in net unrealized appreciation (depreciation)	6,356,851	25,523,096
Net increase (decrease) in net assets resulting from operations	12,490,314	23,675,853

Distributions to Shareholders
From net investment income	(94,843)	(152,834)

Capital Share Transactions
Proceeds from shares sold	26,050,487	32,244,736
Payments for shares redeemed	(7,646,938)	(16,171,865)
Net increase (decrease) in net assets from capital share transactions	18,403,549	16,072,871

Net increase (decrease) in net assets	30,799,020	39,595,890

Net Assets
Beginning of period	60,310,545	20,714,655
End of period	$91,109,565	$60,310,545

Accumulated undistributed net investment income (loss)	$(19,219)	$92,099

Transactions in Shares of the Fund
Sold	2,902,783	5,177,295
Redeemed	(810,053)	(2,421,624)
Net increase (decrease) in shares of the fund	2,092,730	2,755,671

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2010

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. NT Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing at least 80% of its assets in equity securities of companies located in emerging market countries. The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — Effective July 16, 2010, the corporation has entered into a management agreement with ACIM (see Note 8), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.05% to 1.65%. The effective annual management fee for the year ended November 30, 2010 was 1.51%.

Prior to July 16, 2010, the corporation had entered into a management agreement with American Century Global Investment Management, Inc. (ACGIM) (see Note 8), under which ACGIM provided the fund with investment advisory and management services. Prior to July 16, 2010, ACGIM had entered into a subadvisory agreement with ACIM on behalf of the fund, under which ACIM made investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM paid all costs associated with retaining ACIM as the subadvisor of the fund.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2010, were $90,323,074 and $68,458,479, respectively.

19

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks & Rights	$8,478,911	$81,595,615	—
Temporary Cash Investments	24,874	1,800,000	—
Total Value of Investment Securities	$8,503,785	$83,395,615	—

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

7. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$94,843	$152,834
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

20

As of November 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$68,149,056
Gross tax appreciation of investments	$24,396,589
Gross tax depreciation of investments	(646,245)
Net tax appreciation (depreciation) of investments	$23,750,344
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(152,389)
Net tax appreciation (depreciation)	$23,597,955
Undistributed ordinary income	—
Accumulated capital losses	$(2,576,198)
Currency loss deferral	$(18,521)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

The currency loss deferral represents net foreign currency losses incurred in the one-month period ended November 30, 2010. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory and subadvisory agreements. As required by the 1940 Act, the assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund was managed until a new agreement was approved. The new investment advisory agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of the substitution of ACIM for ACGIM and different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010, eliminating the need for a new subadvisory agreement.

9. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2010.

For corporate taxpayers, the fund hereby designates $2,775, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2010 as qualified for the corporate dividends received deduction.

21

Financial Highlights

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.86	$5.12	$16.19	$11.01	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.02 (2)	0.02 (2)	0.11 (2)	0.15	0.07
Net Realized and Unrealized Gain (Loss)	1.37	3.74	(8.52)	5.12	0.94
Total From Investment Operations	1.39	3.76	(8.41)	5.27	1.01
Distributions
From Net Investment Income	(0.01)	(0.02)	(0.20)	(0.09)	—
From Net Realized Gains	—	—	(2.46)	—	—
Total Distributions	(0.01)	(0.02)	(2.66)	(0.09)	—
Net Asset Value, End of Period	$10.24	$8.86	$5.12	$16.19	$11.01

Total Return(3)	15.73%	73.87%	(61.75)%	48.22%	10.10%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.52%	1.57%	1.52%	1.46%	1.60	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.19%	0.36%	1.17%	1.12%	1.68	%(4)
Portfolio Turnover Rate	94%	158%	157%	113%	59%
Net Assets, End of Period (in thousands)	$91,110	$60,311	$20,715	$28,378	$19,844

(1)	May 12, 2006 (fund inception) through November 30, 2006.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Emerging Markets Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Emerging Markets Fund of American Century World Mutual Funds, Inc., as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 21, 2011

23

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century World Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century World Mutual Funds, Inc.):

John R. Whitten	For:	2,929,586,620
	Withhold:	111,215,872
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Institutional Class	For:	69,676,133
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century World Mutual Funds, Inc.):

For:	2,615,996,754
Against:	146,084,712
Abstain:	88,327,689
Broker Non-Vote:	190,393,337

24

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

25

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

26

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70200   1101

ANNUAL REPORT          NOVEMBER 30, 2010

NT International Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

Performance	5
Portfolio Commentary	6
Top Ten Holdings	8
Types of Investments in Portfolio	8
Investments by Country	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23

Other Information

Proxy Voting Results	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

     Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended November 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

     Don Pratt

Dear Fellow Shareholders,

As regulators and the markets continue to sort out the events of the credit crisis, a consistent theme has been that financial services firms should re-examine their risk management practices. Risk management has been a regular part of American Century Investments’ activities for many years. However, recently American Century and your mutual fund board have been spending additional time focusing on our risk oversight processes.

The board’s efforts are now organized around three categories of risk: investment risk, operational risk, and enterprise risk. This approach has facilitated a realignment of many risk oversight tasks that the board has historically conducted. Investment risk tasks include a review of portfolio risk, monitoring the use of derivatives, and performance assessment. Operational risk focuses on compliance, valuation, shareholder services, and trading activities. Enterprise risk addresses the financial condition of the advisor, human resource development, and reputational risks. Risk oversight tasks are addressed in every quarterly board meeting, and a review of the advisor’s entire risk management program is undertaken annually. We acknowledge and support the approach that American Century Investments takes to its risk management responsibilities. While the board has refocused its efforts in this important oversight area, we recognize that risk oversight is a journey and we expect to continue to improve our processes.

Our September quarterly board meeting was held in the New York offices of American Century Investments. This gave the directors an opportunity to meet with the portfolio management teams for each of the global and international funds overseen by the board. Each team uses sophisticated investment tools and daily risk analysis in managing client assets. We also were impressed with the “bench strength” that has been developed under the leadership of the Global and Non-U.S. Equity CIO Mark Kopinski. These face-to-face meetings provide an opportunity for the directors—working on behalf of shareholders—to validate the advisor’s efforts and the investment management approach being followed.

I thank you for your continued confidence in American Century during this turbulent time in the economy and investment markets. If you have thoughts or questions you would like to share with the board send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

     By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Recovered from Gloomy First Half

In the first half of the 12-month period, developed international equity markets posted dismal performance stemming from fiscal problems in Europe and escalating tensions in the Middle East. In the second half of the period, however, stocks rebounded sharply, generally recovering their earlier losses. European investors generally shrugged off a fresh round of sovereign debt concerns, focusing instead on improved business confidence throughout the eurozone. In particular, corporate sentiment brightened in Germany, which also reported a considerable drop in unemployment figures. Additionally, in Japan numerous export-reliant companies cheered the government’s efforts to weaken the yen, which had reached a 15-year high versus the U.S. dollar.

Overall, developed international equity markets underperformed the U.S. and emerging markets for the 12-month period. Although they recouped most of their earlier losses, European stocks declined for the entire period. Improving economic outlooks weren’t sufficient to offset the earlier impact of the debt crises plaguing Greece, Italy, Spain, Ireland, and Portugal. Meanwhile, Japan’s stock market was a leading performer among the developed nations, benefiting from optimistic economic growth forecasts. Elsewhere in Asia, China’s booming economy showed signs of cooling.

Outlook Favors Emerging Markets, Dividends

Many economists expect the emerging markets to be among the fastest-growing economies during the next 12 months, and that sentiment is fueling strong fund flows into emerging market stocks. Nevertheless, the risks should not be overlooked. Despite their higher economic growth forecasts, emerging market economies typically are based on one or two key basic industries, where dependency on commodity exports and price volatility is generally high. Shifts in the pricing or demand for the key products that underpin their economies can lead to sudden and major reversals in profitability and growth.

In the developed markets, industries and companies associated with higher dividend yields and less sensitive to sudden changes in consumer demand (the so-called “defensive stocks”) have been doing well. With bond and money market yields unusually low, dividend yields are an attractive alternative for investors seeking income. In addition, companies showing above-average earnings growth have performed well in this slow economy. Seeking such earnings growth remains a key component of our investment process.

International Equity Total Returns
For the 12 months ended November 30, 2010 (in U.S. dollars)
MSCI EAFE Index	1.11%	MSCI Europe Index	-2.72%
MSCI EAFE Growth Index	6.14%	MSCI World Index	5.98%
MSCI EAFE Value Index	-3.86%	MSCI Japan Index	8.09%
MSCI Emerging Markets (Gross) Index	15.65%

4

Performance

Total Returns as of November 30, 2010
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	ACLNX	7.28%	-0.57%	5/12/06
MSCI EAFE Index	—	1.11%	-2.00%(1)	—
MSCI EAFE Growth Index	—	6.14%	-0.79%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 1.19%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

The NT International Growth portfolio returned 7.28% for the 12 months ended November 30, 2010, compared with its benchmarks, the MSCI EAFE Index and the MSCI EAFE Growth Index, which returned 1.11% and 6.14%, respectively.

After several eurozone nations came close to defaulting on their sovereign debt during the first half of the reporting period, international stocks generally rebounded to finish the year with gains. In many markets, improving business conditions and confidence and solid corporate earnings reports helped propel stocks. Within the developed markets, growth stocks sharply outpaced their value counterparts, while small- and mid-cap stocks significantly outperformed large-cap stocks.

Overall, stock selection, particularly in the financials and energy sectors, drove the portfolio’s outperformance relative to the benchmark. Our sector allocations, including an underweight in financials and an overweight in consumer discretionary stocks, also had an overall positive influence on the portfolio’s relative performance.

European Nations, Emerging Markets Were Top Contributors

From a regional perspective, the portfolio’s holdings in Europe contributed the most to relative performance, due to favorable stock selection in France, Italy, and the United Kingdom. In France, our overweight position in luxury goods company LVMH Moet Hennessy Louis Vuitton SA drove performance, while in Italy, our overweight position in Saipem, an oil and gas services company, was the top contributor. Overall, the developing markets sharply outperformed their developed market counterparts. Specifically, our portfolio-only positions in Taiwan and China contributed positively to the portfolio’s performance.

At the opposite end of the spectrum, results from Singapore and the Netherlands detracted from relative performance, primarily due to weak stock selection.

Information Technology, Financials Led Sector Results

The portfolio’s financials stocks led all sectors on a relative basis. In general, the financials sector continued to struggle, primarily due to the debt problems plaguing several countries in Europe. But, late in the period, European regulators announced that all but seven of 91 of the continent’s largest banks passed the stress test administered to analyze the financial soundness of the beleaguered banking industry, which helped spark a recovery in the sector. Our stock selection in the commercial banking and insurance industries drove the sector’s outperformance.

Propelled by strong stock selection and investor interest in traditional growth stocks, the portfolio’s information technology sector was the leading contributor to performance. In particular, our selections in the semiconductor and communications equipment industries generated solid results. HTC, the Taiwan-based cellular handset maker, was the portfolio’s top-performing stock. The company, a portfolio-only holding, posted considerable market share gains on growing demand for its smartphones that run on Google’s Android operating system. Our overweighted position in United Kingdom-based ARM Holdings, which develops and licenses semiconductor chip technology, represented the second-best contributor to portfolio performance. The company’s stock surged on soaring revenues and margins stemming from licensing deals with smartphone makers, including Apple. It also announced a new licensing deal with software giant Microsoft and benefited from mergers-and-acquisitions activity in the wireless semiconductor chip space.

6

Our portfolio-only position in Hyundai Motor Co. continued to deliver strong results, landing the South Korean automaker among the portfolio’s top contributors for the 12-month period. With its line of affordable cars, Hyundai continued to gain market share in a difficult economic climate for automakers.

Materials, Consumer Staples Sectors Lagged

The materials sector represented the portfolio’s largest detractor to relative performance. Stock selection dragged down results, particularly in the chemicals industry. Additionally, in the sector’s construction materials segment, German cement producer HeidelbergCement was among the portfolio’s largest performance detractors. In addition to suffering from plunging operating income in 2009, the company faced waning demand in the U.S. and Europe throughout much of 2010.

The portfolio’s consumer staples sector also detracted from performance. While stock selection was generally positive, an underweighted position relative to the benchmark led to underperformance. In particular, our underweighted position in Switzerland’s Nestle SA, the food and beverage company, was among the portfolio’s largest detractors for the period.

Outlook

Global economic activity is improving, but sovereign debt concerns in Europe, combined with the potential for rising inflation throughout the world, remain headwinds. The varied government responses may lead to divergent economic performance in the months ahead. We expect further volatility throughout the international stock markets, yet we will continue to focus on finding companies located in developed countries around the world (excluding the United States) with sustainable growth characteristics and promising long-term outlooks.

7

Top Ten Holdings
% of net assets as of 11/30/10
BHP Billiton Ltd.	2.3%
Novartis AG	1.7%
Unilever NV CVA	1.4%
HSBC Holdings plc (Hong Kong)	1.3%
Saipem SpA	1.3%
Li & Fung Ltd.	1.3%
BG Group plc	1.3%
Volvo AB B Shares	1.3%
HTC Corp.	1.3%
BNP Paribas	1.2%

Types of Investments in Portfolio
% of net assets as of 11/30/10
Foreign Common Stocks & Rights	97.4%
Temporary Cash Investments	2.1%
Other Assets and Liabilities	0.5%

Investments by Country
% of net assets as of 11/30/10
United Kingdom	15.5%
Japan	12.3%
France	9.4%
Switzerland	8.4%
Germany	7.0%
Sweden	4.5%
People’s Republic of China	4.1%
Netherlands	3.7%
Taiwan (Republic of China)	3.3%
Australia	3.1%
Hong Kong	2.8%
Spain	2.7%
Other Countries	20.6%
Cash and Equivalents*	2.6%
*Includes temporary cash investments and other assets and liabilities.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2010 to November 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/29/10	Ending Account Value 11/30/10	Expenses Paid During Period* 5/29/10 – 11/30/10	Annualized Expense Ratio*
Actual	$1,000	$1,167.90	$6.30	1.14%
Hypothetical	$1,000	$1,019.67	$5.87	1.14%

*Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

NOVEMBER 30, 2010

	Shares	Value
Common Stocks & Rights — 97.4%
AUSTRALIA — 3.1%
BHP Billiton Ltd.	140,931	$5,773,420
Wesfarmers Ltd.	66,863	2,016,215
		7,789,635
AUSTRIA — 0.7%
Erste Group Bank AG	47,100	1,842,398
BELGIUM — 1.5%
Anheuser-Busch InBev NV	49,008	2,667,052
Umicore	23,800	1,129,470
		3,796,522
BERMUDA — 0.9%
Seadrill Ltd.	56,800	1,739,027
Signet Jewelers Ltd.(1)	12,400	493,892
		2,232,919
BRAZIL — 1.8%
Banco Santander Brasil SA ADR	115,400	1,505,970
Vale SA Preference Shares	107,500	3,009,448
		4,515,418
CANADA — 0.4%
Canadian National Railway Co.	14,700	939,093
DENMARK — 1.8%
Carlsberg A/S B Shares	17,800	1,680,137
Novo Nordisk A/S B Shares	28,800	2,848,829
		4,528,966
FINLAND — 0.6%
Fortum Oyj	53,800	1,419,747
FRANCE — 9.4%
Accor SA	53,742	2,271,728
Air Liquide SA	19,520	2,285,482
BNP Paribas	51,870	3,070,241
Cie Generale d’Optique Essilor International SA	17,800	1,112,173
Danone SA	39,122	2,291,552
JC Decaux SA(1)	41,800	1,049,630
LVMH Moet Hennessy Louis Vuitton SA	17,200	2,608,847
Pernod-Ricard SA	10,058	819,773
Publicis Groupe SA	26,300	1,175,225
Safran SA	86,500	2,709,910
Schneider Electric SA	18,400	2,583,068
Total SA	30,124	1,459,108
		23,436,737
GERMANY — 7.0%
adidas AG	19,600	1,230,365
Allianz SE	12,700	1,393,002
BASF SE	12,500	$932,973
Bayerische Motoren Werke AG	32,200	2,421,312
Daimler AG(1)	31,700	2,052,060
Deutsche Boerse AG	11,500	695,476
Fresenius Medical Care AG & Co. KGaA	45,470	2,624,723
Metro AG	23,800	1,707,180
SAP AG	34,700	1,618,822
Siemens AG	25,200	2,757,198
		17,433,111
HONG KONG — 2.8%
CNOOC Ltd.	924,000	2,003,858
Li & Fung Ltd.	510,000	3,178,839
Link Real Estate Investment Trust (The)	324,500	1,017,575
Sun Hung Kai Properties Ltd.	42,000	694,492
		6,894,764
INDIA — 1.6%
HDFC Bank Ltd.	21,900	1,090,776
Infosys Technologies Ltd.	28,700	1,908,329
Larsen & Toubro Ltd.	23,800	1,011,468
		4,010,573
INDONESIA — 1.2%
PT Bank Mandiri (Persero) Tbk	2,215,000	1,569,183
PT Bank Rakyat Indonesia (Persero) Tbk	524,000	609,033
PT United Tractors Tbk	286,500	729,411
		2,907,627
IRELAND — 0.5%
Ryanair Holdings plc ADR	36,919	1,127,137
ISRAEL — 0.9%
Teva Pharmaceutical Industries Ltd. ADR	45,400	2,271,816
ITALY — 1.3%
Saipem SpA	80,762	3,360,950
JAPAN — 12.3%
Canon, Inc.	52,900	2,493,613
FANUC CORP.	16,700	2,392,556
Fujitsu Ltd.	292,000	1,873,629
Komatsu Ltd.	106,300	2,944,240
Mitsubishi Corp.	94,600	2,391,846
Mitsubishi UFJ Financial Group, Inc.	207,900	983,730
Murata Manufacturing Co. Ltd.	12,100	738,810
Nintendo Co. Ltd.	3,500	950,592
Nissan Motor Co. Ltd.	305,500	2,865,546

11

	Shares	Value
Nitori Holdings Co. Ltd.	20,500	$1,805,293
ORIX Corp.	24,200	2,067,511
Rakuten, Inc.	3,400	2,604,134
SOFTBANK CORP.	69,400	2,404,827
Sumitomo Realty & Development Co. Ltd.	57,000	1,227,315
Unicharm Corp.	42,900	1,676,222
Yahoo Japan Corp.	3,700	1,326,323
		30,746,187
LUXEMBOURG — 0.4%
Millicom International Cellular SA	10,606	920,389
MACAU — 0.5%
Wynn Macau Ltd.	601,600	1,219,454
MEXICO — 0.3%
Grupo Financiero Banorte SAB de CV, Series O	190,800	827,266
NETHERLANDS — 3.7%
ASML Holding NV	49,300	1,594,727
CNH Global NV(1)	32,400	1,342,008
Royal Dutch Shell plc, Class A	89,163	2,684,544
Unilever NV CVA	127,699	3,601,958
		9,223,237
NORWAY — 1.8%
Petroleum Geo-Services ASA(1)	64,300	780,423
Statoil ASA	40,800	808,473
Telenor ASA	128,800	1,851,462
Yara International ASA	23,000	1,094,780
		4,535,138
PEOPLE’S REPUBLIC OF CHINA — 4.1%
Baidu, Inc. ADR(1)	20,000	2,103,800
China Unicom (Hong Kong) Ltd. ADR	102,300	1,374,912
Ctrip.com International Ltd. ADR(1)	32,564	1,426,954
Focus Media Holding Ltd. ADR(1)	14,985	349,600
Industrial & Commercial Bank of China Ltd. H Shares	2,367,000	1,841,146
Industrial & Commercial Bank of China Ltd. H Shares Rights(1)	104,715	34,388
Lenovo Group Ltd.	2,410,000	1,620,095
ZTE Corp. H Shares	427,000	1,569,954
		10,320,849
POLAND — 0.8%
Powszechna Kasa Oszczednosci Bank Polski SA	153,376	2,126,650
RUSSIAN FEDERATION — 1.4%
Magnit OJSC GDR	58,300	$1,539,120
Sberbank of Russia	632,000	2,009,760
		3,548,880
SINGAPORE — 0.5%
United Overseas Bank Ltd.	96,616	1,353,729
SOUTH KOREA — 1.3%
Hyundai Motor Co.	15,895	2,364,919
Samsung Electronics Co. Ltd.	1,200	854,925
		3,219,844
SPAIN — 2.7%
Banco Bilbao Vizcaya Argentaria SA	235,360	2,162,088
Banco Santander SA	117,216	1,110,711
Inditex SA	21,700	1,635,416
Telefonica SA	84,000	1,787,103
		6,695,318
SWEDEN — 4.5%
Alfa Laval AB	118,000	2,072,133
Atlas Copco AB A Shares	121,500	2,682,973
Swedbank AB A Shares(1)	151,200	1,911,271
Telefonaktiebolaget LM Ericsson B Shares	141,700	1,461,759
Volvo AB B Shares(1)	218,000	3,164,834
		11,292,970
SWITZERLAND — 8.4%
Adecco SA	12,800	728,860
Givaudan SA	2,000	2,004,683
Holcim Ltd.	11,300	727,888
Kuehne + Nagel International AG	15,700	2,013,242
Nestle SA	32,200	1,750,122
Novartis AG	78,865	4,184,289
Roche Holding AG	19,166	2,631,470
Sonova Holding AG	7,000	873,910
Swatch Group AG (The)	6,200	2,489,513
UBS AG(1)	109,600	1,641,297
Xstrata plc	104,400	2,098,066
		21,143,340
TAIWAN (REPUBLIC OF CHINA) — 3.3%
AU Optronics Corp.(1)	1,874,000	1,875,076
Hon Hai Precision Industry Co. Ltd.	476,400	1,695,707
HTC Corp.	113,550	3,147,700
Nan Ya Printed Circuit Board Corp.	134,000	474,764
Taiwan Semiconductor Manufacturing Co. Ltd.	543,000	1,129,376
		8,322,623

12

	Shares	Value
TURKEY — 0.4%
Turkiye Garanti Bankasi AS	178,800	$991,550
UNITED KINGDOM — 15.5%
Admiral Group plc	70,441	1,674,191
Antofagasta plc	104,513	2,137,726
ARM Holdings plc	325,300	2,002,700
Barclays plc	605,735	2,413,421
BG Group plc	175,831	3,176,660
British Airways plc(1)	231,800	921,574
Burberry Group plc	71,666	1,110,270
Capita Group plc (The)	154,805	1,569,960
Carnival plc	59,613	2,431,251
Compass Group plc	236,582	2,044,193
HSBC Holdings plc (Hong Kong)	330,578	3,361,081
Intertek Group plc	58,000	1,636,520
Lloyds Banking Group plc(1)	942,100	885,242
Reckitt Benckiser Group plc	48,877	2,584,875
Reed Elsevier plc	119,370	945,081
Rolls-Royce Group plc C Shares(1)	9,340,864	14,529
Schroders plc	50,693	1,258,453
Standard Chartered plc	46,345	1,247,832
Tesco plc	319,453	2,058,628
Tullow Oil plc	57,900	1,032,995
Vodafone Group plc	1,226,500	3,066,723
Wolseley plc(1)	42,800	1,142,397
		38,716,302
TOTAL COMMON STOCKS & RIGHTS (Cost $207,459,257)		243,711,139
Temporary Cash Investments — 2.1%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	59,515	59,515
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 1.125%-2.125%, 6/30/11-11/30/14, valued at $5,312,603), in a joint trading account at 0.21%, dated 11/30/10, due 12/1/10 (Delivery value $5,200,030)		5,200,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,259,515)		5,259,515
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $212,718,772)		248,970,654
OTHER ASSETS AND LIABILITIES — 0.5%		1,246,887
TOTAL NET ASSETS — 100.0%		$250,217,541

Market Sector Diversification
(as a % of net assets)
Financials	17.8%
Consumer Discretionary	15.9%
Industrials	14.7%
Information Technology	12.2%
Consumer Staples	9.7%
Materials	8.5%
Energy	6.8%
Health Care	6.6%
Telecommunication Services	4.6%
Utilities	0.6%
Cash and Equivalents*	2.6%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

CVA = Certificaten Van Aandelen

GDR = Global Depositary Receipt

OJSC = Open Joint Stock Company

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2010
Assets
Investment securities, at value (cost of $212,718,772)	$248,970,654
Foreign currency holdings, at value (cost $16,506)	16,508
Receivable for capital shares sold	1,358,550
Dividends and interest receivable	708,104
Other assets	1,947
251,055,763

Liabilities
Disbursements in excess of demand deposit cash	32,731
Payable for investments purchased	499,169
Accrued management fees	234,075
Accrued foreign taxes	72,247
838,222

Net Assets	$250,217,541

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	100,000,000
Shares outstanding	27,479,622

Net Asset Value Per Share	$9.11

Net Assets Consist of:
Capital (par value and paid-in surplus)	$223,948,915
Undistributed net investment income	1,878,510
Accumulated net realized loss	(11,797,005)
Net unrealized appreciation	36,187,121
$250,217,541

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $430,220)	$4,349,162
Interest	3,229
4,352,391
Expenses:
Management fees	2,366,304
Directors’ fees and expenses	6,115
Other expenses	1,143
2,373,562

Net investment income (loss)	1,978,829

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $54,099)	9,811,264
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $3,686)	1,562,864
11,374,128

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $23,203)	9,550,404
Translation of assets and liabilities in foreign currencies	(5,759,080)
3,791,324

Net realized and unrealized gain (loss)	15,165,452

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,144,281

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2010 AND NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$1,978,829	$1,664,354
Net realized gain (loss)	11,374,128	(9,900,332)
Change in net unrealized appreciation (depreciation)	3,791,324	49,236,728
Net increase (decrease) in net assets resulting from operations	17,144,281	41,000,750

Distributions to Shareholders
From net investment income	(2,270,324)	(1,011,101)

Capital Share Transactions
Proceeds from shares sold	87,778,606	97,265,914
Payments for shares redeemed	(15,911,311)	(29,638,929)
Net increase (decrease) in net assets from capital share transactions	71,867,295	67,626,985

Net increase (decrease) in net assets	86,741,252	107,616,634

Net Assets
Beginning of period	163,476,289	55,859,655
End of period	$250,217,541	$163,476,289

Undistributed net investment income	$1,878,510	$2,058,184

Transactions in Shares of the Fund
Sold	10,301,837	14,216,297
Redeemed	(1,809,370)	(4,111,431)
Net increase (decrease) in shares of the fund	8,492,467	10,104,866

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2010

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. NT International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of companies in at least three developed countries (excluding the United States). The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — Effective July 16, 2010, the corporation has entered into a management agreement with ACIM (see Note 8), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.90% to 1.30%. The effective annual management fee for the year ended November 30, 2010 was 1.14%

Prior to July 16, 2010, the corporation had entered into a management agreement with American Century Global Investment Management, Inc. (ACGIM) (see Note 8), under which ACGIM provided the fund with investment advisory and management services.  Prior to July 16, 2010, ACGIM had entered into a subadvisory agreement with ACIM on behalf of the fund, under which ACIM made investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM paid all costs associated with retaining ACIM as the subadvisor of the fund.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2010, were $239,408,737 and $172,174,448, respectively.

19

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks & Rights	$12,916,478	$230,794,661	—
Temporary Cash Investments	59,515	5,200,000	—
Total Value of Investment Securities	$12,975,993	$235,994,661	—

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

7. Federal Tax Information

On December 21, 2010, the fund declared and paid a $0.0933 per-share distribution from net investment income to shareholders of record on December 20, 2010.

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$2,270,324	$1,011,101
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

20

As of November 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$215,294,733
Gross tax appreciation of investments	$39,183,923
Gross tax depreciation of investments	(5,508,002)
Net tax appreciation (depreciation) of investments	$33,675,921
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(64,761)
Net tax appreciation (depreciation)	$33,611,160
Undistributed ordinary income	$2,572,281
Accumulated capital losses	$(9,914,815)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

8. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory and subadvisory agreements.  As required by the 1940 Act, the assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund was managed until a new agreement was approved.  The new investment advisory agreement for the fund was approved by the Board of Directors on March 29, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010.  It went into effect on July 16, 2010.  The new agreement, which is substantially identical to the terminated agreement (with the exception of the substitution of ACIM for ACGIM and different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010, eliminating the need for a new subadvisory agreement.

9. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2010.

21

Financial Highlights

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.61	$6.29	$12.72	$10.34	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.08 (2)	0.10 (2)	0.16 (2)	0.12	0.03
Net Realized and Unrealized Gain (Loss)	0.54	2.33	(6.18)	2.29	0.31
Total From Investment Operations	0.62	2.43	(6.02)	2.41	0.34
Distributions
From Net Investment Income	(0.12)	(0.11)	(0.12)	(0.03)	—
From Net Realized Gains	—	—	(0.29)	—	—
Total Distributions	(0.12)	(0.11)	(0.41)	(0.03)	—
Net Asset Value, End of Period	$9.11	$8.61	$6.29	$12.72	$10.34

Total Return(3)	7.28%	39.09%	(48.82)%	23.40%	3.40%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.14%	1.18%	1.12%	1.07%	1.07	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.95%	1.41%	1.62%	1.15%	0.59	%(4)
Portfolio Turnover Rate	85%	132%	119%	104%	65%
Net Assets, End of Period (in thousands)	$250,218	$163,476	$55,860	$67,703	$46,380

(1)	May 12, 2006 (fund inception) through November 30, 2006.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Growth Fund, one of the funds constituting American Century World Mutual Funds, Inc. (the “Corporation”), as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT International Growth Fund of American Century World Mutual Funds, Inc., as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 21, 2011

23

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century World Mutual Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century World Mutual Funds, Inc.):

John R. Whitten	For:	2,929,586,620
	Withhold:	111,215,872
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Institutional Class	For:	193,130,586
	Against:	813,085
	Abstain:	1,147,643
	Broker Non-Vote:	0

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century World Mutual Funds, Inc.):

For:	2,615,996,754
Against:	146,084,712
Abstain:	88,327,689
Broker Non-Vote:	190,393,337

24

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

Thomas A. Brown
Year of Birth: 1940
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1997
Principal Occupation(s) During the Past Five Years: Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

25

James A. Olson
Year of Birth: 1942
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Saia, Inc. and Entertainment Properties Trust
Education/Other Professional Experience: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt
Year of Birth: 1937
Position(s) with the Fund: Director, Chairman of the Board
Length of Time Served: Since 1995 (Chairman since 2005)
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord
Year of Birth: 1945
Position(s) with the Fund: Director
Length of Time Served: Since 1994
Principal Occupation(s) During the Past Five Years: Retired, formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: DST Systems Inc., Euronet Worldwide Inc., Charming Shoppes, Inc.
Education/Other Professional Experience: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

John R. Whitten
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Project Consultant, Celanese Corp. (industrial chemical company)
Number of Funds in Fund Complex Overseen by Director: 61
Other Directorships Held by Director During the Past Five Years: Rudolph Technologies, Inc.
Professional Education/Experience: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

26

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century World Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70201   1101

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	James A. Olson, Andrea C. Hall and Thomas A. Brown are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2009:                    $204,457
FY 2010:                    $184,644

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2009: $0 FY 2010: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2009: $0 FY 2010: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2009:                    $0
FY 2010:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2009:                    $0
FY 2010:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2009: $0 FY 2010: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2009: $0 FY 2010: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2009:                    $55,065
FY 2010:                    $59,174

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 28, 2011

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 28, 2011